North American Funds

Prospectus 2000

Class A Shares
Class B Shares
Class C Shares

U.S. Equity Funds                                  Balanced Funds
Growth & Income Fund                               Balanced Fund
Large Cap Growth Fund                              LifeStyle Funds
Mid Cap Growth Fund                                Aggressive Growth LifeStyle Fund
Mid Cap Value Fund                                 Conservative Growth LifeStyle Fund
Science & Technology Fund                          Moderate Growth LifeStyle Fund
Small Cap Growth Fund                              Income Funds
Small Cap Index Fund                               Core Bond Fund
Socially Responsible Fund                          High Yield Bond Fund
Stock Index Fund                                   Municipal Bond Fund
International/Global Equity Funds                  Strategic Income Fund
Global Equity Fund                                 U.S. Government Securities Fund
International Equity Fund                          Money Market Funds
International Small Cap Fund                       Money Market Fund
                                                   Municipal Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

July 7, 2000

                                                AMERICAN GENERAL FINANCIAL GROUP

[LOGO]

Table of Contents
Organization of Information

This Prospectus includes information about 23 different Funds.
    .Section I includes a summary of each Fund.
    .Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    .Section III includes information about how to invest and manage your North American Funds account.

Section I: Summaries of the Funds............. Page  1
   .Investment Objective
   .Principal Investment Strategies
   .Main Risks
   .Investment Performance
   .Description of Main Risks
    North American Funds
   U.S. Equity Funds
   Growth & Income Fund                        Page  2
   Large Cap Growth Fund                       Page  3
   Mid Cap Growth Fund                         Page  4
   Mid Cap Value Fund                          Page  5
   Science & Technology Fund                   Page  6
   Small Cap Growth Fund                       Page  8
   Small Cap Index Fund                        Page  9
   Socially Responsible Fund                   Page 10
   Stock Index Fund                            Page 11
   International/Global Equity Funds
   Global Equity Fund                          Page 12
   International Equity Fund                   Page 13
   International Small Cap Fund                Page 14
   Balanced Funds
   Balanced Fund                               Page 15
   Lifestyle Funds
   Aggressive Growth LifeStyle Fund            Page 16
   Conservative Growth LifeStyle Fund          Page 18
   Moderate Growth LifeStyle Fund              Page 20
   Income Funds
   Core Bond Fund                              Page 22
   High Yield Bond Fund                        Page 23
   Municipal Bond Fund                         Page 24
   Strategic Income Fund                       Page 25
   U.S. Government Securities Fund             Page 26
   Money Market Funds
   Money Market Fund                           Page 27
   Municipal Money Market Fund                 Page 28
Section II: Other Information About Each       Page 32
Fund..........................................
   .Fees and Expenses
   .More Information About Investment
    Strategies
   .Other Risks of Investing
   .Fund Management
Section III: Investing in the Funds........... Page 55

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, taxes and account privileges.
Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 23 separate investment portfolios, or Funds. Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund.

The summaries on the next 28 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 29.

Below the Funds' descriptions are a chart and a table. The bar chart shows how the investment returns of one class of each Fund's shares have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. The bar chart does not reflect sales charges; if it did, performance would be less than shown.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each Class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) com-pared to returns of a broad-based securities market index. The table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable Deferred Sales Charge for Class B shares and Class C shares. Certain Funds do not show performance information for Class C shares because a full calendar year of performance information does not exist with respect to Class C shares of such Funds.

Each Fund's bar chart and Average Annual Total Return Table provides indica-tions of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future per-formance and that, as with any investment, it is possible to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

------

Growth & Income Fund
Investment Goal and Strategies

The investment objective of the Growth & Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers that Wellington Management believes are of high quality. High quality companies are companies that Wellington Management believes have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry. The Fund will typically invest in dividend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.
To select stocks for the Fund, Wellington Management assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of fundamental value. Wel-lington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each com-pany is located.

Main Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with value stocks and the risk that the stocks the Fund buys may stop paying dividends) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for C Shares
Annual Total Return

                             '91               0%
                             '92            8.29%
                             '93            9.20%
                             '94            2.11%
                             '95           26.78%
                             '96           20.90%
                             '97           31.64%
                             '98           25.39%
                             '99           16.74%

Best quarter: quarter ended 12/31/98 20.07%
Worst quarter: quarter ended 9/30/98 -9.81%


---------------------------------------------------
 Average Annual Total Returns as of 12/31/99

             Past One Year Past Five Years Life of Fund* Life of Fund*
                                           (Class A & B) (Class C)
----------------------------------------------------------------------
 Class A     10.02%        23.47%          20.95%        N/A
----------------------------------------------------------------------
 Class B     11.73%        24.05%          21.49%        N/A
----------------------------------------------------------------------
 Class C     15.74%        24.18%          N/A           17.17%
----------------------------------------------------------------------
 S&P 500     21.04%        28.54%          25.52%        19.80%
 Index(TM)

---------------------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 5/1/91

                                                                         ------

Large Cap Growth Fund (formerly Growth Equity Fund)
Investment Goal and Strategies

The investment objective of the Large Cap Growth Fund is to seek long-term cap-ital growth. To achieve this goal, Founders Asset Management LLC ("Founders"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in the common stocks of well-established, high-quality growth companies whose earnings are expected by Founders to increase faster than the market average.
High quality companies are companies that Founders believe have solid balance sheets, strong management teams, consistent earnings growth and market leader-ship in their industry.

The Fund may invest in other types of equity securities, such as preferred stocks and convertible securities, that offer opportunities for capital appre-ciation. The Fund may also invest in high-quality bonds. The Fund may invest up to 100% of its total assets in American Deposi-tary Receipts ("ADRs") and up to 30% of its total assets in foreign securities (other than ADRs). The Fund may not invest more than 25% of its total assets in any one foreign country.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with growth stocks)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97           25.37%
                             '98           25.13%
                             '99           38.37%

Best quarter: quarter ended 12/31/99 31.53%
Worst quarter: quarter ended 9/30/98 -13.75%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

             Past One Year Life of Fund
                           (since 3/4/96)
-----------------------------------------
 Class A     30.42%        24.49%
-----------------------------------------
 Class B     32.60%        25.24%
-----------------------------------------
 Class C     36.58%        25.64%
-----------------------------------------
 S&P 500     21.04%        26.26%
 Index(TM)

--------------------------------------------------------------------------------

------

Mid Cap Growth Fund (formerly Small/Mid Cap Fund)
Investment Goal and Strategies

The investment objective of the Mid Cap Growth Fund is to seek long term capi-tal appreciation. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests primarily in common stocks of mid-sized companies--those with market capitalizations ranging from approximately $2 billion to $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the
Fund's portfolio will be invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio will be invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sec-tor conditions and other factors that the subadviser believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments will usually be bought and sold frequent-ly, which may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)


The bar chart and table
provide an indication
of risk by showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97           15.89%
                             '98           29.65%
                             '99           32.20%

Best quarter: quarter ended 12/31/99 30.15%
Worst quarter: quarter ended 9/30/98 -16.39%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                          Past One Year Life of Fund
                                        (since 3/4/96)
------------------------------------------------------
 Class A                  24.60%        19.33%
------------------------------------------------------
 Class B                  26.29%        19.83%
------------------------------------------------------
 Class C                  30.29%        20.35%
------------------------------------------------------
 S&P MidCap               14.72%        20.64%
 400 Index(TM)
------------------------------------------------------
 Russell 2000 Index(TM)   21.26%        13.70%

--------------------------------------------------------------------------------

                                                                         ------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell MidcapTM Index. As of December 31, 1999, the largest company included in the Russell MidcapTM Index had an approximate mar-ket capitalization of $36.84 billion, while the average market capitalization was approximately $4.4 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow that it will be able to experience significant improvement in performance by investing in IPOs. The Fund will be actively traded, which will be reflected in its portfolio turnover rate. The Fund's active trading strategy may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)

 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also subadvised by NBM.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           23.96%

Best quarter: quarter ended 6/30/99 16.58%
Worst quarter: quarter ended 9/30/99 -11.34%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                                                Life of Fund
                                  Past One Year (since 11/4/98)
---------------------------------------------------------------
 Class A                          16.83%        21.73%
---------------------------------------------------------------
 Class B                          17.29%        23.15%
---------------------------------------------------------------
 Russell Midcap Value Index(TM)   (0.11)%        5.57%

--------------------------------------------------------------------------------

------

Science & Technology Fund
Investment Goal and Strategies


The objective of the Science & Technology Fund is long-term growth of capital.

The Fund's subadvisor, T. Rowe Price Associates, Inc. ("T. Rowe Price"), pur-sues this objective by investing at least 65% of the Fund's total assets in the common stocks and equity-related securities of companies that are expected to benefit from scientific breakthroughs and advancements in technology. Some of the industries that are likely to be included in the portfolio are:

 .Chemicals and synthetic materials, including pharmaceuticals

 .Computers, including hardware and software

 .Defense and aerospace

 .E-Commerce

 .Electronics, including hardware, software and components

 .Media and information services

 .Telecommunications

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technolo-gy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may invest up to 25% in other equity-related securities of science and technology companies, including convertible debt securities and convertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions. The Fund may invest in derivatives.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Science & Technology Company Risk (the risk that the prices of securities of science and technology companies will be particularly volatile)

                                                                        -------

Prior Performance of Similar Accounts

The Fund commenced operations on July 7, 2000, when a corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") was reorganized into the Fund. The performance information shown below is for the AGSPC1 Sci-ence & Technology Fund and the T. Rowe Price Science & Technology Fund, and not that of the Fund, or the AGSPC2 Fund, which had not completed a full year of operations on July 7, 2000.
The Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price Associates, Inc. for the AGSPC (1) Science & Technology Fund, and for the T. Rowe Price Science & Technology Fund. These are the only substantially similar funds for which T. Rowe Price is the investment advisor or subadvisor.

The AGSPC 1 Science & Technology Fund is sold as an annuity only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Cor-poration ("VALIC") and its affiliates or employee thrift plans maintained by VALIC or American General Corporation. The returns shown reflect investment management fees and other Fund expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortal-ity and expenses guarantees, administrative fees or surrender charges. The T. Rowe Price Science & Technology Fund is sold to the general public.

Investments made by the Fund, may not be the same as those made by the AGSPC 1 Science & Technology Fund or the T. Rowe Price Science & Technology Fund. Each of the funds will have different performance results, due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfo-lio size and positions. Past performance shown below is no guarantee of similar future performance for the Fund.

The bar charts show the annual returns and performance for each full calendar year since inception of the AGSPC 1 Science & Technology Fund, and for the past ten years for the T. Rowe Price Science & Technology Fund, assuming reinvest-ment of dividends and distributions.
                                    [GRAPH]

Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95           61.66%
                             '96           13.81%
                             '97            2.61%
                             '98           42.13%
                             '99          100.95%

AGSPC1 Science & Technology Fund

Best quarter: quarter ended 12/31/98 48.04%
Worst quarter: quarter ended 9/30/98 -17.28%

                                    [GRAPH]

Annual Total Return

                             '90           -1.33%
                             '91           60.17%
                             '92           18.76%
                             '93           24.25%
                             '94           15.79%
                             '95           55.53%
                             '96           14.23%
                             '97            1.71%
                             '98           42.35%
                             '99          100.99%

T. Rowe Price Science & Technology Fund

Best quarter: quarter ended 12/31/98 47.89%
Worst quarter: quarter ended 9/30/98 -29.53%

--------------------------------------------------------------------------------

                   1 Year  5 Years 10 Years Since inception
------------------------------------------------------------
 AGSPC 1 Science
  & Technology     100.95% 40.07%  N/A      40.13% (4/29/94)
------------------------------------------------------------
 T. Rowe Price
  Science &
  Technology Fund  100.99% 38.90%  30.16%   38.73% (9/30/87)
------------------------------------------------------------
 S&P 500 Index      21.04% 28.56%  18.21%    --

--------------------------------------------------------------------------------

------

Small Cap Growth Fund (formerly Emerging Growth Fund)
Investment Goal and Strategies

The investment objective of the Small Cap Growth Fund is maximum capital appre-ciation. Credit Suisse Asset Management, LLC ("CSAM"), the Fund's subadvisor, pursues this objective by investing primarily in equity securities of U.S. com-panies. The focus of the Fund is emerging growth companies, which often are small or medium-size companies (those with market capitalizations of $250 mil-lion to $4 billion, with growth characteristics such as positive earnings and potential for accelerated growth.

The Fund may also invest in high-quality bonds, and, to a certain extent, in foreign securities.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very significantly by the change in value of a single security.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)


The bar chart and table
provide an indication
of risk by showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           73.13%

Best quarter: quarter ended 12/31/99 45.94%
Worst quarter: quarter ended 9/30/98 -22.58%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                          Past One Year Life of Fund
                                        (since 1/6/98)
------------------------------------------------------
 Class A                  63.18%        28.58%
------------------------------------------------------
 Class B                  65.41%        29.15%
------------------------------------------------------
 Class C                  69.44%        31.17%
------------------------------------------------------
 Russell 2000 Growth      43.09%        20.35%
 Index(TM)

--------------------------------------------------------------------------------

                                                                         ------

Small Cap Index Fund
Investment Goal and Strategies

The Small Cap Index Fund seeks to provide investment results that are similar to the total return of the Russell 2000(TM) Index (the "Index"). American Gen-eral Investment Management, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is a sub-index of the Russell 3000(TM) Index, which follows the 3,000 largest U.S. companies based on total market capitalization. The Index measures the performance of the 2,000 smallest companies in the Russell 3000(TM) Index, and represents about 8% of the total market capitalization of the Russell 3000(TM) Index. The average market capitalization in the Index was $650 million as of December 31, 1999. As of the same date, the largest company in the Index had a market capitalization of nearly $13.04 billion.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying index)


The bar chart and table provide indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           18.35%

Best quarter: quarter ended 6/30/99 17.15%
Worst quarter: quarter ended 9/30/99 -6.44%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                           Past One Year Life of Fund
                                         (since 11/4/98)
--------------------------------------------------------
 Class A                   11.54%        19.06%
--------------------------------------------------------
 Class B                   12.63%        21.08%
--------------------------------------------------------
 Russell 2000 Index(TM):   21.26%        29.65%

--------------------------------------------------------------------------------

------

Socially Responsible Fund
Investment Goal and Strategies

The investment objective of the Socially Responsible Fund is to seek to obtain growth of capital.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 80% of the Fund's total assets in the equity securities of companies meeting social criteria estab-lished for the Fund. To find out which companies meet the Fund's social crite-ria, AGIM relies on industry classifications and research services such as the Investor Responsibility Research Center ("IRRC").

The Fund does not invest in companies that are significantly engaged in:

 .the production of nuclear energy;

 .the manufacture of weapons or delivery systems;

 .the manufacture of alcoholic beverages or tobacco products;

 .the operation of gambling casinos; or

 .business practices or the production of products that significantly pollute the environment.

Up to 20% of the Fund's total assets may be invested in high quality money mar-ket securities and warrants, or in other types of equity securities of compa-nies meeting social criteria, including American Depositary Receipts ("ADRs"), foreign securities, preferred stock, and convertible securities. The Fund may invest in derivatives.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Social Criteria Risk (the risk that securities of companies meeting the Fund's social criteria will underperform the market generally)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           18.30%

Best quarter: quarter ended 6/30/99 14.11%
Worst quarter: quarter ended 9/30/99 -6.97%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                     Past One Year  Life of Fund
                                   (since 11/4/98)
--------------------------------------------------
 Class A             11.50%        19.64%
--------------------------------------------------
 Class B             12.38%        21.58%
--------------------------------------------------
 S&P 500 Index(TM)   21.04%        29.87%

--------------------------------------------------------------------------------

                                                                         ------

Stock Index Fund
Investment Goal and Strategies

The Stock Index Fund seeks to provide investment results that are similar to the total return of the S&P 500 Index (the "Index"). American Investment Man-agement, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation. The Index approximates the general distribution of indus-tries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying Index)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           20.39%

Best quarter: quarter ended 12/31/99 14.39%
Worst quarter: quarter ended 9/30/99 -6.38%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                     Past One Year Life of Fund
                                   (since 11/4/98)
--------------------------------------------------
 Class A             13.46%        22.15%
--------------------------------------------------
 Class B             13.72%        23.53%
--------------------------------------------------
 S&P 500 Index(TM)   21.04%        29.87%

--------------------------------------------------------------------------------

------

Global Equity Fund
Investment Goal and Strategies

The investment objective of the Global Equity Fund is long-term capital appre-ciation. To achieve this objective, Founders Asset Management, LLC ("Found-ers"), the Fund's subadvisor, invests in a globally diversified portfolio of equity securities.

The Fund normally invests at least 65% of total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as the United States, and emphasizes common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ments in growth stocks)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table
provide an indication of
risk by showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for C Shares
Annual Total Return

                             '91           11.34%
                             '92           -2.87%
                             '93           29.56%
                             '94            1.20%
                             '95            6.43%
                             '96           10.71%
                             '97           19.98%
                             '98           10.59%
                             '99            2.33%

Best quarter: quarter ended 12/31/98 15.23%
Worst quarter: quarter ended 9/30/98 -14.52%


---------------------------------------------------
 Average Annual Total Returns as of 12/31/99

              Past One Year Past Five Years Life of Fund* Life of Fund*
                                            (Class A & B) (Class C)
-----------------------------------------------------------------------
 Class A      -3.00%         9.19%           7.58%        N/A
-----------------------------------------------------------------------
 Class B      -2.73%         9.58%           7.98%        N/A
-----------------------------------------------------------------------
 Class C       1.33%         9.85%          N/A            9.37%
-----------------------------------------------------------------------
 MSCI WORLD
 Index(TM)    24.93%        19.76%          17.86%        14.88%

---------------------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 11/1/90

                                                                         ------

International Equity Fund
Investment Goal and Strategies

The investment objective of the International Equity Fund is to seek long-term capital appreciation. Morgan Stanley Asset Management ("MSAM"), the Fund's subadvisor, pursues this objective by investing primarily in accordance with country and sector weightings determined by MSAM in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSAM seeks to maintain a diversified portfolio of international equity securi-ties based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM capitalizes on the significance of country and sector selection in international equity portfolio returns by over- and underweighting countries based on three factors: (i) valu-ation, (ii) fundamental change, and (iii) market momentum/technicals.

The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives may include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). In particular, the Fund may, but is not required to, buy or sell foreign curren-cies and options and futures contracts on foreign currencies for hedging pur-poses in connection with its foreign investments.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and
table provide an
indication of risk by
showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96           12.12%
                             '97           -0.47%
                             '98            8.19%
                             '99           28.29%

Best quarter: quarter ended 12/31/98 20.89%
Worst quarter: quarter ended 9/30/98 -20.56%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                          Past One Year Life of Fund
                                        (since 1/9/95)
------------------------------------------------------
 Class A                  20.91%        9.55%
------------------------------------------------------
 Class B                  22.37%        9.95%
------------------------------------------------------
 Class C                  26.37%        10.21%
------------------------------------------------------
 MSCI All Country World   30.91%        12.38%
 EX-US Index(TM)
------------------------------------------------------
 MSCI EAFE Index(TM)      26.96%        12.83%

--------------------------------------------------------------------------------

------

International Small Cap Fund
Investment Goal and Strategies

The investment objective of the International Small Cap Fund is to seek capital appreciation. To achieve this objective, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests primarily in equity securities issued by foreign companies with market capitalization or annual revenue of $1 billion or less.

These companies are located in both established and emerging economies throughout the world. Founders selects securities based on its evaluation of their potential to offer capital appreciation opportunities. Small companies are still in the developing stages of their life cycles and may have limited product lines, markets or financial resources and/or lack management depth. The Fund may invest in derivatives.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk by
showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97           -0.36%
                             '98           10.18%
                             '99           94.45%

Best quarter: quarter ended 12/31/99 64.58%
Worst quarter: quarter ended 9/30/98 -20.28%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                  Past One Year Life of Fund
                                (since 2/20/96)
-----------------------------------------------
 Class A          83.27%        23.09%
-----------------------------------------------
 Class B          87.74%        23.67%
-----------------------------------------------
 Class C          92.00%        24.16%
-----------------------------------------------
 MSCI WORLD(TM)   27.93%        13.18%
 ex-U.S. Index

--------------------------------------------------------------------------------

                                                                        -------

Balanced Fund
Investment Goal and Strategies

The investment objective of the Balanced Fund is current income and capital appreciation. To achieve this goal, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in U.S. and foreign com-mon stocks and approximately 25% of its total assets in investment grade debt securities. The portion of the Fund's portfolio invested in equity securities emphasizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since cur-rent income is a component of total return, INVESCO also considers companies' dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk by
showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for C Shares
Annual Total Return

                             '91           21.45%
                             '92           12.89%
                             '93           10.07%
                             '94           -2.80%
                             '95           23.53%
                             '96           10.15%
                             '97           16.30%
                             '98           13.12%
                             '99           -3.78%

Best quarter: quarter ended 6/30/97 10.31%
Worst quarter: quarter ended 9/30/99 -4.30%


-----------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund* Life of Fund*
                                                 (Class A & B) (Class C)
-------------------------------------------------------------------
 Class A           -8.68%        10.91%           9.19%        N/A
-------------------------------------------------------------------
 Class B           -8.55%        11.24%           9.56%        N/A
-------------------------------------------------------------------
 Class C           -4.74%        11.49%          N/A            9.99%
-------------------------------------------------------------------
 S&P 500
  Index(TM)        21.04%        28.54%          25.52%        21.24%
-------------------------------------------------------------------
 Lehman Brothers   -0.83%         7.73%           6.68%         6.62%
 Aggregate Bond
 Index(TM)

-----------------------------------------
*Inception dates: Class A and Class B - 4/1/94; Class C - 8/28/89

-------

Aggressive Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks growth through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
International Equity Securities
                             15%-35%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities   60%-80%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)

  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)

  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                         5%-15%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

                                                                         ------

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           28.92%

Best quarter: quarter ended 12/31/99 20.47%
Worst quarter: quarter ended 9/30/99 -2.27%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                                                                Life of Fund
                                                 Past One Year (since 11/4/98)
------------------------------------------------------------------------------
 Class A                                         21.50%        22.15%
------------------------------------------------------------------------------
 Class B                                         23.89%        23.53%
------------------------------------------------------------------------------
 Aggressive Growth LifeStyle Blended Benchmark   18.43%        25.12%
 Index
------------------------------------------------------------------------------
 S&P 500 Index(TM)                               21.04%        29.87%

--------------------------------------------------------------------------------

-------

Conservative Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks current income and low to moderate growth of capital through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Aggressive Growth Lifestyle Fund or the Moderate Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
International Equity Securities  5%-
15%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities   20%-50%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)

  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)

  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                        45%-65%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

                                                                         ------

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000l. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           13.70%

Best quarter: quarter ended 12/31/99 10.88%
Worst quarter: quarter ended 9/30/99 -2.95%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                                                        Life of Fund
                                         Past One Year (since 11/4/98)
----------------------------------------------------------------------
 Class A:                                7.16%         12.18%
----------------------------------------------------------------------
 Class B:                                8.71%         14.68%
----------------------------------------------------------------------
 Conservative Growth LifeStyle Blended   10.63%        15.27%
 Benchmark Index
----------------------------------------------------------------------
 S&P 500 Index(TM)                       21.04%        29.87%

--------------------------------------------------------------------------------

------

Moderate Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the substantial market risks of the Aggressive Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
International Equity Securities                    10%-20%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                         35%-65%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)

  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)

  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                              25%-45%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

                                                                         ------

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99           18.66%

Best quarter: quarter ended 12/31/99 14.20%
Worst quarter: quarter ended 9/30/99 -3.28%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                                               Past One Year  Life of Fund
                                                             (since 11/4/98)
----------------------------------------------------------------------------
 Class A                                       11.84%        17.34%
----------------------------------------------------------------------------
 Class B                                       14.03%        20.26%
----------------------------------------------------------------------------
 Moderate Growth LifeStyle Blended Benchmark   13.77%        19.45%
 Index:
----------------------------------------------------------------------------
 S&P 500 Index(TM)                             21.04%        29.87%

--------------------------------------------------------------------------------

------

Core Bond Fund (formerly Investment Quality Bond Fund)
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Gov-ernment, mortgage-backed, or asset-backed securities (U.S. Government securi-ties are securities issued or guaranteed by the U.S. Government which are sup-ported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obli-gations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher at the time of purchase. AGIM will not be required to dispose of a secu-rity if its rating is downgraded, however.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table
provide an indication
of risk by showing the
variability of the
Fund's historical
returns.



                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92            8.27%
                             '93            9.29%
                             '94           -5.43%
                             '95           18.79%
                             '96            2.17%
                             '97            9.28%
                             '98            7.61%
                             '99           -2.55%

Best quarter: quarter ended 6/30/95 6.23%
Worst quarter: quarter ended 12/31/94 -4.53%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund
                                                 (since 5/1/91)
---------------------------------------------------------------
 Class A           -7.18%        5.79%           6.02%
---------------------------------------------------------------
 100% Lehman       -1.94%        8.16%           7.38%
 Brothers
 Corporate(TM)
---------------------------------------------------------------
 50% Lehman        -2.10%        7.80%           7.61%
 Brothers
 Corporate(TM)
 50% Lehman
 Brothers
 Government(TM)

------------------------------------------

                                                                        -------

High Yield Bond Fund
Investment Goal and Strategies


The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P or comparable investment quality at the time of purchase. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P or comparable investment quality at the time of purchase. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securities include common or pre-ferred stocks, warrants, and convertible securities. AGIM is not required to dispose of a bond that is downgraded to below-investment grade. The Fund may invest in derivatives.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000l. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also subadvised by AGIM.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99            4.05%

Best quarter: quarter ended 3/31/99 3.89%
Worst quarter: quarter ended 9/30/99 -1.51%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                                          Past One Year  Life of Fund
                                                        (since 11/4/98)
-----------------------------------------------------------------------
 Class A                                  -0.89%        0.13%
-----------------------------------------------------------------------
 Class B                                  -1.48%        0.38%
-----------------------------------------------------------------------
 Salomon Smith Barney High Yield Market    1.74%        29.87%
 Index(TM)

--------------------------------------------------------------------------------

------

Municipal Bond Fund
Investment Goal and Strategies

The investment objective of the Municipal Bond Fund is to achieve a high level of current income that is exempt from regular federal income taxes. The Fund is also particularly concerned with preserving capital. American General Investment Management, L.P. ("AGIM") is the Fund's subadvisor. The Fund will invest at least 80% of total assets in investment grade municipal fixed-income securities, such as municipal bonds, municipal notes, and other municipal obligations. Investment grade bonds are those rated at least Baa3 by Moody's or BBB- by S&P or Fitch, or of comparable quality at the time of purchase. The municipal notes are short-term obligations rated high quality or better by Moody's, S&P, or Fitch. The Fund may invest up to 20% of total assets in taxable fixed-income securities, including money market instruments, U.S. Government obligations, and other investment grade securities rated as above.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor obli-gations)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94           -9.21%
                             '95           18.43%
                             '96            4.14%
                             '97            9.65%
                             '98            3.97%
                             '99           -3.32%

Best quarter: quarter ended 3/31/95 7.39%
Worst quarter: quarter ended 3/31/94 -7.58%


---------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                             Past One Year Past Five Years Life of Fund* Life of Fund*
                                                           (Class A)     (Class B & C)
------------------------------------------------------------------------------------
 Class A                     -7.91%        5.36%           3.27%         N/A
------------------------------------------------------------------------------------
 Class B                     -8.93%        5.18%           N/A           4.20%
------------------------------------------------------------------------------------
 Class C                     -5.09%        5.50%           N/A           4.34%
------------------------------------------------------------------------------------
 Lehman Brothers             -0.83%        7.73%           5.84%         6.68%
 Municipal  Bond Index(TM)

---------------------------------------------------
*Inception dates: Class A - 7/6/93; Class B and Class C - 4/1/94

                                                                        -------

Strategic Income Fund
Investment Goal and Strategies

The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. To achieve this goal, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in a broad range of fixed-income securities, including investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P at the time of purchase), U.S. Government and agency obligations, mortgage-backed securities, and U.S., Canadian, and foreign high-risk, high-yield bonds (rated C or higher by Moody's and CC or higher by S&P, or of comparable investment quality at time of purchase, commonly known as "junk bonds" at the time of purchase). Up to 25% of the Fund's total assets may be invested in foreign emerging market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may invest up to 20% of total assets in equity securities, such as common and preferred stocks, convertible securities, and warrants. The Fund may invest in asset-backed securities, foreign currency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment companies, loan participations, money market securities, mortgage-related securities, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, swaps, variable amount master demand notes, variable rate demand notes, and when-issued securities.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk by
showing the
variability of the
Fund's historical
returns.


                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94           -6.79%
                             '95           18.57%
                             '96           14.82%
                             '97           10.76%
                             '98            0.72%
                             '99            1.36%

Best quarter: quarter ended 6/30/95 8.22%
Worst quarter: quarter ended 3/31/94 -5.76%


---------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund* Life of Fund*
                                                 (Class A)     (Class B & C)
----------------------------------------------------------------------------
 Class A           -3.45%        7.96%           5.40%         N/A
----------------------------------------------------------------------------
 Class B           -4.17%        8.04%           N/A           6.78%
----------------------------------------------------------------------------
 Class C           -0.17%        8.34%           N/A           6.90%
----------------------------------------------------------------------------
 Lehman Brothers   -0.83%        7.73%           5.66%         6.68%
 Aggregate Bond
 Index(TM)

---------------------------------------------------
*Inception dates: Class A - 11/1/93; Class B and Class C - 4/1/94

-------

U.S. Government Securities Fund
Investment Goal and Strategies

The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and main-tenance of liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by emphasizing investments in debt obligations and mortgage-backed securities by such securities and related repurchase agreements, issued or guaranteed by the U.S. Government or its agencies (including the Gov-ernment National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Associa-tion ("Fannie Mae")), and in derivative investments (such as privately-issued mortgage obligations collateralized by such securities and related repurchase agreements).

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)


The bar chart and
table provide an
indication of risk by
showing the
variability of the
Fund's historical
returns.

                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91           13.36%
                             '92            6.63%
                             '93            7.64%
                             '94           -1.59%
                             '95           15.28%
                             '96            3.04%
                             '97            7.99%
                             '98            6.86%
                             '99           -0.96%

Best quarter: quarter ended 6/30/95 5.42%
Worst quarter: quarter ended 3/31/94 -1.65%


---------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                    Past One Year Past Five Years Life of Fund* Life of Fund*
                                                  (Class A)     (Class B & C)
-----------------------------------------------------------------------------
 Class A            -5.67%        5.25%           6.09%         N/A
-----------------------------------------------------------------------------
 Class B            -6.26%        5.34%           N/A           4.69%
-----------------------------------------------------------------------------
 Class C            -2.31%        5.66%           N/A           4.83%
-----------------------------------------------------------------------------
 Merrill Lynch 1-    0.55%        6.9%            7.28%         6.28%
 10 year
 Government
 Index(TM)

---------------------------------------------------
*Inception dates: Class A - 8/28/89; Class B and Class C - 4/1/94

                                                                        -------

Money Market Fund
Investment Goal and Strategies

The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. American Gen-eral Investment Management, L.P. ("AGIM") is, the Fund's subadvisor. The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act, such securities must mature in 13 months or less and the Fund must have a dollar-weighted aver-age portfolio maturity of 90 days or less. The investments of the Fund may include securities issued or guaranteed by the U.S. Government (and its agen-cies or instrumentalities), certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion, commercial paper sold by corporations and finance companies, corporate debt obligations with remaining maturities of 13 months or less, repurchase agreements, money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the fund's net assets), asset-backed securities, loan participations, adjustable rate securities, Variable Rate Demand Notes, illiquid and restricted securities (limited to 10% of the Fund's net assets at all times), and Rule 144A securities. The Fund may invest in investment companies, real estate secu-rities, and reverse repurchase agreements.

Main Risks
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and
table provide an
indication of risk by
showing the
variability of the
Fund's historical
returns.


                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91            5.97%
                             '92            3.42%
                             '93            2.76%
                             '94            3.88%
                             '95            5.66%
                             '96            5.08%
                             '97            5.19%
                             '98            5.05%
                             '99            4.62%

Best quarter: quarter ended 12/31/89 1.68%
Worst quarter: quarter ended 6/30/93 0.66%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year                 Life of Fund*                 Life of Fund*
                                                 (Class A)                     (Class B & C)
--------------------------------------------------------------------------------------------
 Class A           4.62%                         4.80%                         N/A
--------------------------------------------------------------------------------------------
 Class B           4.62%                         N/A                           5.04%
--------------------------------------------------------------------------------------------
 Class C           4.62%                         N/A                           5.04%

--------------------------------------------------------------------------------
*Inception dates: Class A - 8/28/89; Class B and Class C - 4/1/94
To obtain the Fund's current 7-day yield, please call 1-800-872-8037.

-------

Municipal Money Market Fund
Investment Goal and Strategies

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market securities that are exempt from regular federal income taxation.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests in short-term money market securities to provide you with liquidity, protection of your investment and current income that is exempt from federal income tax. AGIM uses 95% of the Fund's total assets to buy short-term securities that are rated within the highest rating category for short-term fixed-income securities by at least two nationally rec-ognized rating services or unrated securities of comparable investment quality. If the Fund invests in municipal securities issued for certain private purpos-es, a portion of the Fund's dividends may be subject to the alternative minimum tax.

The investments this Fund may buy include:

 .Municipal fixed-income securities with remaining maturities of 13 months or less

 .Commercial paper sold by municipalities rated at least MIG1 or MIG2 by Moody's or A1 or A2 by S&P

 .Variable rate demand notes

 .Auction rate preferred stock and other adjustable rate obligations that are exempt from federal income taxation

 .Illiquid and restricted securities, limited to 10% of the Fund's net assets at all times

 .Rule 144A securities (liquid)

Main Risks

 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)

 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .An investment in the Municipal Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agen-cy. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns.

Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and investment strategies and policies as does the Fund, and was also subadvised by AGIM.


                                    [GRAPH]

Calendar Year Total Returns for A Shares
Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95               0%
                             '96               0%
                             '97               0%
                             '98               0%
                             '99            2.28%

Best quarter: quarter ended 12/31/99 0.66%
Worst quarter: quarter ended 3/31/99 0.44%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

              Past    Life of Fund
            One Year (since 11/4/98)
------------------------------------
  Class A     2.28%       2.28%
------------------------------------
  Class B    -3.48%      -1.94%
------------------------------------
  Class C       N/A         N/A

--------------------------------------------------------------------------------

To obtain this Fund's current 7-day yield, please call 1-800-872-8037.

                                                                        -------

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Because the types of investments a Fund may change over time, the types of risks affecting the Fund may change as well. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.


Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured secu-rities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensi-

-------
tive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are not expected to experience significant earnings growth, but that are undervalued, or are inexpensive rela-tive to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very active-ly, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

The risks associated with equity securities are typically higher for equity securities purchased in IPOs. Issuers in IPOs typically have a limited operat-ing history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk
Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significant-ly, from U.S. standards.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.
Non-Diversification Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk.

                                                                        -------

Social Criteria Risk
This risk applies only to the Socially Responsible Fund. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds hav-ing no such criteria.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

-------

Section II:

  Fees and Expenses

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class C
----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)
 Equity Funds/1/                                    5.75%   None    None
 Income Funds/1/                                    4.75%   None    None
 Municipal Money Market Fund and Money Market Fund  None    None    None
Maximum Deferred Sales Charge
(as a percentage of original purchase price
or redemption price, whichever is lower)
 Equity Funds and Income Funds                      1%/2/   5%/3/   1%/4/
 Municipal Money Market Fund and Money Market Fund  None    None    None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                                   Class A Class B Class C
----------------------------------------------------------------------------
Growth & Income Fund
 Management Fees                                    0.67%   0.67%   0.67%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.31%   0.31%   0.31%
  Total Annual Fund Operating Expenses              1.33%   1.98%   1.98%
----------------------------------------------------------------------------
Large Cap Growth Fund
 Management Fees                                    0.90%   0.90%   0.90%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.57%   0.57%   0.57%
  Total Annual Fund Operating Expenses              1.82%   2.47%   2.47%
 Fee Waiver and/or Expense Reimbursement            0.65%   0.65%   0.65%
   Net Expenses/5/                                  1.17%   1.82%   1.82%
----------------------------------------------------------------------------
Mid Cap Growth
 Management Fees                                    0.93%   0.93%   0.93%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.54%   0.54%   0.54%
  Total Annual Fund Operating Expenses              1.82%   2.47%   2.47%
 Fee Waiver and/or Expense Reimbursement            0.34%   0.34%   0.34%
   Net Expenses/5/                                  1.48%   2.13%   2.13%
----------------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                                    0.90%   0.90%   0.90%
 Distribution (12b-1) Fees                          0.35%   1.00%   1.00%
 Other Expenses                                     0.60%   0.60%   0.60%
  Total Annual Fund Operating Expenses/5/           1.85%   2.50%   2.50%
 Fee Waiver and/or Expense Reimbursement            0.07%   0.07%   0.07%
   Net Expenses/5/                                  1.78%   2.43%   2.43%
----------------------------------------------------------------------------

                                                                        -------

                                          Class Class Class
Fund                                        A     B     C
-----------------------------------------------------------
Science & Technology Fund
 Management Fees                          0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           1.00% 1.00% 1.00%
  Total Annual Fund Operating Expenses    2.25% 2.90% 2.90%
 Fee Waiver and/or Expense Reimbursement  1.15% 1.15% 1.15%
  Net Expenses/5/                         1.10% 1.75% 1.75%
-----------------------------------------------------------
Small Cap Growth Fund
 Management Fees                          0.95% 0.95% 0.95%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           0.59% 0.59% 0.59%
  Total Annual Fund Operating Expenses    1.89% 2.54% 2.54%
 Fee Waiver and/or Expense Reimbursement  0.67% 0.67% 0.67%
  Net Expenses/5/                         1.22% 1.87% 1.87%
-----------------------------------------------------------
Small Cap Index Fund
 Management Fees                          0.28% 0.28% 0.28%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           1.09% 1.09% 1.09%
  Total Annual Fund Operating Expenses/4/ 1.72% 2.37% 2.37%
 Fee Waiver and/or Expense Reimbursement  0.72% 0.72% 0.72%
  Net Expenses/5/                         1.00% 1.65% 1.65%
-----------------------------------------------------------
Socially Responsible Fund
 Management Fees                          0.65% 0.65% 0.65%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           0.78% 0.78% 0.78%
  Total Annual Fund Operating Expenses    1.78% 2.43% 2.43%
 Fee Waiver and/or Expense Reimbursement  0.58% 0.58% 0.58%
  Net Expenses/5/                         1.20% 1.85% 1.85%
-----------------------------------------------------------
Stock Index Fund
 Management Fees                          0.27% 0.27% 0.27%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           0.66% 0.66% 0.66%
  Total Annual Fund Operating Expenses    1.28% 1.93% 1.93%
 Fee Waiver and/or Expense Reimbursement  0.58% 0.58% 0.58%
  Net Expenses/5/                         0.70% 1.35% 1.35%
-----------------------------------------------------------
Global Equity Fund
 Management Fees                          0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           0.62% 0.62% 0.62%
  Total Annual Fund Operating Expenses    1.87% 2.52% 2.52%
-----------------------------------------------------------
International Equity Fund
 Management Fees                          0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           0.66% 0.66% 0.66%
  Total Annual Fund Operating Expenses    1.91% 2.56% 2.56%
 Fee Waiver and/or Expense Reimbursement  0.41% 0.41% 0.41%
  Net Expenses/5/                         1.50% 2.15% 2.15%
-----------------------------------------------------------
International Small Cap Fund
 Management Fees                          1.05% 1.05% 1.05%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           0.84% 0.84% 0.84%
  Total Annual Fund Operating Expenses    2.24% 2.89% 2.89%
 Fee Waiver and/or Expense Reimbursement  0.39% 0.39% 0.39%
  Net Expenses/5/                         1.85% 2.50% 2.50%
-----------------------------------------------------------

-------

                                                       Class Class Class
Fund                                                     A     B     C
------------------------------------------------------------------------
Balanced Fund
 Management Fees                                       0.75% 0.75% 0.75%
 Distribution (12b-1) Fees                             0.35% 1.00% 1.00%
 Other Expenses                                        0.43% 0.43% 0.43%
  Total Annual Fund Operating Expenses                 1.53% 2.18% 2.18%
 Fee Waiver and/or Expense Reimbursement               0.02% 0.02% 0.02%
  Net Expenses/5/                                      1.51% 2.16% 2.16%
------------------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Management Fees                                       0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                             0.10% 0.75% 0.75%
 Other Expenses                                        0.00% 0.00% 0.00%
 Total Annual Fund Operating Expenses                  0.20% 0.85% 0.85%
  Estimated Total Annual Combined Indirect Expenses/6/ 1.47% 2.12% 2.12%
------------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Management Fees                                       0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                             0.10% 0.75% 0.75%
 Other Expenses                                        0.00% 0.00% 0.00%
 Total Annual Fund Operating Expenses                  0.20% 0.85% 0.85%
  Estimated Total Annual Combined Indirect Expenses/6/ 1.43% 2.08% 2.08%
------------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Management Fees                                       0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                             0.10% 0.75% 0.75%
 Other Expenses                                        0.00% 0.00% 0.00%
 Total Annual Fund Indirect Expenses/6/                0.20% 0.85% 0.85%
  Estimated Total Annual Combined Indirect Expenses/6/ 1.45% 2.10% 2.10%
------------------------------------------------------------------------
Core Bond Fund
 Management Fees                                       0.60% 0.60% 0.60%
 Distribution (12b-1) Fees                             0.35% 1.00% 1.00%
 Other Expenses                                        0.44% 0.44% 0.44%
  Total Annual Fund Operating Expenses                 1.39% 2.04% 2.04%
 Fee Waiver and/or Expense Reimbursement               0.09% 0.09% 0.09%
  Net Expenses/5/                                      1.30% 1.95% 1.95%
------------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                       0.83% 0.83% 0.83%
 Distribution (12b-1) Fees                             0.35% 1.00% 1.00%
 Other Expenses                                        0.55% 0.55% 0.55%
  Total Annual Fund Operating Expenses                 1.73% 2.38% 2.38%
 Fee Waiver and/or Expense Reimbursement               0.18% 0.18% 0.18%
  Net Expenses/5/                                      1.55% 2.20% 2.20%
------------------------------------------------------------------------
Municipal Bond Fund
 Management Fees                                       0.60% 0.60% 0.60%
 Distribution (12b-1) Fees                             0.15% 1.00% 1.00%
 Other Expenses                                        0.59% 0.59% 0.59%
  Total Annual Fund Operating Expenses                 1.34% 2.19% 2.19%
 Fee Waiver and/or Expense Reimbursement               0.34% 0.34% 0.34%
  Net Expenses/5/                                      1.00% 1.85% 1.85%
------------------------------------------------------------------------

                                                                        -------

                                         Class Class Class
Fund                                       A     B     C
----------------------------------------------------------
Strategic Income Fund
 Management Fees                         0.74% 0.74% 0.74%
 Distribution (12b-1) Fees               0.35% 1.00% 1.00%
 Other Expenses                          0.51% 0.51% 0.51%
  Total Annual Fund Operating Expenses   1.60% 2.25% 2.25%
 Fee Waiver and/or Expense Reimbursement 0.05% 0.05% 0.05%
  Net Expenses/5/                        1.55% 2.20% 2.20%
----------------------------------------------------------
U.S. Government Securities Fund
 Management Fees                         0.60% 0.60% 0.60%
 Distribution (12b-1) Fees               0.35% 1.00% 1.00%
 Other Expenses                          0.51% 0.51% 0.51%
  Total Annual Fund Operating Expenses   1.46% 2.11% 2.11%
 Fee Waiver and/or Expense Reimbursement 0.21% 0.21% 0.21%
  Net Expenses/5/                        1.25% 1.90% 1.90%
----------------------------------------------------------
Money Market Fund
 Management Fees                         0.20% 0.20% 0.20%
 Distribution (12b-1) Fees               0.00% 0.00% 0.00%
 Other Expenses                          0.72% 0.72% 0.72%
  Total Annual Fund Operating Expenses   0.92% 0.92% 0.92%
 Fee Waiver and/or Expense Reimbursement 0.22% 0.22% 0.22%
  Net Expenses/5/                        0.70% 0.70% 0.70%
----------------------------------------------------------
Municipal Money Market Fund
 Management Fees                         0.35% 0.35% 0.35%
 Distribution (12b-1) Fees                  0%    0%    0%
 Other Expenses                          0.85% 0.85% 0.85%
  Total Annual Fund Operating Expenses   1.20% 1.20% 1.20%
 Fee Waiver and/or Expense Reimbursement 0.45% 0.45% 0.45%
  Net Expenses/5/                        0.75% 0.75% 0.75%
----------------------------------------------------------

1 Equity Funds include: Growth & Income, Large Cap Growth, Mid Cap Growth, Mid Cap Value, Science & Technology, Small Cap Growth, Small Cap Index, Socially Responsible, Stock Index, Global Equity, International Equity, International Small Cap Balanced Fund, Aggressive Growth LifeStyle, Conservative Growth LifeStyle and Moderate Growth LifeStyle. Income Funds include: Core Bond, High Yield Bond, Municipal Bond, Strategic Income and U.S. Government Secu-rities.
2  1% first year after purchase for purchases of $1 million or more.
3 5% first and second year; 4% third year; 3% fourth year; 2% fifth year; 1% sixth year and 0% thereafter.
4  0% after first year.
5 Reflects AGAM's contractual obligation to waive and to the extent necessary reimburse certain fees and expenses of the Fund through February 28, 2001.
6 These estimates are based upon the Funds' Expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the current prospectus for such shares. The estimates assume the following con-stant allocation by the Funds of their assets among the Underlying Funds:

                       Aggressive Growth Moderate Growth Conservative Growth
                        Lifestyle Fund   Lifestyle Fund    Lifestyle Fund
International Equity          25%              15%                8%
Fund
Small Cap Growth Fund         20%              13%                8%
Mid Cap Value Fund            10%               9%                6%
Mid Cap Growth Fund            5%               3%                2%
Large Cap Growth Fund         20%              15%               13%
Growth & Income Fund          10%              15%               13%
Core Bond Fund                10%              30%               50%
High Yield Bond Fund           0%               0%                0%

The Funds' actual expense may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses. The Net expense and Total Annual Operating Expenses shown above with respect to the LifeStyle Funds and used to calculate the 1 year and 3, 5 and 10 years examples, respectively, shown on the following pages with respect to such Funds.

The higher Distribution Fees borne by Class B and Class C shares may cause long-term shareholders to pay more in sales charges than the maximum permitted front-end sales charge on Class A shares.

-------

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:

 . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
 . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                       1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------
Growth & Income Fund
 Class A                    715    1,016   1,339   2,145
 Class B                    714    1,065   1,342   2,196
 Class B No redemption      214      665   1,142   2,196
 Class C Shares             314      665   1,142   2,361
 Class C No redemption      214      665   1,142   2,361
----------------------------------------------------------
Large Cap Growth Fund
 Class A                    687    1,071   1,478   2,520
 Class B                    685    1,118   1,478   2,562
 Class B No redemption      185      718   1,278   2,562
 Class C Shares             285      718   1,278   2,722
 Class C No redemption      185      718   1,278   2,722
----------------------------------------------------------
Mid Cap Growth Fund
 Class A                    717    1,097   1,502   2,544
 Class B                    716    1,152   1,514   2,613
 Class B No redemption      216      752   1,314   2,613
 Class C Shares             316      752   1,314   2,772
 Class C No redemption      216      752   1,314   2,772
----------------------------------------------------------
Mid Cap Value Fund
 Class A                    745    1,117   1,512   2,614
 Class B                    745    1,172   1,524   2,671
 Class B No redemption      246      772   1,324   2,671
 Class C Shares             346      772   1,324   2,831
 Class C No redemption      246      772   1,324   2,831
----------------------------------------------------------
Science & Technology Fund
 Class A                    681    1,134   1,605   2,906
 Class B                    678    1,184   1,521   2,953
 Class B No redemption      178      789   1,411   2,953
 Class C Shares             278      789   1,411   3,108
 Class C No redemption      178      789   1,411   3,108
----------------------------------------------------------
Small Cap Growth Fund
 Class A                    692    1,073   1,479   2,606
 Class B                    690    1,146   1,508   2,658
 Class B No redemption      190      726   1,289   2,658
 Class C Shares             290      726   1,289   2,817
 Class C No redemption      190      726   1,289   2,817
----------------------------------------------------------
Small Cap Index Fund
 Class A                    671    1,019   1,391   2,432
 Class B                    668    1,071   1,400   2,489
 Class B No redemption      168      671   1,200   2,489
 Class C Shares             268      671   1,200   2,651
 Class C No redemption      168      671   1,200   2,651
----------------------------------------------------------

                                                                        -------

Fund                                1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
Socially Responsible Fund
 Class A                             690    1,050   1,433   2,504
 Class B                             688    1,102   1,443   2,561
 Class B No redemption               188      702   1,243   2,561
 Class C Shares                      288      702   1,243   2,722
 Class C No redemption               188      702   1,243   2,722
-------------------------------------------------------------------
Stock Index Fund
 Class A                             642      903   1,184   1,983
 Class B                             637      950   1,188   2,037
 Class B No redemption               137      550     988   2,037
 Class C Shares                      237      550     988   2,207
 Class C No redemption               137      550     988   2,207
-------------------------------------------------------------------
Global Equity Fund
 Class A                             754    1,129   1,528   2,639
 Class B                             755    1,185   1,540   2,697
 Class B No redemption               255      785   1,340   2,697
 Class C Shares                      355      785   1,340   2,856
 Class C No redemption               255      785   1,340   2,856
-------------------------------------------------------------------
International Equity Fund
 Class A                             719    1,117   1,539   2,712
 Class B                             718    1,172   1,552   2,770
 Class B No redemption               218      772   1,352   2,770
 Class C Shares                      318      770   1,348   2,919
 Class C No redemption               218      770   1,348   2,919
-------------------------------------------------------------------
International Small Cap Fund
 Class A                             752    1,200   1,672   2,973
 Class B                             753    1,258   1,689   3,032
 Class B No redemption               253      858   1,489   3,032
 Class C Shares                      353      858   1,489   3,186
 Class C No redemption               253      858   1,489   3,186
-------------------------------------------------------------------
Balanced Fund
 Class A                             720    1,043   1,388   2,359
 Class B                             719    1,095   1,397   2,414
 Class B No redemption               219      695   1,197   2,414
 Class C Shares                      319      695   1,197   2,578
 Class C No redemption               219      695   1,197   2,578
-------------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Class A                             585      624     670     804
 Class B                             510      631     632     790
 Class B No redemption                10      196     397     790
 Class C Shares                       10      196     397     976
 Class C No redemption                10      196     397     976
-------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Class A                             585      624     670     804
 Class B                             510      631     632     790
 Class B No redemption                10      196     397     790
 Class C Shares                       10      196     397     976
 Class C No redemption                10      196     397     976
-------------------------------------------------------------------

------

Fund                             1 Year 3 Years 5 Years 10 Years
----------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Class A                          585      624     670     804
 Class B                          510      631     632     790
 Class B No redemption             10      196     397     790
 Class C Shares                    10      196     397     976
 Class C No redemption             10      196     397     976
----------------------------------------------------------------
Core Bond Fund
 Class A Shares                   601      948   1,318   2,356
 Class B Shares                   698    1,103   1,436   2,521
 Class B No Redemption            198      703   1,236   2,521
 Class C Shares                   298      703   1,236   2,693
 Class C No Redemption            198      703   1,236   2,693
----------------------------------------------------------------
High Yield Bond Fund
 Class A Shares                   625      977   1,353   2,405
 Class B Shares                   723    1,125   1,454   2,541
 Class B No Redemption            223      725   1,254   2,541
 Class C Shares                   323      725   1,254   2,703
 Class C No Redemption            223      725   1,254   2,703
----------------------------------------------------------------
Municipal Bond Fund
 Class A Shares                   572      862   1,172   2,052
 Class B Shares                   688    1,067   1,373   2,349
 Class B No Redemption            188      667   1,173   2,349
 Class C Shares                   288      667   1,173   2,563
 Class C No Redemption            188      667   1,173   2,563
----------------------------------------------------------------
Strategic Income Fund
 Class A Shares                   625      965   1,329   2,348
 Class B Shares                   723    1,113   1,429   2,484
 Class B No Redemption            223      713   1,229   2,484
 Class C Shares                   323      713   1,229   2,647
 Class C No Redemption            223      713   1,229   2,647
----------------------------------------------------------------
U.S. Government Securities Fund
 Class A Shares                   596      895   1,216   2,121
 Class B Shares                   693    1,041   1,315   2,259
 Class B No Redemption            193      641   1,115   2,259
 Class C Shares                   293      641   1,115   2,425
 Class C No Redemption            193      641   1,115   2,425
----------------------------------------------------------------
Money Market Fund
 Class A Shares                    72      278     501   1,144
 Class B Shares                    72      278     501   1,144
 Class B No Redemption             72      278     501   1,144
 Class C Shares                    72      278     501   1,144
 Class C No Redemption             72      278     501   1,144
----------------------------------------------------------------
Municipal Money Market Fund
 Class A Shares                   102      361     640   1,437
 Class B Shares                   102      361     640   1,437
 Class B No Redemption            102      361     640   1,437
 Class C Shares                   102      361     640   1,437
 Class C No Redemption            102      361     640   1,437
----------------------------------------------------------------

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                                                                              38

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its invest-ment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objectives of the following Funds cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund; Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Global Equity Fund, International Equity Fund, International Small Cap, Balanced Fund, Core Bond Fund, Municipal Bond Fund, Strategic Income Fund, U.S. Government Securi-ties Fund and Money Market Fund. The Investment Objectives of the other Funds may be changed by the Trustees. Except as noted for certain investment restric-tions, the strategies a Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This section provides additional infor-mation about the Funds, and should be read in conjunction with the Fund Summa-ries.

Growth & Income Fund
Wellington Management seeks to achieve the Fund's objective by investing pri-marily in a diversified portfolio of common stocks of U.S. issuers which Wel-lington Management believes are of high quality. Wellington Management believes that high quality companies are evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equi-ty, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily dividend paying stocks of larger companies. The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, including convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in mar-ketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Manage-ment's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

The Fund may invest in derivatives.

Large Cap Growth Fund
At least 65% of the Fund's total assets will be invested in common stocks of well-established, high-quality growth companies. The Fund may also invest in convertible securities, preferred stocks, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Although these securities may produce current income, income will not be a substantial factor in selecting these securities.

The Fund may invest in investment grade bonds, debentures and corporate obliga-tions rated at the time of purchase of Baa or higher by Moody's or BBB or higher by S&P. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securities and pre-ferred stocks if Founders believes that they are equivalent in quality to the rated securities the Fund may buy.

The Fund will never have more than 5% of its total assets invested in unrated or below-investment-grade fixed income

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39
securities, with the exception of preferred stocks. If the Fund holds securi-ties that are downgraded after they are purchased, the Fund does not have to sell them unless the Fund assets in unrated and below investment-grade securi-ties reaches 5% of total assets.

The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write options on securi-ties and on indices, and may invest in Rule 144A securities.

Mid Cap Growth Fund
The Fund invests in equity securities, including common and preferred stocks, and securities that can be converted into or exchanged for equity securities, including warrants and rights. The Fund will typically invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

To give the Fund the flexibility to take advantage of new opportunities that can help to meet the Fund's investment objectives, the Fund can invest up to 15% of its net assets in money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.

The Fund may invest up to 20% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securi-ties limitation.

The Fund may invest in derivatives.

Mid Cap Value Fund
Although primarily investing in equity securities of mid cap companies using a value-oriented approach, the Fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing NAV price movements. In using certain derivatives to gain stock mar-ket exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and exchange rates fluctuate.

When the Fund anticipates adverse market, economic, political or other condi-tions, it may temporarily depart form its goal and invest substantially in high-quality short-term fixed-income investments. This could help the Fund avoid losses but may also mean lost opportunities.

Science & Technology Fund
At least 65 % of the Fund's total assets will be invested in common stocks, in keeping with the Fund's objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Since this Fund is focused on the science and technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in the rapidly changing fields of science and technology often face unusually high price vola-tility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines.

The level of risk will rise to the extent that the Fund has significant expo-sure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Foreign stock holdings are subject to the to the risk that some holdings may lose value because of declining foreign currencies or adverse political or eco-nomic events overseas. Investment in futures and options, if any, are subject to additional volatility and potential losses.

As with any mutual fund, there can be no guarantee the Fund will achieve its objectives.

                                                                        -------

Small Cap Growth Fund
The Fund will usually invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportuni-ties for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies beyond their start-up phase showing positive earnings or the potential for accelerated earnings growth.

Although the Fund will typically invest in smaller companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies gen-erally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "special situation" companies. These companies may be involved in acquisitions or con-solidations, reorganization, recapitalization, mergers, liquidation, or distri-bution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favorably, would improve the value of the company's stock, or a change in corporate con-trol.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 20% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified , although its port-folio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital apprecia-tion when interest rates are expected to decline. The success of such a strat-egy is dependent upon the manager's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by the manager to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rated, or is rated below the Fund's minimum allowed rating, the manager factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earn-ings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund may invest in derivatives.

Small Cap Index Fund
The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the Russell 2000 Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling technique known as "op-timization". This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and

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41
dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteris-tics similar to those of the Index as a whole.

Socially Responsible Fund
The manager of the Fund determines whether a company "significantly" engages in prohibited activities by screening the Fund's investable universe against a proprietary database of stocks. Companies in the database generating more that 5% of revenues from any violating activity are not purchased by the Fund. In addition to this database, the manager uses various other resources to screen out companies whose operations appear to violate the social criteria.

At least once a year, the Investor Responsibility Research Center ("IRRC") sur-veys state laws to see if there are any new or revised state laws that govern or affect the investments of public funds. If the survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to the Fund's social criteria list.

The manager of the Fund determines whether a company "significantly pollutes the environment" by screening the Fund's investable universe against a list of the top 75 global emitters. Emissions data is collected from various sources including, but not limited to, government agencies and company filings. In addition to this list, the manager uses various publications to screen out com-panies whose operations appear to violate the social criteria.

Stock Index Fund
The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the S&P 500 Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling technique known as "optimiza-tion". This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as whole.

Global Equity Fund
The Fund invests primarily in equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

The Fund may also invest in money market instruments. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. Pri-vately traded securities may have additional liquidity risks. The Fund may also engage in forward foreign currency transactions and purchase when-issued or delayed delivery securities.

International Equity Fund
MSAM's Active International Allocation team analyzes both the global economic environment and the economies of the industrialized countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. MSAM views each country and sector as unique investment opportunities and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and currency outlook. After determining to invest in a country or sector, MSAM establishes overweight, underweight or neutral positions relative to the broad market index for that country or sector. Within the countries or sectors selected for investment, MSAM purchases optimized baskets of equity securities designed to track the local market index. The Fund does not invest in securities of U.S. issuers. MSAM considers an issuer to be from a particular country if: (i) its principal securities trading market is in that country;
(ii) alone or on a consolidated basis it derives 50%

                                                                        -------
or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, and has a principal office in, that country.

The Fund will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Fund, if MSAM is not successful in employing them, the Fund's performance may be worse than if it did not make such investments.

The Fund may invest in emerging market countries and, with regard to such investments, make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. The characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

International Small Cap Fund
The Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

The Fund may invest a significant portion of its assets in the securities of small companies. The securities of small companies may have limited marketabil-ity and may experience more abrupt or erratic movements in price than securi-ties of larger companies or the market averages in general. Because of this, the net asset value of the International Small Cap Fund may fluctuate more widely than popular market averages.

The Fund may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation.

The Fund may invest in investment-grade bonds, debt securities and corporate obligations. For purposes of this Fund, investment grade securities are those rated Baa or higher by Moody's, or BBB or higher by S&P. The Fund may choose to invest in lower-rated convertible securities and preferred stocks (securities rated Ba or lower by Moody's and BB or lower by S&P) or of comparable invest-ment quality at the time of purchase. The Fund may also invest in unrated con-vertible securities and preferred stocks if Founders believes they are equiva-lent in quality to the rated securities that the Fund may buy.

The Fund will not invest more than 5% of its total assets in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded to below investment grade after they are purchased, the Fund does not have to sell them unless the Fund's investments in unrated and below investment grade securities are equal to or greater than 5% of total fund assets.

Since the Fund's assets will be invested primarily in foreign securities and since substantially all of the Fund's revenues will be received in foreign cur-rencies, the Fund's net asset values will be affected by changes in currency exchange rates. The Fund will pay dividends in dollars and will incur currency conversion costs.

Balanced Fund
The Fund may invest in convertible securities, preferred stocks, bonds, deben-tures, and other corporate obligations when INVESCO believes that these invest-ments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

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43

The Fund may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs). The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. The Fund will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities, excluding ADRs.

The Fund may also take positions in securities traded on regional or foreign exchanges. The portion of the Fund's portfolio invested in debt securities may include obligations of the U.S. government, government agencies, and investment grade corporate bonds. Obligations issued by U.S. Government agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. Government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market conditions. The Fund may invest in derivatives.

Aggressive Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Conservative Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Moderate Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (mathe-matical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, man-agement quality, and projected financial and business conditions.

Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P or comparable investment qual-ity at the time of purchase. Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in depositary receipts, foreign currency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities.The Fund may invest in derivatives.

High Yield Bond Fund
At least 65% of the Fund's total assets are invested in below investment-grade U.S. and foreign junk bonds. To balance this risk, the Fund may invest up to 35% in investment grade securities, which are those securities rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash or interest), and up to 20% of total assets in equity securities. Equity securities includes common or pre-ferred stocks, warrant, and convertible securities.

                                                                        -------

The sub-advisor can also employ a temporary defensive strategy, which means that under certain market conditions the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other condi-tions. If the Fund takes such a temporary defensive position, it may not achieve its stated investment objective.

Municipal Bond Fund
U.S. Government securities are securities issued or guaranteed by the U.S. Government which are supported by the full faith and credit of the U.S. Government; the right of the issuer to borrow from the U.S. Treasury; the credit of the issuing government agency; or the authority of the U.S. Government to purchase obligations of the agency. The Fund may invest in asset-backed securities, equity securities, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment companies, loan participations, mortgage-related securities, real estate securities, repurchase agreements, reverse repurchase agreements, variable amount master demand notes, variable rate demand notes, and when-issued securities. If the Fund invests in municipal securities issued for certain private purposes, a portion of the Fund's dividends may be subject to the alternative minimum tax.

From time to time, the Fund may invest more than 25% of its total assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a Fund of securities with a greater vari-ety of issuers.

Strategic Income Fund
The Fund may invest in debt obligations issued or guaranteed by a foreign sov-ereign government or one of its agencies or political subdivisions, and debt obligations issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or devel-opment and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. These securities may be denomi-nated in multi-national currency units.

The purpose of investing a portion of the Fund's assets in below investment grade, mortgage, and international debt securities, is to provide investors with a higher yield than a high-quality domestic corporate bond fund, and with less risk than a fund that invests principally in below investment grade secu-rities. Some of the debt securities the Fund may select may be considered com-parable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) or comparable investment quality at time of purchase.

The Fund may invest in derivatives.

U.S. Government Securities Fund
The Fund may invest in:

 .Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are backed by the full faith and credit of the U.S. Government. These are known as a "modified pass through" type of mortgage- backed security ("GNMA Certificates"). These securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages .U.S. Treasury obligations
 .Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. These securities are backed by their own credit, and may not be backed by the full faith and credit of the U.S. Government
 .Mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Cor-poration and the Federal National Mortgage Association;
 .Collateralized mortgage obligations issued by private issuers for

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45
which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government; and
 .Repurchase agreements collateralized by any of the foregoing.

Money Market Fund
The Fund invests in high quality, U.S. dollar-denominated money market instru-ments, as described on page 27.

Municipal Money Market Fund
The Fund invests in short term U.S. dollar-denominated instruments money market instruments that are exempt from regular federal income taxation, as described on page 28.


                                                                        -------

Other Risks of Investing in the North American Funds


Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher- rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P or comparable investment quality at the time of purchase). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Foreign Securities
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities
Each Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, cash equivalents or securi-ties issued or guaranteed by the U.S. Government or its agencies or instrumen-talities, and marked-to-market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collat-eral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and man-

-------
47
aging the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securities will fall, or rise, in val-ue, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the mar-ket value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading
A Fund may buy or sell investments frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by a Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.


                                                                        -------

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the Funds
 .Selects, contracts with and compensates subadvisors to manage the assets of the Funds

The following table shows the management fees each Fund paid (or, in the case of new Funds will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                                Management
                                      Fees
------------------------------------------------------------------------
 Growth & Income Fund                  .67%
 Large Cap Growth Fund                 .90%
 Mid Cap Growth Fund                   .93%
 Mid Cap Value Fund                    .90% on the first $100 million
                                       .875% on the next $150 million
                                       .675% on assets over $500 million
 Science and Technology Fund           .90%
 Small Cap Growth Fund                 .95%
 Small Cap Index Fund                  .28% on the first $500 million
                                       .27% on assets over $500 million
 Socially Responsible Fund             .65%
 Stock Index Fund                      .27% on the first $500 million
                                       .26% on assets over $500 million
 Global Equity Fund                    .90%
 International Equity Fund             .90%
 International Small Cap Fund         1.05%
 Balanced Fund                         .75%
 Aggressive Growth Lifestyle Fund      .10%
 Conservative Growth Lifestyle Fund    .10%
 Moderate Growth Lifestyle Fund        .10%
 Core Bond Fund                        .60%
 High Yield Bond Fund                  .825% on the first $200 million
                                       .725% on the next $300 million
                                       .675% on assets over $500 million
 Municipal Bond Fund                   .60%
 Strategic Income Fund                 .74%
 U.S. Government Securities Fund       .60%
 Money Market Fund                     .20%
 Municipal Money Market Fund           .35%

--------------------------------------------------------------------------------

-------

 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations
 .Monitors the subadvisors for compliance with the investment objectives and related policies of each Fund
 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees


Under an order granted to the Funds by the Securities and Exchange Commission ("SEC"), AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without shareholder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hir-ing, termination and replacement of subadvisors.

                                                                        -------

Subadvisory Agreements

Wellington Management Company, LLP
Wellington Management Company, LLP, the subadvisor to the Growth & Income Fund ("Wellington Management"), whose principal business address is 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided invest-ment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 1999, Wellington Management had investment management author-ity with respect to approximately $217 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, has served as fund manager to the Growth & Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on addi-tional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

Credit Suisse Asset Management, LLC.
Credit Suisse Asset Management, LLC., the subadvisor to the Small Cap Growth Fund ("CSAM"), is located at 153 E. 53rd Street, New York, New York, 10022.

CSAM is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1999, CSAM managed approximately $60 billion of assets, and together with its global affiliates, managed $168 billion worldwide.

The co-fund managers of the Small Cap Growth Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been a fund manager since 1978. Mr. Lurito, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been with the firm since 1987.

Founders Asset Management, LLC.
Investment decisions for the Large Cap Growth Fund, International Small Cap Fund and Global Equity Funds are made by their subadvisor, Founders Asset Man-agement, LLC, located at 2930 East Third Avenue, Denver, Colorado 80206. Found-ers is a registered investment adviser first established as an asset manager in 1938, and is a subsidiary of Mellon Bank, N.A. As of September 30, 1999, Found-ers had over $7.5 billion of assets under management, including approximately $5.2 billion in mutual fund accounts and $2.3 billion in other advisory accounts.

To facilitate the day-to-day investment management of the Large Cap Growth Fund, International Small Cap Fund, and Global Equity Fund, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including lead portfolio managers, port-folio traders and research analysts. Team members share responsibility for pro-viding ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on Fund selection for the Fund rests with a lead fund manager assigned to the Fund.

-------

Tracy P. Stouffer, Vice President of Investments, has been the lead fund man-ager for the International Small Cap Fund since July 1999. Previously, Mr. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

Thomas M. Arrington, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of the Large Cap Growth Fund since December 1998. Mr. Arrington has served as co-port-folio manager to the Global Equity Fund since March 2000. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, a subsidiary of Union BanCal Corp., where he man-aged the HighMark Income Equity Fund, a large-cap fund. He received a bache-lor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

Scott Chapman, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of the Large Cap Growth Fund since December 1998. Mr. Chapman has served as co-portfo-lio manager to the Global Equity Fund since March 2000. Before joining Found-ers, Chapman was vice president and director of growth strategy for HighMark Capital. He has more than 10 years experience in equity investment management, including security analysis positions with McCullough, Andrews and Cappiello and Cooper Development Co. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

Douglas A. Loeffler, Vice President of Investments, is a Chartered Financial Analyst who has served as the co-portfolio manager of the Global Equity Fund since March, 2000. Mr. Loeffler has been the lead portfolio manager for Dreyfus Founders Worldwide Growth Fund since July, 1999. Prior to joining Founders in 1995, Mr. Loeffler was an investment professional at Scudder, Stevens & Clark for seven years.

INVESCO Funds Group, Inc. ("INVESCO")
INVESCO, with principal offices at 7800 E. Union Blvd., Denver, Colorado 80237, has been the subadvisor to the Balanced Fund and the Mid Cap Growth Fund since March 2000. Established in 1932, INVESCO Funds Group is one of the oldest existing mutual fund management companies in the United States. Some of the world's largest institutions and more than one million individual investors rely on the knowledge of INVESCO's investment specialists. As of December 31, 1999, INVESCO and its affiliates managed approximately $357 billion in assets, including $40 billion in shareholder accounts.

Charles P. Mayer, Director of Investments & Senior Vice President, manages the equity portion of the Balanced Fund. Mr. Mayer, who joined INVESCO in 1993, has been an investment professional since 1969. Mr. Mayer holds a BA from St. Peter's College, and an MBA from St. John's University.

Donovan J. Paul, Senior Vice President, manages the fixed-income portion of the Balanced Fund. Mr. Paul, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Paul holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Peter Lovell, Vice President, is a co-manager of the Balanced Fund. Mr. Lovell, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Lovell holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Timothy J. Miller, Senior Vice President, manages the Mid Cap Growth Fund. Mr. Miller, who joined INVESCO in 1992, has been an investment professional since 1979. Mr. Miller holds a BSBA from St. Louis University, and an MBA from the University of Missouri.

                                                                        -------

Morgan Stanley Dean Witter Investment Management Inc.
Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadvisor to the International Equity Fund since April 1, 1999. Morgan Stanley Dean Witter Investment Management Inc. in certain instances does business using the name Morgan Stanley Asset Management ("MSAM"). MSAM, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide fund management business, providing a broad range of fund management services to customers in the United States and abroad. As of September 30, 1999, MSAM, together with its affiliated institutional asset management companies, managed investments totaling approximately $173.5 billion.

Ann D. Thivierge shares portfolio management responsibility for the Interna-tional Equity Fund with Barton M. Biggs. Ms. Thivierge is a Managing Director of MSAM. She joined MSAM in 1986 and holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

Barton M. Biggs has been Chairman and a director of MSAM since 1980. He is also a director and chairman of various registered investment companies to which MSAM and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

American General Investment Management, L.P. ("AGIM")
AGIM has been the subadvisor to the Strategic Income Fund, the Core Bond Fund, the U.S. Government Securities Fund, and the Money Market Fund since March, 2000, and of the Stock Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund since inception. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of American General Corporation. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 1999, of approximately $68.9 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Magali E. Azema-Barac is responsible for AGIM's equity group. She heads the team making investment decisions for each of the Index Funds, as well as for the Socially Responsible Fund. Ms. Azema-Barac joined American General in Sep-tember, 1999. Prior to that, she worked on the equity desk of US West Invest-ment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

Steven Guterman, Executive Vice President portfolio and manager of the Strate-gic Income Fund, joined AGIM in 1998. Mr. Guterman served as Managing Director at Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.

Robert N. Kase, Portfolio Manager, who serves as the portfolio manager of the Core Bond Fund and the U.S. Government Securities Fund, joined AGIM in 1998. Mr. Kase has served as Investment Officer of Variable Annuity Life Insurance Company and Senior Portfolio Manager of AGIM since 1998, and was Senior Portfo-lio Manager with CL Capital Management, Inc. from 1992 to 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Senior Vice President, joined AGIM in April 1998. Previously, Mr. Massie was Director of High Yield Research at American General Corporation from August 1985 to April 1998.

Investment decisions for the Municipal Money Market Fund are made by a team of investment professionals at AGIM.

Teresa Moro, Portfolio Manager, who serves as the portfolio manager of the Money Market Fund, has served as Vice President and Investment Officer of Amer-ican General Series Portfolio Company and as portfolio manager of the American General Series Portfolio Company Money Market Fund since 1991.

-------

Neuberger Berman
Management, Inc. ("NBM") 605 Third Avenue, Second Floor, New York, New York 10158-0180
NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 1999, NBM and its affiliates managed approximately $54 billion in aggregate net assets.

Robert I. Gendelman and S. Basu Mullick serve as co-managers of the Mid Cap Value Fund. Messrs. Gendelman and Mullick are Vice Presidents of NBM and Mr. Gendelman is a managing director of Neuberger Berman, LLC. Messrs. Gendelman and Mullick have been associated with NBM since 1994 and 1998, respectively. Prior to joining NBM, Mr. Mullick was Managing Director of Ark Asset Management from 1993-1998.

T. Rowe Price Associates, Inc., ("T. Rowe Price") 100 East Pratt St., Baltimore, MD 21202
T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. As of September 30, 1999, T. Rowe Price and its affiliates served as investment advisor to more than 75 stock, bond, and money market funds and managed about $157.4 billion.

The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the portfolio and works with the committee to develop and execute the Fund's investment program.

                                                                        -------

Section III:

Investing in the North American Funds
Classes of Shares

There are three classes of shares of North American Funds offered by this pro-spectus: Class A shares, Class B shares and Class C shares.

The initial investment minimum for all classes of shares per fund is $1,000. For retirement plans and other automatic investment programs, the initial pur-chase minimum is $50. You must maintain a minimum account balance of $500, or $50 for retirement plans and other automatic investing programs. Purchases and redemptions will be made at the share price next calculated by North American Funds after the request is received in good order. Confirmations of all trans-actions will be mailed to you promptly, and a copy will be sent to your broker of record. North American Funds may refuse any request to purchase shares.

                          Buying Fund                            Redeeming Fund
                          Shares                                 Shares
----------------------------------------------------------------------------------------------------------

  By Mail                 Mail a check and account               Send a written request to:
                          application to:                        North American Funds
                          North American Funds                   P.O. Box 8505
                          P.O. Box 8505                          Boston, MA 02266-8505
                          Boston, MA 02266-8505

                          To add to an existing account, mail
                          a check with your account number:
                          North American Funds
                          P.O. Box 8505
                          Boston, MA 02266-8505

                          Overnight Mailing Address:
                          North American Funds
                          c/o Boston Financial
                          attn: Leadership Services
                          66 Brooks Dr.
                          Braintree, MA 02184

----------------------------------------------------------------------------------------------------------

  By Wire Transfer        For wire instructions, contact         Yes, with a minimum of $1,000. For wire
                          Customer Service at 1-800-872-8037     instructions, contact Customer Service at
                                                                 1-800-872-8037
----------------------------------------------------------------------------------------------------------

  By Phone                No                                     Yes, simply call 1-800-872-8037 by 4:00
                                                                 p.m. to receive that day's closing price
----------------------------------------------------------------------------------------------------------

  Through Broker Dealers  Yes, if a dealer agreement is in place Yes, if a dealer agreement is in place

----------------------------------------------------------------------------------------------------------

-------
55

                 Class A Shares         Class B Shares         Class C Shares

-----------------------------------------------------------------------------------

  Sales Charges  .Purchases of less     .Shares are sold       .Shares are sold
                  than                   without a front end    without a front end
                  $1 million are sold    sales charge. For      sales charge. For
                  with a front end       shares redeemed        shares redeemed
                  sales charge           within six years       within one year
                  (see table on next     there is a sales       there is a 1% sales
                  page).                 charge at redemption   charge at
                  .Purchases over $1     (see table on next     redemption.
                  million are sold       page).                 .Available for
                  without a front end    .Available for         purchases under $1
                  sales charge. For      purchases of           million.
                  such shares redeemed   $250,000 or less.
                  within one year
                  there is a 1% back
                  end sales charge at
                  redemption.
                                        .For B and C Shares,
                                         the back end sales
                                         charge is assessed
                                         on the lesser of the
                                         net asset value at
                                         redemption, or the
                                         original purchase
                                         price.

-----------------------------------------------------------------------------------

  Programs That  .Rights of
  Reduce          Accumulation -  you
  Sales Charges   will pay the sales
                  charge applicable to
                  your total account
                  balance in all
                  classes of shares.
                  .Statement of
                  intention -agree to
                  invest a certain
                  amount over 13
                  months and you will
                  pay the sales charge
                  based on your goal.

              ---------------------------------------------------------------------

                 .For an account
                  opened after 5-1-95,
                  in any class of
                  shares, there will
                  be no deferred sales
                  charge applied on
                  redemptions of up to
                  12% of the account
                  value annually
                  pursuant to a
                  systematic
                  withdrawal plan.
                 .For qualified group
                  retirement plans,
                  please see the
                  Statement of
                  Additional
                  Information (SAI)
                  for a more detailed
                  discussion.

-----------------------------------------------------------------------------------

                                                                        -------

Sales Charge Tables

Class A Shares Sales
Charge Table
There is no front end sales charge for Class A shares of the Municipal Money Market Fund or the Money Market Fund and no payments are made to broker-dealers on sales of such shares. If Class A shares of these Funds are exchanged for Class A shares of another Fund, the regular sales charge for Class A shares will be charged.

  Amount of                      Sales Charge       Sales Charge   Concession to
  Purchase Payment               as a               as a           Broker Dealer as
                                 Percentage of      Percentage of  a Percentage of
                                 the Offering Price the Net Amount Offering Price
                                                    Invested

-----------------------------------------------------------------------------------

  Less than $50,000
     Equity Funds                5.75%              6.10%          5.00%
     Income Funds                4.75%              4.99%          4.00%

-----------------------------------------------------------------------------------
  $50,000 but less than          4.75%              4.99%          4.00%
  $100,000

-----------------------------------------------------------------------------------
  $100,000 but less than         4.00%              4.17%          3.25%
  $250,000

-----------------------------------------------------------------------------------
  $250,000 but less than         3.00%              3.09%          2.50%
  $500,000

-----------------------------------------------------------------------------------
  $500,000 but less than $1      2.25%              2.30%          1.75%
  million

-----------------------------------------------------------------------------------
  $1 million or more             None*              None*          See Below**

-----------------------------------------------------------------------------------

*A CDSC (back end sales charge) may apply.
** For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million , plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12 month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

-------
57

Class B Shares Sales Charge Table*

  Year(s) Since Purchase                 Deferred Sales Charge
                                         as Percentage of
                                         Amount Redeemed
--------------------------------------------------------------

  Up to 2 years                          5%

--------------------------------------------------------------
  2 years or more but less than 3 years  4%

--------------------------------------------------------------
  3 years or more but less than 4 years  3%

--------------------------------------------------------------
  4 years or more but less than 5 years  2%

--------------------------------------------------------------
  5 years or more but less than 6 years  1%

--------------------------------------------------------------
  6 or more years                        0%

--------------------------------------------------------------

Class B shares purchased on or after October 1, 1997 will automatically convert into Class A shares eight years after the calendar month in which a sharehold-er's order to purchase the shares was accepted.
Class C Shares*
Class C shares are offered for sale at net asset value and are offered for pur-chases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares are subject to a deferred sales charge of 1% of the dollar amount subject thereto during the first year after purchase.

Class C shares will be redeemed or exchanged in order of the date purchased, with the shares purchased earlier being redeemed or exchanged first, unless a shareholder specifically requests that specific shares be redeemed or exchanged.

Redemption in Kind
The Funds reserve the right to pay redemption proceeds in whole or in part by a distribution "in kind" of securities held by the Fund.

Payment Following Redemption
Each Fund will normally send the proceeds from a redemption (less any applica-ble deferred sales charge) on the next business day, but may delay payment for up to seven days.

Payment may be delayed if the shares to be redeemed were purchased by a check that has not cleared. Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of, or action by, the SEC.
* Any shares in the redeeming shareholder's account that can be redeemed with-out charge will be redeemed prior to those subject to a charge. Only time of ownership spent in Funds other than the Municipal Money Market Fund and the Money Market Fund counts towards determining the applicable deferred sales charge.

                                                                        -------

Pricing of Fund Shares

The public offering price of the Class A shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order) plus, in the case of all Funds except either the Municipal Money Market Fund or the Money Market Fund, a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of a properly completed order).

The net asset value of the shares of each class of each Fund is calculated sep-arately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund and (ii) days when the New York Stock Exchange is closed (for exam-ple, weekends and national holidays). Generally, trading in non-U.S. securi-ties, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regu-larly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisors under procedures estab-lished by the Trustees.

Shares of the Funds are available at the net asset value to investors purchas-ing shares of the Funds with redemption proceeds from other mutual fund com-plexes on which the investor has paid for front end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption occurred more than 60 days prior to such purchase. The Distributor will require satis-factory evidence of your qualification of this waiver. Please call for more information. The redemption of the shares from the other mutual fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

All instruments held by the Municipal Money Market Fund, Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds declare and pay capital gains annually.

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59

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:


 .International Small Cap Fund

 .Global Equity Fund

 .Small Cap Growth Fund

 .Mid Cap Growth Fund

 .Large Cap Growth Fund

 .Balanced Fund

 .Science & Technology Fund

These Funds declare and pay income dividends semi-annually:


 .International Equity Fund

 .Growth & Income Fund

These Funds declare income dividends daily and pay quarterly:


 .Conservative Growth Lifestyle Fund

 .Aggressive Growth Lifestyle Fund

 .Mid Cap Value Fund

 .Moderate Growth Lifestyle Fund

 .Socially Responsible Fund

 .Small Cap Index Fund

 .Stock Index Fund


These Funds declare income dividends daily and pay monthly:

 .Strategic Income Fund

 .Core Bond Fund

 .U.S. Government Securities Fund

 .Money Market Fund

 .Municipal Money Market Fund

 .Municipal Bond Fund

 .High Yield Bond Fund

                                                                        -------

Taxes

It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Code and that it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term capital gains (generally at a 20% rate for noncorporate shareholders). In the case of the Municipal Bond Fund and the Municipal Money Market Fund dividends designated as "exempt-interest dividends" will constitute tax exempt income. Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or rein-vested in additional shares regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular share-holder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year (such gains are generally taxed at a 20% rate for noncorporate shareholders). Investors in the Municipal Bond or the Municipal Money Market Fund who receive social security or railroad retirement benefits should consult with their tax adviser to determine what effect, if any, an investment in such fund may have on the federal taxation of their bene-fits. In addition, an investment in the Municipal Bond Fund or the Municipal Money Market Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders.

If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to

Moreover, in the case of the Municipal Bond Fund and the Municipal Money Market Fund, each of those Funds may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. In addition, the exemption of exempt-interest dividend income from regular federal income taxa-tion does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its hold-ings or obligations issued by that state or its political subdivisions and instrumentalities.

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

-------

Rule 12b-1 Fees

The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Funds to pay distribution fees for the sale and distribution of fund shares. Portions of the fees are used to provide payments for services provided to shareholders ("service fees"), as indicated below.

Class A shares of each Fund, except the Municipal Money Market Fund, are sub-ject to a Rule 12b-1 fee of up to .35% of average daily net assets, five- sev-enths of which (.25%) is a "service fee." There are no Rule 12b-1 fees on the Municipal Money Market Fund or the Money Market Fund.

Class B shares of each Fund except the Municipal Money Market Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, one-fourth (.25%) of this is a "service fee."

Class C shares of each Fund except the Municipal Money Market Fund and the Money Market Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, one-fourth (.25%) of this is a "service fee."

For the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund, the Trustees presently limit pay-ments under the Rule 12b-1 Plan to .10%, .75% and .75% of average daily net assets of Class A, Class B and Class C shares, respectively.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for Class B and Class C shares may therefore cost you more than paying the maximum permitted front end sales charge on Class A Shares.

                                                                        -------

Account Services

To use any of these programs, simply fill out the appropriate section of your account application, or request the appropriate form.

Automatic Dividend Diversification
With this program, you can have all dividends and other distributions from one Fund automatically invested in the same class of shares of another Fund.

Automatic Investment Plan
Shareholders can set up an Automatic Investment Plan. Once each month the shareholder's account will be debited the amount (at least $50) specified by the shareholder.

Checkwriting
Checkwriting is available to Class A and Class C shareholders of both the Municipal Money Market Fund and the Money Market Fund. Simply request this on your account application, and complete a signature card, and you will receive a book of blank checks. The minimum amount of a check is $100. When a check is presented for payment, enough shares will be redeemed to cover the amount of the check and any applicable deferred sales charge. If the amount of the check plus the sales charge is more than the account value, the check will be returned unpaid.

Exchange Privilege
Shareholders may make free unlimited exchanges by mail or telephone within classes of shares without any sales charge (except that Class A shares of the Municipal Money Market Fund are subject to a sales charge upon exchange). Shares of one class may not be exchanged for shares of any other class of any Fund. Be aware that exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the origi-nal cost of shares exchanged. Exchanges usually occur on the same day they are requested. The terms of the exchange privilege may change and the privilege may be revoked at any time without notice.

The Fund will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identify of the caller. The Fund will request personal or other information from the caller, and will record calls. By establishing an account with the Fund, you consent to all recording of telephone calls.

You may make exchanges over the telephone by calling 1-800-872-8037.

Reinstatement Privilege
If you redeem Class A shares (under $1 million) and reinvest within 90 days, you will not have to pay a sales charge. If you redeem Class A shares over $1 million, or Class B or C shares and pay a deferred sales charge and then rein-vest within 90 days, your account will be credited the amount of the deferred sales charge.

Systematic Investing
Your shares of any class of either the Municipal Money Market Fund or the Money Market Fund can be exchanged monthly for shares of the same class of other Funds. An exchange of at least $50 per exchange will be made around the 15th of each month in accordance with your instructions. This program takes advantage of dollar cost averaging.

Systematic Withdrawal Plan
If you have an account balance of at least $10,000, you can set up a plan to have redemptions paid to you, or someone you designate, on a monthly, quarter-ly, semi-annual or annual basis. You can withdraw up to 12% of the account value annually, if a monthly plan, up to 1% per month, without a deferred sales charge. If you request this service after completing our application and pay-ments are to be made to someone other than yourself, you will have to provide a signature guarantee. Redemption checks are generally mailed within two days after redemption. The availability of this service may end, and a fee of up to $5 per withdrawal may be charged with 30 days written notice to you.

Transfer of Shares
You may transfer Fund shares to family members and others at any time without a sales charge. Consult your tax adviser concerning such transfers.

-------

Financial Highlights


[LOGO OF FINANCIAL HIGHLIGHTS]
The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements, which have been audited by either PricewaterhouseCoopers LLP (Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Global Equity Fund, International Equity Fund, International Small Cap Fund, Balanced Fund, Core Bond Fund, Municipal Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and the Money Market Fund) or by Ernst & Young LLP (Mid Cap Value Fund, Small Cap Index Fund, Socially Responsible Fund, Stock Index Fund, Aggressive Growth LifeStyle Fund, Conservative Growth LifeStyle Fund, Moderate Growth LifeStyle Fund, High Yield Bond Fund and the Municipal Money Market Fund). The annual report of PricewaterhouseCoopers LLP, along with the above listed funds financial statements, is included in the Trust's annual report, which is available upon request. The annual report of Ernst & Young LLP, along with the above listed funds financial statements, is included in the annual report of American General Series Portfolio 2, and is also available upon request.

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                          Growth & Income Fund
                             --------------------------------------------------
                                                Class A
                             --------------------------------------------------
                               Year       Year      Year      Year      Year
                               Ended     Ended     Ended     Ended      Ended
                             10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95*
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $24.26    $21.77    $17.56    $14.72     $13.09
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                   0.03      0.08      0.14      0.18       0.26
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            5.45      4.14      5.26      2.99       1.90
                             --------------------------------------------------
 Total from investment
  operations                      5.48      4.22      5.40      3.17       2.16
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income                  -         -     (0.15)    (0.21)     (0.23)
 Distributions from realized
  capital gains                  (0.96)    (1.70)    (1.04)    (0.12)     (0.30)
 Distributions in excess of
  net investment income              -     (0.03)        -         -          -
                             --------------------------------------------------
 Total distributions             (0.96)    (1.73)    (1.19)    (0.33)     (0.53)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                         $28.78    $24.26    $21.77    $17.56     $14.72
--------------------------------------------------------------------------------
Total Return                    23.11%    20.82%    31.95%    21.84%     17.28%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                      $37,210   $42,916   $34,186   $18,272    $12,180
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets             1.34%     1.34%     1.34%     1.34%      1.34%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                     0.11%     0.34%     0.66%     1.10%      1.91%
--------------------------------------------------------------------------------
 Portfolio turnover rate           28%       18%       39%       49%        40%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                        1.49%     1.45%     1.50%     1.56%      1.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Growth & Income Fund
                            ---------------------------------------------------
                                                Class B
                            ---------------------------------------------------
                              Year       Year      Year      Year       Year
                              Ended     Ended     Ended      Ended      Ended
                            10/31/99*  10/31/98  10/31/97  10/31/96*  10/31/95*
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $24.01    $21.67    $17.50     $14.69     $13.08
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.15)    (0.07)     0.01       0.07       0.16
 Net realized and
  unrealized gain/(loss) on
  investments and foreign
  currency                       5.38      4.11      5.23       2.99       1.94
                            ---------------------------------------------------
 Total from investment
  operations                     5.23      4.04      5.24       3.06       2.10
                            ---------------------------------------------------
Distributions
 Dividends from net
  investment income                 -         -     (0.03)     (0.13)     (0.19)
 Distributions from
  realized capital gains        (0.96)    (1.70)    (1.04)     (0.12)     (0.30)
                            ---------------------------------------------------
 Total distributions            (0.96)    (1.70)    (1.07)     (0.25)     (0.49)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $28.28    $24.01    $21.67     $17.50     $14.69
--------------------------------------------------------------------------------
Total Return                   22.28%    20.04%    31.40%     21.08%     16.73%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                    $104,695   $75,574   $54,871    $34,740    $19,052
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets            1.99%     1.99%     1.99%      1.99%      1.99%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                   (0.54%)   (0.32%)    0.01%      0.45%      1.14%
--------------------------------------------------------------------------------
 Portfolio turnover rate          28%       18%       39%        49%        40%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                       2.13%     2.10%     2.15%      2.20%      2.33%
--------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                           Growth & Income Fund
                               -------------------------------------------------
                                                  Class C
                               -------------------------------------------------
                                 Year       Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                               10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $24.10    $21.75    $17.56    $14.71    $13.08
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)      (0.15)    (0.07)     0.01      0.07      0.18
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency              5.40      4.12      5.25      3.00      1.90
                               -------------------------------------------------
 Total from investment
  operations                        5.25      4.05      5.26      3.07      2.08
                               -------------------------------------------------
Distributions
 Dividends from net
  investment income                    -         -     (0.03)    (0.10)    (0.15)
 Distributions from realized
  capital gains                    (0.96)    (1.70)    (1.04)    (0.12)    (0.30)
                               -------------------------------------------------
 Total distributions               (0.96)    (1.70)    (1.07)    (0.22)    (0.45)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $28.39    $24.10    $21.75    $17.56    $14.71
---------------------------------------------------------------------------------
Total Return                      22.28%    20.00%    31.37%    21.12%    16.56%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $156,056  $122,395   $98,250   $74,825   $63,154
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.99%     1.99%     1.99%     1.99%     1.99%
---------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                          (0.54%)   (0.31%)    0.01%     0.45%     1.26%
---------------------------------------------------------------------------------
 Portfolio turnover rate             28%       18%       39%       49%       40%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         2.13%     2.10%     2.13%     2.20%     2.26%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

--------------------------------------------------------------------------------

                                                      Large Cap Growth Fund
                                                  (formerly Growth Equity Fund)
                          ------------------------------------------------------------------------------------
                                         Class A                                    Class B
                          -----------------------------------------  -----------------------------------------
                             Year        Year      Year    3/04/96*     Year        Year      Year    3/04/96*
                             Ended      Ended     Ended       to        Ended      Ended     Ended       to
                          10/31/99 **  10/31/98  10/31/97  10/31/96  10/31/99 **  10/31/98  10/31/97  10/31/96
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $17.73    $17.01    $13.78    $12.50       $17.46    $16.90    $13.73    $12.50
---------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.19)    (0.07)    (0.03)     0.28        (0.31)    (0.18)    (0.13)     0.24
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               5.05      2.22      3.45      1.00         4.96      2.17      3.46      0.99
                          ------------------------------------------------------------------------------------
 Total from investment
  operations                     4.86      2.15      3.42      1.28         4.65      1.99      3.33      1.23
                          ------------------------------------------------------------------------------------
Distributions
 Dividends from net
  investment income                 -         -     (0.19)        -            -         -     (0.16)        -
 Distributions from
  capital gains                 (1.15)    (1.43)        -         -        (1.15)    (1.43)        -         -
                          ------------------------------------------------------------------------------------
 Total distributions            (1.15)    (1.43)    (0.19)                 (1.15)    (1.43)    (0.16)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $21.44    $17.73    $17.01    $13.78       $20.96    $17.46    $16.90    $13.73
---------------------------------------------------------------------------------------------------------------
Total Return                   28.57%    13.85%    25.13%    10.24%       27.77%+   12.93%    24.50%     9.84%+
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)               $5,656    $3,919    $3,053    $2,244      $17,171   $11,659    $9,040    $4,748
---------------------------------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.65%     1.65%     1.65%     1.65%#       2.30%     2.30%     2.30%     2.30%#
---------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                       (0.94%)   (0.43%)   (0.17%)    4.11%#      (1.58%)   (1.07%)   (0.82%)    4.18%#
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate         145%      115%      181%      450%         145%#     115%      181%      450%#
---------------------------------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    1.90%     1.91%     2.28%     2.71%#       2.52%     2.56%     2.78%     3.06%#
---------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Net investment income per share has been calculated using the average share method
 # Annualized
 + Non-annualized

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                              Large Cap Growth Fund
                                          (formerly Growth Equity Fund)
                                      -----------------------------------------
                                                     Class C
                                      -----------------------------------------
                                         Year        Year      Year    3/04/96*
                                         Ended      Ended     Ended       to
                                      10/31/99 **  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $17.44    $16.89    $13.73    $12.50
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)               (0.31)    (0.20)    (0.13)     0.24
 Net realized and unrealized
  gain/(loss) on investments and
  foreign currency                           4.95      2.18      3.46      0.99
                                      -----------------------------------------
 Total from investment operations            4.64      1.98      3.33      1.23
                                      -----------------------------------------
Distributions
 Dividends from net investment income           -         -     (0.17)        -
 Distributions from capital gains           (1.15)    (1.43)        -         -
                                      -----------------------------------------
 Total distributions                        (1.15)    (1.43)    (0.17)        -
--------------------------------------------------------------------------------
Net Asset Value, End of Period             $20.93    $17.44    $16.89    $13.73
--------------------------------------------------------------------------------
Total Return                               27.75%    12.87%    24.50%     9.84%+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)        $19,463   $12,965   $12,766    $6,494
--------------------------------------------------------------------------------
 Ratio of total expenses to average
  net assets                                2.30%     2.30%     2.30%     2.30%#
--------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets                       (1.58%)   (1.06%)   (0.82%)    4.13%#
--------------------------------------------------------------------------------
 Portfolio turnover rate                     145%      115%      181%      450%#
--------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor                  2.52%     2.56%     2.75%     2.96%#
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Mid Cap Growth Fund
                                                  (formerly Small/Mid Cap Fund)
                          ---------------------------------------------------------------------------------------
                                         Class A                                      Class B
                          -----------------------------------------   -------------------------------------------
                             Year        Year      Year    3/04/96*      Year        Year       Year     3/04/96*
                             Ended      Ended     Ended       to         Ended      Ended      Ended        to
                          10/31/99 **  10/31/98  10/31/97  10/31/96   10/31/99 **  10/31/98  10/31/97**  10/31/96
--------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $16.09    $15.51    $12.62    $12.50        $15.77    $15.33      $12.58    $12.50
--------------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.21)    (0.15)    (0.14)    (0.02)        (0.32)    (0.25)      (0.23)    (0.05)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               4.12      0.97      3.03      0.14          4.02      0.93        2.98      0.13
                          ---------------------------------------------------------------------------------------
 Total from investment
  operations                     3.91      0.82      2.89      0.12          3.70      0.68        2.75      0.08
                          ---------------------------------------------------------------------------------------
Distributions
 Distributions from
  capital gains                 (1.48)    (0.24)        -         -         (1.48)    (0.24)          -         -
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $18.52    $16.09    $15.51    $12.62        $17.99    $15.77      $15.33    $12.58
--------------------------------------------------------------------------------------------------------------------
Total Return                   25.50%     5.51%    22.90%     0.96%+       24.62%     4.65%      21.86%     0.64%+
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)               $5,970    $4,814    $4,170    $2,966       $17,184   $13,972     $11,802    $6,659
--------------------------------------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.68%     1.68%     1.68%     1.68%#        2.33%     2.33%       2.33%     2.33%#
--------------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                       (1.15%)   (0.90%)   (1.02%)   (0.40%)#      (1.80%)   (1.55%)     (1.67%)   (1.05%) #
--------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate         181%      162%      145%       92%#         181%      162%        145%       92%#
--------------------------------------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    1.89%     1.93%     2.24%     2.69%#        2.54%     2.58%       2.79%     3.05%#
--------------------------------------------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
** Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                            Mid Cap Growth Fund
                                       (formerly Small/Mid Cap Fund)
                               ------------------------------------------------
                                                  Class C
                               ------------------------------------------------
                               Year Ended   Year Ended  Year Ended  3/04/96* to
                               10/31/99 **   10/31/98   10/31/97**   10/31/96
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                             $15.79      $15.35      $12.59       $12.50
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)        (0.32)      (0.25)      (0.23)       (0.05)
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency                4.03        0.93        2.99         0.14
                               ------------------------------------------------
 Total from investment
  operations                          3.71        0.68        2.76         0.09
                               ------------------------------------------------
Distributions
 Distributions from capital
  gains                              (1.48)      (0.24)          -            -
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                             $18.02      $15.79      $15.35       $12.59
---------------------------------------------------------------------------------
Total Return                        24.65%       4.64%      21.92%        0.72%+
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                          $18,939     $16,221     $13,471       $8,241
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets                 2.33%       2.33%       2.33%        2.33%#
---------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                            (1.80%)     (1.55%)     (1.67%)      (1.05%)#
---------------------------------------------------------------------------------
 Portfolio turnover rate              181%        162%        145%          92%#
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor           2.54%       2.58%       2.78%        3.04%#
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Mid Cap Value Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                        0.06         -
 Net realized and unrealized gain/(loss) on
  securities                                         1.97      1.87
                                                 ------------------
 Total income (loss) from investment operations      2.03      1.87
                                                 ------------------
Distributions
 Dividends from net investment income               (0.05)    (0.02)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.05)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $11.98    $11.85
--------------------------------------------------------------------------------
Total Return                                       20.23%    18.71%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            1.29%     2.04%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                2.43%     2.77%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                0.51%    (0.26%)
--------------------------------------------------------------------------------
 Portfolio turnover rate                             177%      177%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             144       384
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $1,728    $4,555
--------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
** Net investment income per share has been calculated using the average share method


                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                              Small Cap Growth Fund
                                        (formerly Emerging Growth Fund)
                          -----------------------------------------------------------------------
                                Class A                 Class B                   Class C
                          ---------------------   ---------------------     ---------------------
                             Year      1/06/98*      Year      1/06/98*        Year      1/06/98*
                             Ended        to         Ended        to           Ended        to
                          10/31/99 **  10/31/98   10/31/99 **  10/31/98     10/31/99 **  10/31/98
----------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period            $8.88    $10.00         $8.83    $10.00           $8.84    $10.00
----------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.15)    (0.08)        (0.21)    (0.12)***       (0.21)    (0.12)**
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               4.08     (1.04)         3.95     (1.05)           3.94     (1.04)
                          -----------------------------------------------------------------------
 Total from investment
  operations                     3.93     (1.12)         3.74     (1.17)           3.73     (1.16)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $12.81     $8.88        $12.57     $8.83          $12.57     $8.84
----------------------------------------------------------------------------------------------------
Total Return                   44.26%   (11.20%)+      42.36%   (11.70%)+        42.19%   (11.60%)+
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)                 $224      $146          $660      $263            $440      $238
----------------------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.70%     1.70%#        2.35%     2.35%#          2.35%     2.35%#
----------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                       (1.43%)   (1.00%)#      (2.04%)   (1.76%)#        (2.03%)   (1.67%)#
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate         129%       52%+         129%       52%+           129%       52%+
----------------------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    6.96%    15.48%#        7.58%    16.48%#          7.60%    15.78%#
----------------------------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
** Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                                     Small Cap Index Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                        0.10      0.02
 Net realized and unrealized gain/(loss) on
  securities                                         1.03      1.03
                                                 ------------------
 Total income (loss) from investment operations      1.13      1.05
                                                 ------------------
Distributions
 Dividends from net investment income               (0.10)    (0.02)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.10)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $11.03    $11.03
--------------------------------------------------------------------------------
Total Return                                       11.32%    10.53%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            0.83%     1.58%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                1.69%     2.37%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                0.97%     0.23%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              48%       48%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             263       305
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $2,900    $3,361
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Socially Responsible Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                        0.10      0.02
 Net realized and unrealized gain/(loss) on
  securities                                         2.15      2.13
                                                 ------------------
 Total income (loss) from investment operations      2.25      2.15
                                                 ------------------
Distributions
 Dividends from net investment income               (0.10)    (0.02)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.10)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $12.15    $12.13
--------------------------------------------------------------------------------
Total Return                                       22.53%    21.50%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            0.80%     1.55%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                1.97%     2.49%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                0.87%     0.09%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              24%       24%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             137       243
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $1,663    $2,943
--------------------------------------------------------------------------------

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                                       Stock Index Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                        0.11      0.02
 Net realized and unrealized gain/(loss) on
  securities                                         2.32      2.23
                                                 ------------------
 Total income (loss) from investment operations      2.43      2.25
                                                 ------------------
Distributions
 Dividends from net investment income               (0.11)    (0.02)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.11)    (0.02)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $12.32    $12.23
--------------------------------------------------------------------------------
Total Return                                       24.36%    22.55%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            0.82%     1.57%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                1.53%     1.98%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                1.08%     0.37%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              14%       14%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             457     1,229
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $5,634   $15,040
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Global Equity Fund
                             --------------------------------------------------
                                                Class A
                             --------------------------------------------------
                               Year       Year      Year      Year       Year
                               Ended     Ended     Ended      Ended     Ended
                             10/31/99*  10/31/98  10/31/97  10/31/96*  10/31/95
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $16.43    $16.32    $14.50     $13.84    $14.82
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                   0.08      0.02      0.06      (0.04)        -
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            0.82      1.34      3.45       0.91     (0.54)
                             --------------------------------------------------
 Total from investment
  operations                      0.90      1.36      3.51       0.87     (0.54)
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income                  -     (0.22)    (0.05)     (0.21)        -
 Distributions from realized
  capital gains                  (1.21)    (1.03)    (1.64)         -     (0.44)
                             --------------------------------------------------
 Total distributions             (1.21)    (1.25)    (1.69)     (0.21)    (0.44)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                         $16.12    $16.43    $16.32     $14.50    $13.84
--------------------------------------------------------------------------------
Total Return                     5.60%     8.90%    26.10%      6.33%    (3.52%)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                      $12,757   $31,055   $30,960    $25,924   $23,894
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets             1.75%     1.75%     1.75%      1.75%     1.75%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                     0.47%     0.09%     0.33%     (0.30%)    0.03%
--------------------------------------------------------------------------------
 Portfolio turnover rate           38%       20%       28%       165%       57%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                        1.84%     1.75%     1.81%      1.83%     1.92%
--------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                           Global Equity Fund
                            ----------------------------------------------------
                                                Class B
                            ----------------------------------------------------
                              Year       Year      Year       Year       Year
                              Ended     Ended      Ended      Ended      Ended
                            10/31/99*  10/31/98  10/31/97*  10/31/96*  10/31/95*
---------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                     $16.24    $16.14     $14.36     $13.73     $14.79
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.04)    (0.11)     (0.05)     (0.14)     (0.09)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               0.84      1.35       3.47       0.91      (0.53)
                            ----------------------------------------------------
 Total from investment
  operations                     0.80      1.24       3.42       0.77      (0.62)
                            ----------------------------------------------------
Distributions
 Dividends from net
  investment income                 -     (0.11)                (0.14)         -
 Distributions from
  realized capital gains        (1.21)    (1.03)     (1.64)         -      (0.44)
                            ----------------------------------------------------
 Total distributions            (1.21)    (1.14)     (1.64)     (0.14)     (0.44)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $15.83    $16.24     $16.14     $14.36     $13.73
---------------------------------------------------------------------------------
Total Return                    5.01%     8.17%     25.63%      5.64%     (4.09%)
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                     $25,381   $30,287    $31,833    $25,661    $23,317
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.40%     2.40%      2.40%      2.40%      2.40%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                   (0.25%)   (0.55%)    (0.32%)    (0.95%)    (0.61%)
---------------------------------------------------------------------------------
 Portfolio turnover rate          38%       20%        28%       165%        57%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                       2.50%     2.40%      2.47%      2.48%      2.58%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           Global Equity Fund
                             --------------------------------------------------
                                                Class C
                             --------------------------------------------------
                               Year       Year      Year      Year       Year
                               Ended     Ended     Ended      Ended     Ended
                             10/31/99*  10/31/98  10/31/97  10/31/96*  10/31/95
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $16.30    $16.19    $14.41     $13.73    $14.79
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                  (0.04)    (0.10)    (0.05)     (0.14)    (0.09)
 Net realized and unrealized
  gain/(loss) on
  investments and foreign
  currency                        0.84      1.35      3.47       0.92     (0.53)
                             --------------------------------------------------
 Total from investment
  operations                      0.80      1.25      3.42       0.78     (0.62)
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income                  -     (0.11)        -      (0.10)        -
 Distributions from realized
  capital gains                  (1.21)    (1.03)    (1.64)         -     (0.44)
                             --------------------------------------------------
 Total distributions             (1.21)    (1.14)    (1.64)     (0.10)    (0.44)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                         $15.89    $16.30    $16.19     $14.41    $13.73
--------------------------------------------------------------------------------
Total Return                     4.99%     8.21%    25.54%      5.70%    (4.09%)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                      $45,201   $57,774   $61,245    $64,830   $83,340
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets             2.40%     2.40%     2.40%      2.40%     2.40%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                    (0.24%)   (0.56%)   (0.32%)    (0.95%)   (0.64%)
--------------------------------------------------------------------------------
 Portfolio turnover rate           38%       20%       28%       165%       57%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                        2.50%     2.40%     2.46%      2.48%     2.53%
--------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                      International Equity Fund
                          -----------------------------------------------------
                                               Class A
                          -----------------------------------------------------
                             Year        Year      Year       Year     1/09/95*
                             Ended      Ended     Ended      Ended        to
                          10/31/99 **  10/31/98  10/31/97  10/31/96**  10/31/95
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $9.83    $10.81    $11.35      $10.11    $10.00
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
 income/(loss)                   0.02      0.03      0.06        0.09      0.06
 Net realized and
 unrealized gain/(loss)
 on investments and
 foreign currency                2.07      0.02      0.35        1.33      0.08
                          -----------------------------------------------------
 Total from investment
 operations                      2.09      0.05      0.41        1.42      0.14
                          -----------------------------------------------------
Distributions
 Dividends from net
 investment income                  -     (0.13)    (0.19)      (0.08)    (0.03)
 Distributions from
 realized capital gains         (0.03)    (0.90)    (0.76)      (0.10)        -
                          -----------------------------------------------------
 Total distributions            (0.03)    (1.03)    (0.95)      (0.18)    (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of
Period                         $11.89     $9.83    $10.81      $11.35    $10.11
--------------------------------------------------------------------------------
Total Return                   21.33%     0.67%     3.55%      14.25%     1.37%+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of
 period (000's)                $3,997    $3,769    $4,461      $4,732    $6,897
--------------------------------------------------------------------------------
 Ratio of total expenses
 to average net assets          1.75%     1.75%     1.75%       1.75%     1.75%#
--------------------------------------------------------------------------------
 Ratio of net investment
 income (loss) to
 average net assets             0.18%     0.44%     0.97%       0.84%     0.70%#
--------------------------------------------------------------------------------
 Portfolio turnover rate         142%      173%      146%        170%       69%
--------------------------------------------------------------------------------
 Expense ratio before
 expense reimbursement
 by advisor                     1.98%     1.87%     1.96%       1.97%     2.18%#
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       International Equity Fund
                          -------------------------------------------------------
                                                Class B
                          -------------------------------------------------------
                             Year        Year       Year        Year     1/09/95*
                             Ended      Ended      Ended       Ended        to
                          10/31/99 **  10/31/98  10/31/97**  10/31/96**  10/31/95
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period            $9.77    $10.75      $11.30      $10.10    $10.00
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.05)    (0.02)       0.03        0.06      0.01
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               2.05      0.00        0.31        1.30      0.12
                          -------------------------------------------------------
 Total from investment
  operations                     2.00     (0.02)       0.34        1.36      0.13
                          -------------------------------------------------------
Distributions
 Dividends from net
  investment income                 -     (0.06)      (0.13)      (0.05)    (0.03)
 Distributions from
  realized capital gains        (0.03)    (0.90)      (0.76)      (0.11)        -
                          -------------------------------------------------------
 Total distributions            (0.03)    (0.96)      (0.89)      (0.16)    (0.03)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $11.74     $9.77      $10.75      $11.30    $10.10
----------------------------------------------------------------------------------
Total Return                   20.53%    (0.03%)      2.92%      13.58%     1.28%+
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $14,269   $14,030     $16,334     $15,217    $8,421
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.40%     2.40%       2.40%       2.40%     2.40%#
----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (0.45%)   (0.18%)      0.32%       0.57%     0.15%#
----------------------------------------------------------------------------------
 Portfolio turnover rate         142%      173%        146%        170%       69%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    2.63%     2.52%       2.54%       2.60%     2.93%#
----------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
** Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                       International Equity Fund
                          -------------------------------------------------------
                                                Class C
                          -------------------------------------------------------
                             Year        Year       Year        Year     1/09/95*
                             Ended      Ended      Ended       Ended        to
                          10/31/99 **  10/31/98  10/31/97**  10/31/96**  10/31/95
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period            $9.77    $10.76      $11.31      $10.10    $10.00
----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.05)    (0.02)       0.03        0.06      0.01
 Net realized and
  unrealized gain/(loss)
  on Investments and
  foreign currency               2.05     (0.01)       0.31        1.30      0.12
                          -------------------------------------------------------
 Total from investment
  operations                     2.00     (0.03)       0.34        1.36      0.13
                          -------------------------------------------------------
Distributions
 Dividends from net
  investment income                 -     (0.06)      (0.13)      (0.05)    (0.03)
 Distributions from
  realized capital gains        (0.03)    (0.90)      (0.76)      (0.10)        -
                          -------------------------------------------------------
 Total distributions            (0.03)    (0.96)      (0.89)      (0.15)    (0.03)
----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $11.74     $9.77      $10.76      $11.31    $10.10
----------------------------------------------------------------------------------
Total Return                   20.53%    (0.13%)      2.91%      13.63%     1.28%+
----------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)               $6,680    $7,960      $8,460      $9,076    $6,324
----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         2.40%     2.40%       2.40%       2.40%     2.40%#
----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           (0.49%)   (0.19%)      0.32%       0.51%     0.13%#
----------------------------------------------------------------------------------
 Portfolio turnover rate         142%      173%        146%        170%       69%
----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    2.62%     2.52%       2.57%       2.60%     2.93%#
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 International Small Cap Fund
                          ----------------------------------------------------------------------------------
                                         Class A                                    Class B
                          -----------------------------------------   --------------------------------------
                             Year        Year      Year    3/04/96*     Year      Year      Year    3/04/96*
                             Ended      Ended     Ended       to       Ended     Ended     Ended       to
                          10/31/99 **  10/31/98  10/31/97  10/31/96   10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period           $13.91    $13.86    $13.43    $12.50     $13.66    $13.71    $13.37    $12.50
--------------------------------------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 (0.14)    (0.02)    (0.03)     0.05      (0.27)    (0.12)    (0.11)    (0.01)
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               5.06      0.07      0.46      0.88       4.96      0.07      0.45      0.88
                         -------------------------------------------------------------------------------------
 Total from investment
  operations                     4.92      0.05      0.43      0.93       4.69     (0.05)     0.34      0.87
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                        $18.83    $13.91    $13.86    $13.43     $18.35    $13.66    $13.71    $13.37
--------------------------------------------------------------------------------------------------------------
Total Return                   35.37%     0.36%     3.20%     7.44%+    34.33%    (0.36%)    2.54%     6.96%+
--------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
 Net assets, end of
  period (000's)               $2,309    $2,173    $3,225    $2,120     $7,417    $7,073    $7,369    $5,068
--------------------------------------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets         1.90%     1.90%     1.90%     1.90%#     2.55%     2.55%     2.55%     2.55%#
--------------------------------------------------------------------------------------------------------------
 Ratio of net investment
  income to average net
  assets                       (0.87%)   (0.12%)   (0.19%)   (0.50%)#   (1.53%)   (0.79%)   (0.84%)   (0.15%)#
--------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate         202%       54%       75%       67%#      202%       54%       75%       67%#
--------------------------------------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                    2.24%     2.23%     2.46%     3.07%#     2.89%     2.88%     2.98%     3.27%#
--------------------------------------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized
** Net investment income per share has been calculated using the average share method

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                           International Small Cap Fund
                                        --------------------------------------
                                                      Class C
                                        --------------------------------------
                                          Year      Year      Year    3/04/96*
                                         Ended     Ended     Ended       to
                                        10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $13.66    $13.71    $13.37    $12.50
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)              (0.31)    (0.12)    (0.11)    (0.01)
 Net realized and unrealized
  gain/(loss) on investments and
  foreign currency                          5.02      0.07      0.45      0.88
                                              ----------------------------------
 Total from investment operations           4.71     (0.05)     0.34      0.87
--------------------------------------------------------------------------------
Net Asset Value, End of Period            $18.37    $13.66    $13.71    $13.37
--------------------------------------------------------------------------------
Total Return                              34.48%    (0.36%)    2.54%     6.96%+
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period (000's)        $5,972    $6,195    $7,025    $5,517
--------------------------------------------------------------------------------
 Ratio of total expenses to average net
  assets                                   2.55%     2.55%     2.55%     2.55%#
--------------------------------------------------------------------------------
 Ratio of net investment income to
  average net assets                      (1.53%)   (0.78%)   (0.84%)   (0.15%)#
--------------------------------------------------------------------------------
 Portfolio turnover rate                    202%       54%       75%       67%#
--------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor                 2.89%     2.88%     2.96%     3.25%#
--------------------------------------------------------------------------------

* Commencement of Operations
# Annualized
+ Non-annualized

--------------------------------------------------------------------------------

                                            Balanced Fund
                          ------------------------------------------------------
                                               Class A
                          ------------------------------------------------------
                             Year       Year      Year       Year        Year
                            Ended      Ended     Ended      Ended       Ended
                          10/31/99 *  10/31/98  10/31/97  10/31/96 *  10/31/95 *
---------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.48    $12.58    $12.33      $12.02      $11.13
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.24      0.25      0.34        0.39        0.38
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.09)     1.04      1.52        1.07        1.35
                          ------------------------------------------------------
 Total from investment
  operations                    0.15      1.29      1.86        1.46        1.73
                          ------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.23)    (0.32)    (0.45)      (0.40)      (0.32)
 Distributions from
  realized capital gains       (0.84)    (2.07)    (1.16)      (0.75)      (0.52)
                          ------------------------------------------------------
 Total distributions           (1.07)    (2.39)    (1.61)      (1.15)      (0.84)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $10.56    $11.48    $12.58      $12.33      $12.02
---------------------------------------------------------------------------------
Total Return                   1.20%    12.42%    17.01%      13.10%      16.95%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of
  period (000's)              $5,936   $14,415   $12,294     $10,873     $10,033
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets        1.39%     1.39%     1.34%       1.34%       1.34%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           2.18%     2.11%     2.74%       3.32%       3.39%
---------------------------------------------------------------------------------
 Portfolio turnover rate        198%      185%      211%        253%        226%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                   1.60%     1.53%     1.59%       1.55%       1.69%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                             Balanced Fund
                          --------------------------------------------------------
                                                Class B
                          --------------------------------------------------------
                             Year       Year       Year        Year        Year
                            Ended      Ended      Ended       Ended       Ended
                          10/31/99 *  10/31/98  10/31/97 *  10/31/96 *  10/31/95 *
-----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period          $11.40    $12.49      $12.26      $11.98      $11.12
-----------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                 0.18      0.18        0.25        0.31        0.30
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency             (0.10)     1.04        1.53        1.07        1.36
                          --------------------------------------------------------
 Total from investment
  operations                    0.08      1.22        1.78        1.38        1.66
                          --------------------------------------------------------
Distributions
 Dividends from net
  investment income            (0.15)    (0.24)      (0.39)      (0.35)      (0.28)
 Distributions from
  realized capital gains       (0.84)    (2.07)      (1.16)      (0.75)      (0.52)
                          --------------------------------------------------------
 Total distributions           (0.99)    (2.31)      (1.55)      (1.10)      (0.80)
-----------------------------------------------------------------------------------
Net Asset Value, End of
 Period                       $10.49    $11.40      $12.49      $12.26      $11.98
-----------------------------------------------------------------------------------
Total Return                   0.57%    11.71%      16.27%      12.35%      16.31%
-----------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------
 Net assets, end of
  period (000's)             $13,958   $18,929     $17,140     $16,219      $9,875
-----------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets        2.04%     2.04%       1.99%       1.99%       1.99%
-----------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to
  average net assets           1.60%     1.46%       2.09%       2.67%       2.69%
-----------------------------------------------------------------------------------
 Portfolio turnover rate        198%      185%        211%        253%        226%
-----------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement
  by advisor                   2.25%     2.18%       2.23%       2.20%       2.37%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Balanced Fund
                            ----------------------------------------------------
                                                Class C
                            ----------------------------------------------------
                               Year       Year      Year      Year       Year
                              Ended      Ended     Ended     Ended      Ended
                            10/31/99 *  10/31/98  10/31/97  10/31/96  10/31/95 *
---------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $11.54    $12.62    $12.35    $12.02      $11.12
---------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                   0.17      0.18      0.25      0.32        0.31
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency               (0.09)     1.05      1.54      1.07        1.35
                            ----------------------------------------------------
 Total from investment
  operations                      0.08      1.23      1.79      1.39        1.66
                            ----------------------------------------------------
Distributions
 Dividends from net
  investment income              (0.15)    (0.24)    (0.36)    (0.31)      (0.24)
 Distributions from
  realized capital gains         (0.84)    (2.07)    (1.16)    (0.75)      (0.52)
                            ----------------------------------------------------
 Total distributions             (0.99)    (2.31)    (1.52)    (1.06)      (0.76)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                         $10.63    $11.54    $12.62    $12.35      $12.02
---------------------------------------------------------------------------------
Total Return                     0.58%    11.68%    16.21%    12.41%      16.25%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                      $53,669   $65,049   $68,261   $72,821     $80,626
---------------------------------------------------------------------------------
 Ratio of total expenses
  to average net assets          2.04%     2.04%     1.99%     1.99%       1.99%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                     1.55%     1.47%     2.09%     2.67%       2.76%
---------------------------------------------------------------------------------
 Portfolio turnover rate          198%      185%      211%      253%        226%
---------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                        2.25%     2.18%     2.20%     2.20%       2.24%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                       Aggressive Growth
                                                        Lifestyle Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income Operations:
 Net investment income/(loss)                        0.07      0.06
 Net realized and unrealized gain/(loss) on
  securities                                         1.91      1.89
                                                 ------------------
 Total income (loss) from investment operations      1.98      1.95
                                                 ------------------
Distributions
 Dividends from net investment income               (0.06)    (0.05)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.06)    (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $11.92    $11.90
--------------------------------------------------------------------------------
Total Return                                       19.65%    19.52%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            0.10%     0.10%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                0.10%     0.10%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                0.63%     0.66%
--------------------------------------------------------------------------------
 Portfolio turnover rate                               9%        9%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             162       413
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $1,929    $4,915
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Conservative Growth
                                                        Lifestyle Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income Operations:
 Net investment income/(loss)                        0.21      0.18
 Net realized and unrealized gain/(loss) on
  securities                                         1.02      1.05
                                                 ------------------
 Total income (loss) from investment operations      1.23      1.23
                                                 ------------------
Distributions
 Dividends from net investment income               (0.20)    (0.17)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.20)    (0.17)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $11.03    $11.06
--------------------------------------------------------------------------------
Total Return                                       12.30%    12.21%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            0.10%     0.10%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                0.10%     0.10%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                2.01%     2.11%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              10%       10%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             162       532
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $1,790    $5,880
--------------------------------------------------------------------------------

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                        Moderate Growth
                                                        Lifestyle Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income Operations:
 Net investment income/(loss)                        0.14      0.12
 Net realized and unrealized gain/(loss) on
  securities                                         1.39      1.41
                                                 ------------------
 Total income (loss) from investment operations      1.53      1.53
                                                 ------------------
Distributions
 Dividends from net investment income               (0.13)    (0.11)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.13)    (0.11)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $11.40    $11.42
--------------------------------------------------------------------------------
Total Return                                       15.20%    15.26%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            0.10%     0.10%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                0.10%     0.10%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                1.33%     1.40%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              11%       11%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                             168       486
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $1,918    $5,553
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Core Bond Fund
                                (formerly Investment Quality Bond Fund)
                             --------------------------------------------------
                                                Class A
                             --------------------------------------------------
                               Year       Year      Year      Year      Year
                               Ended     Ended     Ended     Ended      Ended
                             10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95*
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                      $10.63    $10.52    $10.34    $10.56      $9.74
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                   0.66      0.68      0.67      0.66       0.68
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency           (0.77)     0.10      0.18     (0.20)      0.82
                             --------------------------------------------------
 Total from investment
  operations                     (0.11)     0.78      0.85      0.46       1.50
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income              (0.67)    (0.67)    (0.67)    (0.68)     (0.68)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                          $9.85    $10.63    $10.52    $10.34     $10.56
--------------------------------------------------------------------------------
Total Return                    (1.08%)    7.63%     8.57%     4.52%     15.91%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $3,507    $6,730    $7,110    $9,056    $10,345
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets             1.25%     1.25%     1.25%     1.25%      1.25%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                     4.77%     6.45%     6.54%     6.37%      6.72%
--------------------------------------------------------------------------------
 Portfolio turnover rate           43%       48%       65%       56%       132%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                        1.70%     1.54%     1.62%     1.55%      1.73%
--------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                              Core Bond Fund
                                  (formerly Investment Quality Bond Fund)
                               -------------------------------------------------
                                                  Class B
                               -------------------------------------------------
                                 Year       Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                               10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.62    $10.52    $10.33    $10.55     $9.74
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.59      0.61      0.60      0.60      0.61
 Net realized and unrealized
  gain/(loss) on investments       (0.75)     0.10      0.20     (0.20)     0.82
                               -------------------------------------------------
 Total from investment
  operations                       (0.16)     0.71      0.80      0.40      1.43
                               -------------------------------------------------
Distributions
 Dividends from net
  investment income                (0.61)    (0.61)    (0.61)    (0.62)    (0.62)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                            $9.85    $10.62    $10.52    $10.33    $10.55
---------------------------------------------------------------------------------
Total Return                      (1.56%)    6.93%     8.05%     3.92%    15.12%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $4,295    $4,845    $4,613    $4,678    $3,472
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.90%     1.90%     1.90%     1.90%     1.90%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       5.71%     5.81%     5.89%     5.72%     5.95%
---------------------------------------------------------------------------------
 Portfolio turnover rate             43%       48%       65%       56%      132%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         2.39%     2.20%     2.33%     2.27%     2.69%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Core Bond Fund
                                  (formerly Investment Quality Bond Fund)
                               -------------------------------------------------
                                                  Class C
                               -------------------------------------------------
                                 Year       Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                               10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.62    $10.52    $10.33    $10.55     $9.74
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.59      0.61      0.60      0.60      0.61
 Net realized and unrealized
  gain/(loss) on investments       (0.75)     0.10      0.20     (0.20)     0.82
                               -------------------------------------------------
 Total from investment
  operations                       (0.16)     0.71      0.80      0.40      1.43
                               -------------------------------------------------
Distributions
 Dividends from net
  investment income                (0.61)    (0.61)    (0.61)    (0.62)    (0.62)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                            $9.85    $10.62    $10.52    $10.33    $10.55
---------------------------------------------------------------------------------
Total Return                      (1.56%)    6.93%+    8.05%     3.92%    15.12%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $4.593    $5,532    $6,109    $7,543    $7,206
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.90%     1.90%     1.90%     1.90%     1.90%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       5.70%     5.81%     5.89%     5.72%     6.00%
---------------------------------------------------------------------------------
 Portfolio turnover rate             43%       48%       65%       56%      132%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         2.38%     2.20%     2.29%     2.22%     2.50%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                     High Yield Bond Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $10.00    $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                        0.81      0.74
 Net realized and unrealized gain/(loss) on
  securities                                        (0.57)    (0.57)
                                                 ------------------
 Total income (loss) from investment operations      0.24      0.17
                                                 ------------------
Distributions
 Dividends from net investment income               (0.81)    (0.74)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.81)    (0.74)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $9.43     $9.43
--------------------------------------------------------------------------------
Total Return                                        2.28%     1.53%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            1.25%     2.00%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                2.01%     2.37%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                5.69%     7.30%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              72%       72%
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                               4        69
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                    $34      $652
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Municipal Bond Fund
                                  (formerly National Municipal Bond Fund)
                                ------------------------------------------------
                                                  Class A
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.22    $10.09     $9.73     $9.62     $8.82
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.45      0.47      0.48      0.48      0.51
 Net realized and unrealized
  gain/(loss) on investments       (0.74)     0.13      0.36      0.11      0.80
                                ------------------------------------------------
 Total from investment
  operations                       (0.29)     0.60      0.84      0.59      1.31
                                ------------------------------------------------
Distributions
 Dividends from net investment
  income                           (0.45)    (0.47)    (0.48)    (0.48)    (0.51)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $9.48    $10.22    $10.09     $9.73     $9.62
---------------------------------------------------------------------------------
Total Return                      (2.95%)    6.04%     8.85%     6.31%    15.26%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $4,435    $5,820    $6,347    $7,710    $7,618
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.00%     1.00%     0.99%     0.99%     0.80%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                           4.52%     4.60%     4.87%     4.99%     5.55%
---------------------------------------------------------------------------------
 Portfolio turnover rate             46%       43%       29%       49%       44%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         1.41%     1.23%     1.23%     1.25%     1.34%
---------------------------------------------------------------------------------

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                            Municipal Bond Fund
                                  (formerly National Municipal Bond Fund)
                                ------------------------------------------------
                                                  Class B
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.22    $10.09     $9.73     $9.62     $8.81
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.37      0.38      0.40      0.40      0.43
 Net realized and unrealized
  gain/(loss) on investments       (0.74)     0.13      0.36      0.11      0.81
                                ------------------------------------------------
 Total from investment
  operations                       (0.37)     0.51      0.76      0.51      1.24
                                ------------------------------------------------
Distributions
 Dividends from net investment
  income                           (0.37)    (0.38)    (0.40)    (0.40)    (0.43)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $9.48    $10.22    $10.09     $9.73     $9.62
---------------------------------------------------------------------------------
Total Return                      (3.77%)    5.15%     7.94%     5.41%    14.42%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $4,197    $5,273    $6,532    $6,130    $5,876
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.85%     1.85%     1.84%     1.84%     1.70%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                           3.67%     3.75%     4.02%     4.14%     4.59%
---------------------------------------------------------------------------------
 Portfolio turnover rate             46%       43%       29%       49%       44%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         2.26%     2.08%     2.15%     2.11%     2.41%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Municipal Bond Fund
                                  (formerly National Municipal Bond Fund)
                                ------------------------------------------------
                                                  Class C
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.22    $10.09     $9.73     $9.62     $8.81
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.37      0.38      0.40      0.40      0.43
 Net realized and unrealized
  gain/(loss) on investments       (0.74)     0.13      0.36      0.11      0.81
                                ------------------------------------------------
 Total from investment
  operations                       (0.37)     0.51      0.76      0.51      1.24
                                ------------------------------------------------
Distributions
 Dividends from net investment
  income                           (0.37)    (0.38)    (0.40)    (0.40)    (0.43)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $9.48    $10.22    $10.09     $9.73     $9.62
---------------------------------------------------------------------------------
Total Return                      (3.77%)    5.15%     7.94%     5.41%    14.42%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $3,931    $5,147    $5,305    $5,693    $6,834
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.85%     1.85%     1.84%     1.84%     1.70%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                           3.67%     3.75%     4.02%     4.14%     4.53%
---------------------------------------------------------------------------------
 Portfolio turnover rate             46%       43%       29%       49%       44%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         2.26%     2.08%     2.15%     2.25%     2.63%
---------------------------------------------------------------------------------

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Strategic Income Fund
                             --------------------------------------------------
                                                Class A
                             --------------------------------------------------
                                Year       Year      Year      Year      Year
                               Ended      Ended     Ended     Ended     Ended
                             10/31/99 *  10/31/98  10/31/97  10/31/96  10/31/95
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                        $8.99     $9.76     $9.80     $9.07     $8.90
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                    0.72      0.67      0.70      0.80      0.78
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.53)    (0.63)     0.28      0.72      0.18
                             --------------------------------------------------
 Total from investment
  operations                       0.19      0.04      0.98      1.52      0.96
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.73)    (0.67)    (0.84)    (0.79)    (0.79)
 Distributions from realized
  capital gains                   (0.05)    (0.14)    (0.18)        -         -
                             --------------------------------------------------
 Total distributions              (0.78)    (0.81)    (1.02)    (0.79)    (0.79)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $8.40     $8.99     $9.76     $9.80     $9.07
--------------------------------------------------------------------------------
Total Return                      2.10%     0.22%    10.57%    17.35%    11.43%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $8,997   $15,296   $15,924   $13,382   $10,041
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets              1.50%     1.50%     1.50%     1.50%     1.07%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                      8.21%     7.02%     7.25%     8.28%     9.08%
--------------------------------------------------------------------------------
 Portfolio turnover rate           119%      162%      193%       68%      180%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                         1.67%     1.56%     1.61%     1.65%     1.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Strategic Income Fund
                             --------------------------------------------------
                                                Class B
                             --------------------------------------------------
                                Year       Year      Year      Year      Year
                               Ended      Ended     Ended     Ended     Ended
                             10/31/99 *  10/31/98  10/31/97  10/31/96  10/31/95
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                        $8.99     $9.76     $9.80     $9.07     $8.90
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                    0.66      0.61      0.64      0.73      0.73
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.52)    (0.63)     0.28      0.73      0.17
                             --------------------------------------------------
 Total from investment
  operations                       0.14     (0.02)     0.92      1.46      0.90
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.67)    (0.61)    (0.78)    (0.73)    (0.73)
 Distributions from realized
  capital gains                   (0.05)    (0.14)    (0.18)        -         -
                             --------------------------------------------------
 Total distributions              (0.72)    (0.75)    (0.96)    (0.73)    (0.73)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $8.41     $8.99     $9.76     $9.80     $9.07
--------------------------------------------------------------------------------
Total Return                      1.56%    (0.43%)    9.86%    16.59%    10.72%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $21,340   $29,210   $34,590   $30,890   $20,672
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets              2.15%     2.15%     2.15%     2.15%     1.95%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                      7.58%     6.39%     6.60%     7.63%     8.10%
--------------------------------------------------------------------------------
 Portfolio turnover rate           119%      162%      193%       68%      180%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                         2.32%     2.21%     2.23%     2.27%     2.38%
--------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                         Strategic Income Fund
                             --------------------------------------------------
                                                Class C
                             --------------------------------------------------
                                Year       Year      Year      Year      Year
                               Ended      Ended     Ended     Ended     Ended
                             10/31/99 *  10/31/98  10/31/97  10/31/96  10/31/95
--------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                        $8.99     $9.76     $9.80     $9.07     $8.90
--------------------------------------------------------------------------------
Investment Operations:
 Net investment
  income/(loss)                    0.66      0.61      0.64      0.73      0.73
 Net realized and unrealized
  gain/(loss) on investments
  and foreign currency            (0.52)    (0.63)     0.28      0.73      0.17
                             --------------------------------------------------
 Total from investment
  operations                       0.14     (0.02)     0.92      1.46      0.90
                             --------------------------------------------------
Distributions
 Dividends from net
  investment income               (0.67)    (0.61)    (0.78)    (0.73)    (0.73)
 Distributions from realized
  capital gains                   (0.05)    (0.14)    (0.18)        -         -
                             --------------------------------------------------
 Total distributions              (0.72)    (0.75)    (0.96)    (0.73)    (0.73)
--------------------------------------------------------------------------------
Net Asset Value, End of
 Period                           $8.41     $8.99     $9.76     $9.80     $9.07
--------------------------------------------------------------------------------
Total Return                      1.56%    (0.43%)    9.86%    16.59%    10.72%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                       $20,749   $33,537   $32,683   $22,783   $14,273
--------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets              2.15%     2.15%     2.15%     2.15%     1.95%
--------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                      7.57%     6.37%     6.60%     7.63%     8.25%
--------------------------------------------------------------------------------
 Portfolio turnover rate           119%      162%      193%       68%      180%
--------------------------------------------------------------------------------
 Expense ratio before
  expense reimbursement by
  advisor                         2.32%     2.21%     2.24%     2.28%     2.37%
--------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

--------------------------------------------------------------------------------

                                      U.S. Government Securities Fund
                                ------------------------------------------------
                                                  Class A
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.08     $9.94     $9.80     $9.98     $9.45
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.53      0.56      0.59      0.56      0.63
 Net realized and unrealized
  gain/(loss) on investments       (0.48)     0.16      0.13     (0.12)     0.57
                                ------------------------------------------------
 Total from investment
  operations                        0.05      0.72      0.72      0.44      1.20
                                ------------------------------------------------
Distributions
 Dividends from net investment
  income                           (0.58)    (0.58)    (0.58)    (0.56)    (0.67)
 Distributions in excess of
  net investment income                -         -         -     (0.06)        -
                                ------------------------------------------------
 Total distributions               (0.58)    (0.58)    (0.58)    (0.62)    (0.67)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $9.55    $10.08     $9.94     $9.80     $9.98
---------------------------------------------------------------------------------
Total Return                       0.48%     7.41%     7.56%     4.64%    13.15%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $35,379   $49,624   $53,235   $72,774   $81,179
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.25%     1.25%     1.25%     1.25%     1.25%
---------------------------------------------------------------------------------
 Ratio of net investment
  income to average net assets     5.64%     5.65%     6.20%     5.71%     6.54%
---------------------------------------------------------------------------------
 Portfolio turnover rate             63%      116%      364%      477%      469%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         1.46%     1.40%     1.42%     1.41%     1.45%
---------------------------------------------------------------------------------

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                      U.S. Government Securities Fund
                                ------------------------------------------------
                                                  Class B
                                ------------------------------------------------
                                  Year      Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                                10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                           $10.07     $9.94     $9.80     $9.98     $9.45
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income/(loss)       0.47      0.49      0.54      0.50      0.56
 Net realized and unrealized
  gain/(loss) on investments       (0.47)     0.15      0.11     (0.12)     0.58
                                ------------------------------------------------
 Total from investment
  operations                        0.00      0.64      0.65      0.38      1.14
                                ------------------------------------------------
Distributions
 Dividends from net investment
  income                           (0.51)    (0.51)    (0.51)    (0.50)    (0.61)
 Distributions in excess of
  net investment income                -         -         -     (0.06)        -
                                ------------------------------------------------
 Total distributions               (0.51)    (0.51)    (0.51)    (0.56)    (0.61)
---------------------------------------------------------------------------------
Net Asset Value, End of Period     $9.56    $10.07     $9.94     $9.80     $9.98
---------------------------------------------------------------------------------
Total Return                       0.01%     6.60%     6.84%     3.97%    12.45%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                        $12,033   $17,850   $16,659   $19,444   $13,993
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               1.90%     1.90%     1.90%     1.90%     1.90%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average net
  assets                           5.00%     4.99%     5.55%     5.06%     5.53%
---------------------------------------------------------------------------------
 Portfolio turnover rate             63%      116%      364%      477%      469%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         2.11%     2.05%     2.09%     2.06%     2.28%
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             Money Market Fund
                               -------------------------------------------------
                                                  Class B
                               -------------------------------------------------
                                 Year       Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                               10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income              0.04      0.05      0.05      0.05      0.05
Distributions
 Dividends from net
  investment income                (0.04)    (0.05)    (0.05)    (0.05)    (0.05)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Total Return                       4.56%     5.18%     5.13%     5.16%     5.60%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $4,551    $5,919    $3,332    $3,062    $1,564
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               0.50%     0.50%     0.50%     0.50%     0.50%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       4.47%     5.02%     5.02%     5.02%     5.52%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         0.99%     0.98%     1.05%     1.18%     1.41%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                             Money Market Fund
                               -------------------------------------------------
                                                  Class C
                               -------------------------------------------------
                                 Year       Year      Year      Year      Year
                                 Ended     Ended     Ended     Ended     Ended
                               10/31/99*  10/31/98  10/31/97  10/31/96  10/31/95
---------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Investment Operations:
 Net investment income              0.04      0.05      0.05      0.05      0.05
Distributions
 Dividends from net
  investment income                (0.04)    (0.05)    (0.05)    (0.05)    (0.05)
---------------------------------------------------------------------------------
Net Asset Value, End of
 Period                            $1.00     $1.00     $1.00     $1.00     $1.00
---------------------------------------------------------------------------------
Total Return                       4.56%     5.18%     5.13%     5.16%     5.60%
---------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------
 Net assets, end of period
  (000's)                         $8,644    $8,237    $7,539    $9,840    $9,394
---------------------------------------------------------------------------------
 Ratio of total expenses to
  average net assets               0.50%     0.50%     0.50%     0.50%     0.50%
---------------------------------------------------------------------------------
 Ratio of net investment
  income (loss) to average
  net assets                       4.48%     5.05%     5.01%     5.02%     5.46%
---------------------------------------------------------------------------------
 Expense ratio before expense
  reimbursement by advisor         1.01%     0.94%     1.00%     0.98%     0.95%
---------------------------------------------------------------------------------

* Net investment income per share has been calculated using the average share method

--------------------------------------------------------------------------------

                                                  Municipal Money Market Fund
                                                 -------------------------------
                                                 Class A   Class B
                                                 --------  --------
                                                   Year      Year
                                                  Ended     Ended
                                                 10/31/99  10/31/99
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $1.00     $1.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                        0.02      0.01
 Net realized and unrealized gain/(loss) on
  securities                                            -         -
                                                 ------------------
 Total income (loss) from investment operations      0.02      0.01
                                                 ------------------
Distributions
 Dividends from net investment income               (0.02)    (0.01)
 Distributions from net realized gain (loss) on
  securities                                            -         -
                                                 ------------------
 Total distributions                                (0.02)    (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                      $1.00     $1.00
--------------------------------------------------------------------------------
Total Return                                        2.18%     1.42%
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets            1.05%     1.80%
--------------------------------------------------------------------------------
 Ratio of expenses to average net assets before
  expense reductions                                1.89%     2.69%
--------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
  average net assets                                2.18%     1.42%
--------------------------------------------------------------------------------
 Portfolio turnover rate                              N/A       N/A
--------------------------------------------------------------------------------
 Number of shares outstanding at end of period
  (000's)                                           3,651     2,841
--------------------------------------------------------------------------------
 Net assets, end of period (000's)                 $3,651    $2,841
--------------------------------------------------------------------------------

-------

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

Class A Shares
Class B Shares
Class C Shares

U.S. Equity Funds                                Balanced Funds
Growth & Income Fund                             Balanced Fund
Large Cap Growth Fund                            LifeStyle Funds
Mid Cap Growth Fund                              Aggressive Growth LifeStyle Fund
Mid Cap Value Fund                               Conservative Growth LifeStyle Fund
Science & Technology Fund                        Moderate Growth LifeStyle Fund
Small Cap Growth Fund                            Income Funds
Small Cap Index Fund                             Core Bond Fund
Socially Responsible Fund                        High Yield Bond Fund
Stock Index Fund                                 Municipal Bond Fund
International/Global Equity Funds                Strategic Income Fund
Global Equity Fund                               U.S. Government Securities Fund
International Equity Fund                        Money Market Funds
International Small Cap Fund                     Money Market Fund
                                                 Municipal Money Market Fund

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge.
To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA  02210

By Mail or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-800-SEC-0330

Online at the SEC's Internet Site Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

File No. 811-5797
0700:90201
NAF 12694

North American Funds

Prospectus 2000
Institutional Class I Shares

U.S. Equity Funds                                  Balanced Funds
Growth & Income Fund                               Balanced Fund
Large Cap Growth Fund                              LifeStyle Funds
Mid Cap Growth Fund                                Aggressive Growth LifeStyle Fund
Mid Cap Value Fund                                 Conservative Growth LifeStyle Fund
Science & Technology Fund                          Moderate Growth LifeStyle Fund
Small Cap Growth Fund                              Income Funds
Small Cap Index Fund                               Core Bond Fund
Socially Responsible Fund                          High Yield Bond Fund
Stock Index Fund                                   Strategic Income Fund
International/Global Equity Funds                  U.S. Government Securities Fund
Global Equity Fund                                 Money Market Funds
International Equity Fund                          Money Market Fund
International Small Cap Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

July 7, 2000

                                                AMERICAN GENERAL FINANCIAL GROUP

Table of Contents
Organization of Information

This Prospectus includes information about 21 different Funds.
    .Section I includes a summary of each Fund.
    .Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    .Section III includes information about how to invest and manage your North American Funds account.

Section I: Summaries of the Funds............. Page  1
   .Investment Objective
   .Principal Investment Strategies
   .Main Investing Risks
   .Investment Performance
   .Description of Main Risks
    North American Funds
   U.S. Equity Funds
   Growth & Income Fund                        Page  2
   Large Cap Growth Fund                       Page  3
   Mid Cap Growth Fund                         Page  4
   Mid Cap Value Fund                          Page  5
   Science & Technology Fund                   Page  6
   Small Cap Growth Fund                       Page  8
   Small Cap Index Fund                        Page  9
   Socially Responsible Fund                   Page 11
   Stock Index Fund                            Page 13
   International/Global Equity Funds
   Global Equity Fund                          Page 15
   International Equity Fund                   Page 16
   International Small Cap Fund                Page 17
   Balanced Funds
   Balanced Fund                               Page 18
   Lifestyle Funds
   Aggressive Growth LifeStyle Fund            Page 19
   Conservative Growth LifeStyle Fund          Page 21
   Moderate Growth LifeStyle Fund              Page 23
   Income Funds
   Core Bond Fund                              Page 25
   High Yield Bond Fund                        Page 26
   Strategic Income Fund                       Page 27
   U.S. Government Securities Fund             Page 28
   Money Market Funds
   Money Market Fund                           Page 29
Section II: Other Information about Each       Page 33
Fund..........................................
   .Fees and Expenses
   .More Information About Investment
   Strategies
   .Other Risks of Investing
   .Fund Management
Section III: Investing in the Funds........... Page 53

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, taxes and account privileges.
Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 23 separate investment portfolios, or "Funds." Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Institutional Class I shares for 21 of the Funds.

The summaries on the next 28 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 30.

Below the Funds' descriptions are a bar chart and a table.

The bar chart shows how the investment returns of one class of each Fund's shares have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. In certain cases, the class shown in the bar chart (either Class A shares or Class C shares, depending on the Fund) is not offered by this Prospectus, but the performance would have been substantially similar for Institutional Class I shares of the same fund, differing only to the extent that the classes have different expenses. The bar chart does not reflect sales charges; if it did, performance would be less than shown.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) compared to returns of a broad-based securities market index. Like the bar chart, in certain cases the Average Annual Total Return Table shows performance information for either Class A shares or Class C shares, depending on the Fund, neither of which are offered by this Prospectus. Where applicable, the table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class C shares.

A Fund's bar chart and Average Annual Total Return Table provide indications of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future performance and that-as with any investment, it is possible to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.


------

Growth & Income Fund
Investment Goal and Strategies

The investment objective of the Growth & Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Welling-ton Management Company, LLP ("Wellington Management"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers that Wellington Management believes are of high quality. High quality companies are companies that Wellington Management believes have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry. The Fund will typically invest in divi-dend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.

To select stocks for the Fund, Wellington Management assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of fundamental value. Wel-lington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each com-pany is located.

Main Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with value stocks and the risk that the stocks the Fund buys may stop paying dividends) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.



                                    [GRAPH]
Calendar Year Total Returns for C shares
Annual Total Returns
                                 '91       0%
                                 '92    8.29%
                                 '93    9.20%
                                 '94    2.11%
                                 '95   26.78%
                                 '96   20.90%
                                 '97   31.64%
                                 '98   25.39%
                                 '99   16.74%
Best quarter: quarter ended 12/31/98 20.07%
Worst quarter: quarter ended 9/30/98 -9.81%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                           Past One Year     Past Five Years     Life of Fund
                                                                 (since 5/1/91)
-------------------------------------------------------------------------------
 Class C                   15.74%            24.18%              17.17%
-------------------------------------------------------------------------------
 Institutional Class I     16.74%            24.18%              17.17%
-------------------------------------------------------------------------------
 S&P 500
 IndexTM                   21.04%            28.54%              19.80%

--------------------------------------------------------------------------------


                                                                         ------

Large Cap Growth Fund
Investment Goal and Strategies

The investment objective of the Large Cap Growth Fund is to seek long-term cap-ital growth. To achieve this goal, Founders Asset Management LLC ("Founders"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in the common stocks of well-established, high-quality growth companies whose earnings are expected by Founders to increase faster than the market average. High qual-ity companies are companies that Founders believe have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry.

The Fund may invest in other types of equity securities, such as preferred stocks and convertible securities, that offer opportunities for capital appre-ciation. The Fund may also invest in high-quality bonds. The Fund may invest up to 100% of its total assets in American Depositary Receipts "ADRs" and up to 30% of its total assets in foreign securities (other than ADRs). The Fund may not invest more than 25% of its total assets in any one foreign country.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with growth stocks)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                         Past One Year Life of Fund
                                       (since 3/4/96)
-----------------------------------------------------
 Class A                 30.42%        24.39%
-----------------------------------------------------
 Institutional Class I   38.37%        26.33%
-----------------------------------------------------
 S&P 500
 IndexTM                 21.04%        26.26%

--------------------------------------------------------------------------------

------

Mid Cap Growth Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Growth Fund is to seek long term capi-tal appreciation. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests primarily in common stocks of mid-sized companies--those with market capitalizations ranging from approximately $2 billion to $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio will be invested in securities of established com-panies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio will be invested in securities of com-panies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the subadviser believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and mon-etary conditions. Consequently, the Fund's investments will usually be bought and sold frequently, which may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.
                                    [GRAPH]
Calendar Year Total Returns for A shares
Annual Total Return
                                 '91       0%
                                 '92       0%
                                 '93       0%
                                 '94       0%
                                 '95       0%
                                 '96       0%
                                 '97   15.89%
                                 '98   29.65%
                                 '99   32.20%
Best quarter: quarter ended 12/31/99 30.15%
Worst quarter: quarter ended 9/30/98 -16.39%

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                         Past One Year Life of Fund
                                       (since 3/4/96)
-----------------------------------------------------
 Class A                 24.60%        19.33%
-----------------------------------------------------
 Institutional Class I   32.20%        21.10%
-----------------------------------------------------
 S&P MidCap              14.72%        20.64%
 400 IndexTM
-----------------------------------------------------
 Russell 2000 IndexTM    21.26%        13.70%

--------------------------------------------------------------------------------


                                                                         ------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell Midcap(TM) Index. As of December 31, 1999, the largest company included in the Russell Midcap(TM) Index had an approximate market capitalization of $36.84 billion, while the average market capitaliza-tion was approximately $4.4 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow that it will be able to experience significant improvement in performance by investing in IPOs. The Fund will be actively traded, which will be reflected in its portfolio turnover rate. The Fund's active trading strategy may cause the Fund to incur higher trading costs and/or have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks of investing in IPOs) .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by NBM.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                Past One Year Life of Fund
                                              (since 11/2/98)
-------------------------------------------------------------
 Institutional Class I          23.80%        28.00%
-------------------------------------------------------------
 Russell Midcap Value IndexTM   (0.11)%       5.57%
-------------------------------------------------------------

------
5

Science & Technology Fund
Investment Goal and Strategies


The objective of the Science & Technology Fund is long-term growth of capital.

The Fund's subadvisor, T. Rowe Price Associates, Inc. ("T. Rowe Price"), pur-sues this objective by investing at least 65% of the Fund's total assets in the common stocks and equity-related securities of companies that are expected to benefit from scientific breakthroughs and advancements in technology. Some of the industries that are likely to be included in the portfolio are:

 .Chemicals and synthetic materials, including pharmaceuticals

 .Computers, including hardware and software

 .Defense and aerospace

 .E-Commerce

 .Electronics, including hardware, software and components

 .Media and information services

 .Telecommunications

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technolo-gy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may invest up to 25% in other equity-related securities of science and technology companies, including convertible debt securities and convertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions. The Fund may invest in derivatives.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Science & Technology Company Risk (the risk that the prices of securities of science and technology companies will be particularly volatile)

                                                                         ------

Prior Performance of Similar Accounts

The Fund commenced operations on July 7, 2000, when a corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") was reorganized into the Fund. The performance information shown below is for the AGSPC1 Sci-ence & Technology Fund and the T. Rowe Price Science & Technology Fund, and not that of the Fund, or the AGSPC2 Fund, which had not completed a full year of operations on July 7, 2000.
The Fund's investment objective, policies, and strategies are substantially similar to those employed by T. Rowe Price Associates, Inc. for the AGSPC (1) Science & Technology Fund, and for the T. Rowe Price Science & Technology Fund. These are the only substantially similar funds for which T. Rowe Price is the investment advisor or subadvisor.

The AGSPC 1 Science & Technology Fund is sold as an annuity only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Cor-poration ("VALIC") and its affiliates or employee thrift plans maintained by VALIC or American General Corporation. The returns shown reflect investment management fees and other Fund expenses, and do not reflect any charges included in the annuity contract or variable life insurance policy for mortal-ity and expenses guarantees, administrative fees or surrender charges. The T. Rowe Price Science & Technology Fund is sold to the general public.

Investments made by the Fund, may not be the same as those made by the AGSPC 1 Science & Technology Fund or the T. Rowe Price Science & Technology Fund. Each of the funds will have different performance results, due to factors such as the cash flow in and out, different fees and expenses, and diversity in portfo-lio size and positions. Past performance shown below is no guarantee of similar future performance for the Fund.

The bar charts show the annual returns and performance for each full calendar year since inception of the AGSPC 1 Science & Technology Fund, and for the past ten years for the T. Rowe Price Science & Technology Fund, assuming reinvest-ment of dividends and distributions.
                                    [GRAPH]

Annual Total Return

                             '91               0%
                             '92               0%
                             '93               0%
                             '94               0%
                             '95           61.66%
                             '96           13.81%
                             '97            2.61%
                             '98           42.13%
                             '99          100.95%

AGSPCI Science & Technology Fund

Best quarter: quarter ended 6/30/99 48.04%
Worst quarter: quarter ended 9/30/99 -17.28%

                                    [GRAPH]

Annual Total Return

                             '90               0%
                             '91           60.17%
                             '92           18.76%
                             '93           24.25%
                             '94           15.79%
                             '95           55.53%
                             '96           14.23%
                             '97            1.71%
                             '98           42.35%
                             '99          100.99%

T. Rowe Price Science & Technology Fund

Best quarter: quarter ended 6/30/99 47.89%
Worst quarter: quarter ended 9/30/99 -29.53%

--------------------------------------------------------------------------------

                   1 Year  5 Years 10 Years Since inception
------------------------------------------------------------
 AGSPC 1 Science
  & Technology     100.95% 40.07%  N/A      40.13% (4/29/94)
------------------------------------------------------------
 T. Rowe Price
  Science &
  Technology Fund  100.99% 38.90%  30.16%   38.73% (9/30/87)
------------------------------------------------------------
 S&P 500 Index      21.04% 28.56%  18.21%    --

--------------------------------------------------------------------------------

------

Small Cap Growth Fund
Investment Goal and Strategies

The investment objective of the Small Cap Growth Fund is maximum capital appreciation. Credit Suisse Asset Management, LLC ("CSAM"), the Fund's subadvisor, pursues this objective by investing primarily in equity securities of U.S. companies. The focus of the Fund is emerging growth companies, which often are small or medium-size companies (those with market capitalizations of $250 million to $4 billion, with growth characteristics such as positive earn-ings and potential for accelerated growth.

The Fund may also invest in high-quality bonds, and, to a certain extent, in foreign securities.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very sig-nificantly by the change in value of a single security.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with investing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign investments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regu-lar basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of securities increases investment risks)

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.



                                    [GRAPH]
Calendar Year Total Returns for A shares
Annual Total Return


                              '91              0%
                              '92              0%
                              '93              0%
                              '94              0%
                              '95              0%
                              '96              0%
                              '97              0%
                              '98              0%
                              '99          73.13%

Best quarter: quarter ended 12/31/99 45.94%
Worst quarter: quarter ended 9/30/99 -22.58%

-------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                           Past One Year Life of Fund
                                         (since 1/6/98)
-------------------------------------------------------
 Class A                   63.18%        28.58%
-------------------------------------------------------
 Institutional Class I     73.13%        32.17%
-------------------------------------------------------
 Russell 2000 Growth(TM)   43.09%        20.35%

-------------------------------------------------------------------------------


                                                                         ------

Small Cap Index Fund
Investment Goal and Strategies

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objec-tive, investment strategies and policies as does the Fund, and was managed by the same portfolio managers. For periods prior to the inception of Institu-tional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                          Past      Life of Fund
                           One Year (since 11/2/98)
---------------------------------------------------
 Class A                  11.54%    19.06%
---------------------------------------------------
 Institutional Class I    18.35%    25.30%
---------------------------------------------------
 Russell 2000 Index(TM)   21.26%    29.65%

--------------------------------------------------------------------------------
The Small Cap Index Fund seeks to provide investment results that are similar to the total return of the Russell 2000(R) Index (the "Index"). American Gen-eral Investment Management, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is a sub-index of the Russell 3000(R) Index, which follows the 3,000 largest U.S. companies based on total market capitaliza tion. The Index mea-sures the per formance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents about 8% of the total market capitalization of the Rus-sell 3000(R) Index. The average market capitalization in the Index was $650 million as of December 31, 1999. As of the same date, the largest company in the Index had a market capitalization of nearly $13.04 billion.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.
Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally) (including the risks associated with investing in smaller companies)

------

Small Cap Index Fund
Investment Goal and Strategies

 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the subadvisor of a Fund may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying index)

                                                                        -------

Socially Responsible Fund
Investment Goal and Strategies

The bar chart and table provide an indication of risk by showing the variabil-ity of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                        Life of Fund
                          Past One Year (since 11/2/98)
-------------------------------------------------------
 Institiutional Class I   18.55%        26.16%
-------------------------------------------------------
 S&P 500 IndexTM          21.04%        29.87%

--------------------------------------------------------------------------------
The investment objective of the Socially Responsible Fund is to seek to obtain growth of capital.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 80% of the Fund's total assets in the equity securities of companies meeting social criteria estab-lished for the Fund. To find out which companies meet the Fund's social crite-ria, AGIM relies on industry classifications and research services such as the Investor Responsibility Research Center ("IRRC").

The Fund does not invest in companies that are significantly engaged in:

 .the production of nuclear energy;

 .the manufacture of weapons or delivery systems;

 .the manufacture of alcoholic beverages or tobacco products;

 .the operation of gambling casinos; or

 .business practices or the production of products that significantly pollute the environment.

Up to 20% of the Fund's total assets may be invested in high quality money mar-ket securities and warrants, or in other types of equity securities of compa-nies meeting social criteria, including American Depositary Receipts ("ADRs"), foreign securities, preferred stock, and convertible securities. The Fund may invest in derivatives.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)

-------

Socially Responsible Fund
Investment Goal and Strategies

 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Social Criteria Risk (the risk that the securities of companies meeting the Fund's criteria will underperform the market generally)

                                                                        -------

Stock Index Fund
Investment Goal and Strategies

The Stock Index Fund seeks to provide investment results that are similar to the total return of the S&P 500 Index (the "Index"). American General Invest-ment Management, L.P. ("AGIM") acts as the subadvisor to the Fund.

The Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation. The Index approximates the general distribution of indus-tries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed monthly by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Interest Rate Risk (the risk that the value of the Fund's debt The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSP2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfo-lio managers. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the perfor-mance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                         Past One Year Life of Fund
                                       (since 11/2/98)
------------------------------------------------------
 Class A                 13.46%        22.15%
------------------------------------------------------
 Institutional Class I   20.39%        28.55%
------------------------------------------------------
 S&P 500 Index(TM)       21.04%        29.87%

--------------------------------------------------------------------------------

-------
13

Stock Index Fund
Investment Goal and Strategies

securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying Index)

                                                                        -------

Global Equity Fund
Investment Goal and Strategies

The investment objective of the Global Equity Fund is long-term capital appre-ciation. To achieve this objective, Founders Asset Management, LLC ("Found-ers"), the Fund's subadvisor, invests in a globally diversified portfolio of equity securities.

The Fund normally invests at least 65% of total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as the United States, and emphasizes common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ments in growth stocks)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/700), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                         Past      Past        Life of Fund
                          One Year  Five Years (since 11/1/90)
--------------------------------------------------------------
 Class C                  1.33%     9.85%       9.37%
--------------------------------------------------------------
 Institutional Class I    2.33%     9.85%       9.37%
--------------------------------------------------------------
 MSCI WORLD Index(TM)    24.93%    19.76%      14.88%

--------------------------------------------------------------------------------

-------
15

International Equity Fund
Investment Goal and Strategies

The investment objective of the International Equity Fund is to seek long-term capital appreciation. Morgan Stanley Asset Management ("MSAM"), the Fund's subadvisor, pursues this objective by investing primarily in accordance with country and sector weightings determined by MSAM in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSAM seeks to maintain a diversified portfolio of international equity securi-ties based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM capitalizes on the significance of country and sector selection in international equity portfolio returns by over- and underweighting countries based on three factors: (i) valu-ation, (ii) fundamental change, and (iii) market momentum/technicals.

The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives may include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). In particular, the Fund may, but is not required to, buy or sell foreign curren-cies and options and futures contracts on foreign currencies for hedging pur-poses in connection with its foreign investments.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                          Past One Year Life of Fund
                                        (since 1/9/95)
------------------------------------------------------
 Class A                  20.91%        9.55%
------------------------------------------------------
 Institutional Class I    28.29%        10.86%
------------------------------------------------------
 MSCI All Country World   30.91%        12.38%
 EX-US Index(TM)
------------------------------------------------------
 MSCI EAFE Index(TM)      26.96%        12.83%

--------------------------------------------------------------------------------

                                                                        -------

International Small Cap Fund
Investment Goal and Strategies

The investment objective of the International Small Cap Fund is to seek capital appreciation. To achieve this objective, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests primarily in equity securities issued by foreign companies with market capitalization or annual revenue of $1 billion or less.

These companies are located in both established and emerging economies throughout the world. Founders selects securities based on its evaluation of their potential to offer capital appreciation opportunities. Small companies are still in the developing stages of their life cycles and may have limited product lines, markets or financial resources and/or lack management depth.

The Fund may invest in derivatives.

Main Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.



--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                         Past One Year Life of Fund
                                       (since 2/20/96)
------------------------------------------------------
 Class A                 83.27%        23.09%
------------------------------------------------------
 Institutional Class I   94.45%        25.01%
------------------------------------------------------
 MSCI WORLD ex-U.S.      27.93%        13.18%
 Index(TM)

--------------------------------------------------------------------------------

-------

Balanced Fund
Investment Goal and Strategies

The investment objective of the Balanced Fund is current income and capital appreciation. To achieve this goal, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in U.S. and foreign com-mon stocks and approximately 25% of its total assets in investment grade debt securities. The portion of the Fund's portfolio invested in equity securities emphasizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since cur-rent income is a component of total return, INVESCO also considers companies' dividend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class C shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                           Past     Past       Life of Fund
                           One Year Five Years (since 7/10/92)
--------------------------------------------------------------
 Class C                   -4.74%   11.49%      7.74%
--------------------------------------------------------------
 Institutional Class I     -3.78%   11.49%      7.74%
--------------------------------------------------------------
 S&P 500                   21.04%   28.54%     21.24%
 Index(TM)
--------------------------------------------------------------
 Lehman Brothers           -0.83%    7.73%      6.62%
 Aggregate
 Bond Index(TM)

--------------------------------------------------------------------------------

                                                                        -------

Aggressive Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks growth through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment deci-sion that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)

International Equity Securities                  15%-35%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S.
  companies.)

Domestic Equity Securities                       60%-80%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of
  small capitalization companies.)
  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities
  of medium capitalization companies.)
  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities
  of large capitalization companies.)

Bonds                                            5%-15%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income
  securities.)

-------

Aggressive Growth Lifestyle Fund
Investment Goal and Strategies

 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                       Past      Life of Fund
                                        One Year (since 11/2/98)
----------------------------------------------------------------
 Institutional Class I                 28.85%    32.90%
----------------------------------------------------------------
 Aggressive Growth LifeStyle Blended
  Benchmark Index                      18.43%    25.12%
----------------------------------------------------------------
 S&P 500 Index(TM)                     21.04%    29.87%
----------------------------------------------------------------

                                                                        -------

Conservative Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks current income and low to moderate growth of capital through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Aggressive Growth Lifestyle Fund or the Moderate Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

International Equity Securities                        5%-15%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S.
  companies.)

Domestic Equity Securities                             20%-50%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small
  capitalization companies.)
  Underlying Funds:
  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of
  medium capitalization companies.)
  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of
  large capitalization companies.)

Bonds                                                  45%-65%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

-------
21

Conservative Growth Lifestyle Fund
Investment Goal and Strategies

 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSPC2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, and had substantially similar investment strategies and policies as does the Fund, and was also managed by the same portfolio managers.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                         Past One Year Life of Fund
                                                       (since 11/2/98)
----------------------------------------------------------------------
 Institutional Class I                   13.63%        18.01%
----------------------------------------------------------------------
 Conservative Growth LifeStyle Blended
  Benchmark Index                        10.63%        15.27%
----------------------------------------------------------------------
 S&P 500 IndexTM                         21.04%        29.87%

--------------------------------------------------------------------------------

                                                                        -------

Moderate Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management. L.P. ("AGIM"), the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the substantial market risks of the Aggressive Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)

International Equity Securities                  10%-20%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S.
  companies.)

Domestic Equity Securities                       35%-65%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of
  small capitalization companies.)
  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities
  of medium capitalization companies.)
  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities
  of large capitalization companies.)

Bonds                                            25%-45%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income
  securities.)

-------
23

Moderate Growth Lifestyle Fund
Investment Goal and Strategies

 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSP2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was managed by the same portfolio managers.


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                                              Life of Fund
                                               Past One Year (since 11/2/98)
----------------------------------------------------------------------------
 Institutional Class I                            18.69%          23.62%
----------------------------------------------------------------------------
 Moderate Growth LifeStyle Blended Benchmark
  Index                                           13.77%          19.45%
----------------------------------------------------------------------------
 S&P 500 IndexTM                                  21.04%          29.87%

--------------------------------------------------------------------------------

                                                                        -------

Core Bond Fund
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Gov-ernment, mortgage-backed, or asset-backed securities (U.S. Government securi-ties are securities issued or guaranteed by the U.S. Government which are sup-ported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obli-gations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher or comparable investment quality at the time of purchase. AGIM will not be required to dispose of a security if its rating is downgraded, however.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund
                                                 (since 5/1/91)
---------------------------------------------------------------
 Class A           -7.18%        5.79%           6.02%
---------------------------------------------------------------
 Institutional     -2.55%        6.82%           6.62%
  Class I
---------------------------------------------------------------
 100% Lehman       -1.94%        8.16%           7.38%
 Brothers
 Corporate(TM)
---------------------------------------------------------------
 50% Lehman        -2.10%        7.80%           7.61%
 Brothers
 Corporate(TM)
 50% Lehman
 Brothers
 Government(TM)

------------------------------------------

-------

High Yield Bond Fund
Investment Goal and Strategies

The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P or comparable investment quality at the time of purchase. Up to 15% can be rated below Caa3 by Moody's or CCC-by S&P or comparable investment quality at the time of purchase. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securities include common or pre-ferred stocks, warrants, and convertible securities. AGIM is not required to dispose of a bond that is downgraded to below-investment grade.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. Performance information shown for periods prior to July 7, 2000 is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSP2 Fund") that was reorganized into the Fund on July 7, 2000. The AGSPC2 Fund had the same investment objective, investment strategies and policies as does the Fund, and was also subadvised by AGIM.


Calendar Year Total Returns for Institutional Class I shares
Annual Total Return

                                    [GRAPH]
                              '91              0%
                              '92              0%
                              '93              0%
                              '94              0%
                              '95              0%
                              '96              0%
                              '97              0%
                              '98              0%
                              '99           4.21%

Best quarter: quarter ended 3/31/99 3.89%
Worst quarter: quarter ended 9/30/99 -1.51%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                         Past One Year Life of Fund
                                       (since 11/4/98)
------------------------------------------------------
 Institutional Class I   4.21%         4.67%
------------------------------------------------------
 Salomon Smith Barney
 High Yield Market
 Index(TM)               1.74%         5.75%

--------------------------------------------------------------------------------

                                                                        -------

Strategic Income Fund
Investment Goal and Strategies

The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. To achieve this goal, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in a broad range of fixed-income securities, including investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P) of comparable investment quality at the time of purchase, U.S. Government and agency obligations, mortgage- backed securi-ties, and U.S., Canadian, and foreign high-risk, high-yield bonds (rated C or higher by
Moody's and CC or higher by S&P, or comparable unrated securities, commonly known as "junk bonds"). Up to 25% of the Fund's total assets may be invested in foreign emerging market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may invest up to 20% of total assets in equity securities, such as common and preferred stocks, convertible securities, and warrants. The Fund may invest in asset-backed securities, foreign currency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment compa-nies, loan participations, money market securities, mortgage-related securi-ties, real estate securities, repurchase agreements, reverse repurchase agree-ments, dollar rolls, structured securities, swaps, variable amount master demand notes, variable rate demand notes, and when-issued securities.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund
                                                 (Since 11/1/93)
----------------------------------------------------------------
 Class A           -3.45%        7.96%           5.40%
----------------------------------------------------------------
 Institutional      1.36%        9.01%           6.24%
  Class I
----------------------------------------------------------------
 Lehman Brothers   -0.83%        7.73%           5.66%
 Aggregate Bond
 Index(TM)

--------------------------------------------------------------------------------

-------

U.S. Government Securities Fund
Investment Goal and Strategies

The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and main-tenance of liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by emphasizing investments in debt obligations and mortgage-backed securities by such securities and related repurchase agreements).
issued or guaranteed by the U.S. Government or its agencies (including the Gov-ernment National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Associa-tion ("Fannie Mae")), and in derivative investments (such as privately-issued mortgage obligations collateralized by such securities and related repurchase agreements).

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class I shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class I Shares based on the performance of Class A shares, adjusted to reflect that there are no sales charges paid by Institutional Class I shares.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                 Past     Past       Past
                                 One Year Five Years Ten Years
--------------------------------------------------------------
 Class A                         -5.67%   5.25%      6.09%
--------------------------------------------------------------
 Institutional Class I           -0.96%   6.28%      6.59%
--------------------------------------------------------------
 Merrill Lynch 1-10 year          0.55%   6.9%          %
 Government Index(TM)

------------------------------------------

                                                                        -------

Money Market Fund
Investment Goal and Strategies

The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. American Gen-eral Investment Management, L.P. ("AGIM") is, the Fund's subadvisor. The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act, such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. The investments of the Fund may include securities issued or guaran-teed by the U.S. Government (and its agencies or instrumentalities), certifi-cates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion, commercial paper sold by corporations and finance com-panies, corporate debt obligations with remaining maturities of 13 months or less, repurchase agreements, money market instruments of foreign issuers pay-able in U.S. dollars (limited to no more than 20% of the fund's net assets), asset-backed securities, loan participations, adjustable rate securities, Vari-able Rate Demand Notes, illiquid and restricted securities (limited to 10% of the Fund's net assets at all times), and Rule 144A securities. The Fund may invest in investment companies, real estate securities, and reverse repurchase agreements.

Main Risks
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns.




--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

           Past     Past       Past
           One Year Five Years Ten Years
----------------------------------------
  Class A  4.62%    5.12%      4.73%

--------------------------------------------------------------------------------
To obtain the Fund's current 7-day yield, please call 1-800-872-8037.

-------
29

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Because the types of investments a Fund may change over time, the types of risks affecting the Fund may change as well. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.

Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured secu-rities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensi-

                                                                        -------
tive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are not expected to experience significant earnings growth, but that are undervalued, or are inexpensive rela-tive to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very active-ly, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

The risks associated with equity securities are typically higher for equity securities purchased in IPOs. Issuers in IPOs typically have a limited operat-ing history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk
Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significant-ly, from U.S. standards.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.

Non-Diversification Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk.

-------

Social Criteria Risk
This risk applies only to the Socially Responsible Fund. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds hav-ing no such criteria.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

                                                                        -------

Section II:

  Fees and Expenses of the North American Funds--Institutional Class I Shares

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                           Institutional
                                                              Class I
-------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                            None
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption price, whichever is
lower)                                                         None
Annual Fund Operating Expenses (expenses that are deducted
from fund assets)
                                                           Institutional
                                                              Class I
-------------------------------------------------------------------------
Growth & Income Fund
 Management Fees                                               0.67%
 Other Expenses                                                0.56%
  Total Annual Fund Operating Expenses                         1.23%
----------------------------------------------------------------------------
Large Cap Growth Fund
 Management Fees                                               0.90%
 Other Expenses                                                0.82%
  Total Annual Fund Operating Expenses                         1.72%
 Fee Waiver and/or Expense Reimbursement                       0.65%
  Net Expenses/1/                                              1.07%
----------------------------------------------------------------------------
Mid Cap Growth Fund
 Management Fees                                               0.93%
 Other Expenses                                                0.79%
  Total Annual Fund Operating Expenses                         1.72%
 Fee Waiver and/or Expense Reimbursement                       0.34%
  Net Expenses/1/                                              1.38%
----------------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                                               0.90%
 Other Expenses                                                0.85%
  Total Annual Fund Operating Expenses                         1.75%
 Fee Waiver and/or Expense Reimbursement                       0.07%
  Net Expenses/1/                                              1.68%
----------------------------------------------------------------------------

-------

                                         Institutional
Fund                                        Class I
------------------------------------------------------
Science & Technology Fund
 Management Fees                             0.90%
 Other Expenses                              1.25%
  Total Annual Fund Operating Expenses       2.15%
 Fee Waiver and/or Expense Reimbursement     1.15%
  Net Expenses/1/                            1.00%
------------------------------------------------------
Small Cap Growth Fund
 Management Fees                             0.95%
 Other Expenses                              0.84%
  Total Annual Fund Operating Expenses       1.79%
 Fee Waiver and/or Expense Reimbursement     0.67%
  Net Expenses/1/                            1.12%
------------------------------------------------------
Small Cap Index Fund
 Management Fees                             0.28%
 Other Expenses                              1.34%
  Total Annual Fund Operating Expenses       1.62%
 Fee Waiver and/or Expense Reimbursement     0.72%
  Net Expenses/1/                            0.90%
------------------------------------------------------
Socially Responsible Fund
 Management Fees                             0.65%
 Other Expenses                              1.03%
  Total Annual Fund Operating Expenses       1.68%
 Fee Waiver and/or Expense Reimbursement     0.58%
  Net Expenses/1/                            1.10%
------------------------------------------------------
Stock Index Fund
 Management Fees                             0.27%
 Other Expenses                              0.91%
  Total Annual Fund Operating Expenses       1.18%
 Fee Waiver and/or Expense Reimbursement     0.58%
  Net Expenses/1/                            0.60%
------------------------------------------------------
Global Equity Fund
 Management Fees                             0.88%
 Other Expenses                              0.78%
  Total Annual Fund Operating Expenses       1.66%
 Fee Waiver and/or Expense Reimbursement     0.01%
  Net Expenses/1/                            1.65%
------------------------------------------------------

                                                                        -------

                                                      Institutional
Fund                                                     Class I
-------------------------------------------------------------------
International Equity Fund
 Management Fees                                          0.90%
 Other Expenses                                           0.91%
  Total Annual Fund Operating Expenses                    1.81%
 Fee Waiver and/or Expense Reimbursement                  0.41%
  Net Expenses/1/                                         1.40%
-------------------------------------------------------------------
Aggressive Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.25%
  Total Annual Fund Operating Expenses                    0.35%
 Fee Waiver and/or Expense Reimbursement                  0.25%
  Net Expenses/1/                                         0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.37%
-------------------------------------------------------------------
Conservative Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.25%
  Total Annual Fund Operating Expenses                    0.35%
 Fee Waiver and/or Expense Reimbursement                  0.25%
  Net Expenses/1/                                         0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.33%
-------------------------------------------------------------------
Moderate Growth LifeStyle Fund
 Management Fees                                          0.10%
 Other Expenses                                           0.00%
  Total Annual Fund Operating Expenses                    0.35%
 Fee Waiver and/or Expense Reimbursement                  0.25%
  Net Expenses/1/                                         0.10%
 Estimated Total Annual Combined Indirect Expenses/2/     1.35%
-------------------------------------------------------------------
Core Bond Fund
 Management Fees                                          0.60%
 Other Expenses                                           0.69%
  Total Annual Fund Operating Expenses                    1.29%
 Fee Waiver and/or Expense Reimbursement                  0.09%
  Net Expenses/1/                                         1.20%
-------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                          0.83%
 Other Expenses                                           0.80%
  Total Annual Fund Operating Expenses                    1.63%
 Fee Waiver and/or Expense Reimbursement                  0.25%
  Net Expenses/1/                                         1.45%
-------------------------------------------------------------------
Strategic Income Fund
 Management Fees                                          0.75%
 Other Expenses                                           0.75%
  Total Annual Fund Operating Expenses                    1.50%
 Fee Waiver and/or Expense Reimbursement                  0.05%
  Net Expenses/1/                                         1.45%
-------------------------------------------------------------------

-------

                                         Institutional
Fund                                        Class I
------------------------------------------------------
U.S. Government Securities Fund
 Management Fees                             0.60%
 Other Expenses                              0.69%
  Total Annual Fund Operating Expenses       1.29%
 Fee Waiver and/or Expense Reimbursement     0.14%
  Net Expenses/1/                            1.15%
------------------------------------------------------
Money Market Fund
 Management Fees                             0.20%
 Other Expenses                              0.97%
  Total Annual Fund Operating Expenses       1.17%
 Fee Waiver and/or Expense Reimbursement     0.47%
  Net Expenses/1/                            0.70%
------------------------------------------------------

1 Reflects AGAM's contractual obligation to waive and to the extent necessary reimburse certain fees and expenses of the Fund through February 28, 2001.
2 These estimates are based upon the Funds' Expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the current prospectus for such shares. The estimates assume the following con-stant allocation by the Funds of their assets among the Underlying Funds:

                       Aggressive Growth Moderate Growth Conservative Growth
                        Lifestyle Fund   Lifestyle Fund    Lifestyle Fund
International Equity          25%              15%                8%
Fund
Small Cap Growth Fund         20%              13%                8%
Mid Cap Value Fund            10%               9%                6%
Mid Cap Growth Fund            5%               3%                2%
Large Cap Growth Fund         20%              15%               13%
Growth & Income Fund          10%              15%               13%
Core Bond Fund                10%              30%               50%
High Yield Bond Fund           0%               0%                0%

The Funds' actual expense may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses. The Net expense and Total Annual Operating Expenses shown above with respect to the LifeStyle Funds and used to calculate the 1 year and 3, 5 and 10 years examples, respectively, shown on the following pages with respect to such Funds.

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.


                                                                        -------

The examples assume that you:

  . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                                1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
Growth & Income Fund
 Institutional Class I Shares        $131   $409   $  708   $1,556
-------------------------------------------------------------------
Large Cap Growth Fund
 Institutional Class I Shares         175    542      933    2,030
-------------------------------------------------------------------
Mid Cap Growth Fund
 Institutional Class I Shares         175    542      933    2,030
-------------------------------------------------------------------
Mid Cap Value Fund
 Institutional Class I Shares         178    551      949    2,062
-------------------------------------------------------------------
Science & Technology
 Institutional Class I Shares         218    673    1,154    2,483
-------------------------------------------------------------------
Socially Responsible Fund
 Institutional Class I Shares         171    530      913    1,987
-------------------------------------------------------------------
Small Cap Growth Fund
 Institutional Class I Shares         182    563      970    2,105
-------------------------------------------------------------------
Small Cap Index Fund
 Institutional Class I Shares          92    440      813    1,855
-------------------------------------------------------------------
Stock Index Fund
 Institutional Class I Shares         120    375      649    1,432
-------------------------------------------------------------------
Global Equity Fund
 Institutional Class I Shares         169    523      902    1,965
-------------------------------------------------------------------
International Equity Fund
 Institutional Class I Shares         184    569      933    2,127
-------------------------------------------------------------------
International Small Cap Fund
 Institutional Class I Shares         210    649    1,114    2,400
-------------------------------------------------------------------
Balanced Fund
 Institutional Class I Shares         146    452      782    1,713
-------------------------------------------------------------------
Aggressive Growth Lifestyle Fund
 Institutional Class I Shares          10     87      171      417
-------------------------------------------------------------------
Conservative Growth Lifestyle Fund
 Institutional Class I Shares          10     87      171      417
-------------------------------------------------------------------
Moderate Growth Lifestyle Fund
 Institutional Class I Shares          10     87      171      417
-------------------------------------------------------------------
Core Bond Fund
 Institutional Class I Shares         131    409      708    1,556
-------------------------------------------------------------------
High Yield Bond Fund
 Institutional Class I Shares         166    514      887    1,933
-------------------------------------------------------------------
Strategic Income Fund
 Institutional Class I Shares         153    474      818    1,791
-------------------------------------------------------------------
U.S. Government Securities Fund
 Institutional Class I Shares         131    409      708    1,556
-------------------------------------------------------------------
Money Market fund
 Institutional Class I Shares         119    372      644    1,420
-------------------------------------------------------------------

-------

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its invest-ment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objectives of the following Funds cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund: Growth & Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Global Equity Fund, International Equity Fund, international Small Cap, Balanced Fund, Core Bond Fund, Strategic Income Fund, U.S. Government Securities Fund and Money Market Fund. The Investment objectives of the other Funds may be changed by the Trustees. Except as noted for certain investment restrictions, the strategies a Fund uses to achieve its investment objective also may be changed by the Trust-ees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This section provides additional information about the Funds, and should be read in conjunction with the Fund Summaries.

Growth & Income Fund
Wellington Management seeks to achieve the Fund's objective by investing pri-marily in a diversified portfolio of common stocks of U.S. issuers which Wel-lington Management believes are of high quality. Wellington Management believes that high quality companies are evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equi-ty, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily dividend paying stocks of larger companies. The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, including convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in mar-ketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Manage-ment's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

The Fund may invest in derivatives.

Large Cap Growth Fund
At least 65% of the Fund's total assets will be invested in common stocks of well-established, high-quality growth companies. The Fund may also invest in convertible securities, preferred stocks, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Although these securities may produce current income, income will not be a substantial factor in selecting these securities.

The Fund may invest in investment grade bonds, debentures and corporate obliga-tions rated at the time of purchase of Baa or higher by Moody's or BBB or higher by S&P or comparable quality at the time of purchase. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P or comparable quality at the time of purchase) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securi-ties and preferred stocks if Founders

                                                                        -------
believes that they are equivalent in quality to the rated securities the Fund may buy.

The Fund will never have more than 5% of its total assets invested in unrated or below-investment-grade fixed income securities, with the exception of pre-ferred stocks. If the Fund holds securities that are downgraded after they are purchased, the Fund does not have to sell them unless the Fund assets in unrated and below investment-grade securities reaches 5% of total assets.

The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write options on securi-ties and on indices, and may invest in Rule 144A securities.

Mid Cap Growth Fund
The Fund invests in equity securities, including common and preferred stocks, and securities that can be converted into or exchanged for equity securities, including warrants and rights. The Fund will typically invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

To give the Fund the flexibility to take advantage of new opportunities that can help to meet the Fund's investment objectives, the Fund can invest up to 15% of its net assets in money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.

The Fund may invest up to 20% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securi-ties limitation.

The Fund may invest in derivatives.

Mid Cap Value Fund
Although primarily investing in equity securities of mid cap companies using a value-oriented approach, the Fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing NAV price movements. In using certain derivatives to gain stock mar-ket exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and exchange rates fluctuate.

When the Fund anticipates adverse market, economic, political or other condi-tions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the Fund avoid losses but may also mean lost opportunities.

Science & Technology Fund
At least 65% of the Fund's total assets will be invested in common stocks. Other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Fund's objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Since this Fund is focused on the science and technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Companies in the rapidly changing fields of science and technology often face unusually high price vola-tility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines.

The level of risk will rise to the extent that the Fund has significant expo-sure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investment in futures and options, if any, are subject to additional volatility and potential losses.

-------

As with any mutual fund, there can be no guarantee the Fund will achieve its objectives.

Small Cap Growth Fund
The Fund will usually invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies beyond their start-up phase showing positive earnings or the potential for accelerated earnings growth.

Although the Fund will typically invest in smaller companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies gen-erally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "special situation" companies. These companies may be involved in acquisitions or con-solidations, reorganization, recapitalization, mergers, liquidation, or distri-bution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favorably, would improve the value of the company's stock, or a change in corporate con-trol.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 20% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified , although its port-folio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital apprecia-tion when interest rates are expected to decline. The success of such a strat-egy is dependent upon the manager's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by the manager to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rated, or is rated below the Fund's minimum allowed rating, the manager factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earn-ings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund may invest in derivatives.

Small Cap Index Fund
The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the Russell 2000 Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling technique known as "op-timization". This process selects stocks for the Fund so that various industry weightings, market capital-

                                                                        -------
izations and fundamental characteristics (e.g., price-to-book, price-to-earn-ings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as whole.

Socially Responsible Fund
The manager of the Fund determines whether a company "significantly" engages in prohibited activities by screening the Fund's investable universe against a proprietary database of stocks. Companies in the database generating more than 5% of revenues from any violating activity are not purchased by the Fund.

In addition to this database, the manager uses various other resources to screen out companies whose operations appear to violate the social criteria.

At least once a year, the Investor Responsibility Research Center ("IRRC") sur-veys state laws to see if there are any new or revised state laws that govern or affect the investment of public funds. If the survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to the Fund's social criteria list.

The manager of the Fund determines whether a company "significantly pollutes the environment" by screening the Fund's investable universe against a list of the top 75 global emitters. Emissions data is collected from various sources including, but not limited to, government agencies and company filings. In addition to this list, the manager uses various publications to screen out com-panies whose operations appear to violate the social criteria.

Stock Index Fund
The Fund's subadvisor pursues the Fund's objective by investing in companies that are listed in the S&P 500 Index (the "Index"), except for a small portion in cash, to be available for redemptions. Since it may not be possible to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index will be selected utilizing a statistical sampling technique known as "optimiza-tion". This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as whole.

Global Equity Fund
The Fund invests primarily in equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

The Fund may also invest in money market instruments. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. Pri-vately traded securities may have additional liquidity risks. The Fund may also engage in forward foreign currency transactions and purchase when-issued or delayed delivery securities.

International Equity Fund
MSAM's Active International Allocation team analyzes both the global economic environment and the economies of the industrialized countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. MSAM views each country and sector as unique investment opportunities and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and currency outlook. After determining to invest in a country or sector, MSAM establishes overweight, underweight or neutral positions relative to the broad market index for that country or sector. Within the countries or sectors selected for investment, MSAM purchases optimized baskets of equity securities designed to track the local market index. The Fund does not invest in securities of U.S. issuers. MSAM

-------
41
considers an issuer to be from a particular country if: (i) its principal securities trading market is in that country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, and has a principal office in, that country.

The Fund will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Fund, if MSAM is not successful in employing them, the Fund's performance may be worse than if it did not make such investments.

The Fund may invest in emerging market countries and, with regard to such investments, make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. The characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

International Small Cap Fund
The Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

The Fund may invest a significant portion of its assets in the securities of small companies. The securities of small companies may have limited marketabil-ity and may experience more abrupt or erratic movements in price than securi-ties of larger companies or the market averages in general. Because of this, the net asset value of the International Small Cap Fund may fluctuate more widely than popular market averages.

The Fund may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation.

The Fund may invest in investment-grade bonds, debt securities and corporate obligations. For purposes of this Fund, investment grade securities are those rated Baa or higher by Moody's, or BBB or higher by S&P or of comparable investment quality at the time of purchase. The Fund may choose to invest in lower-rated convertible securities and preferred stocks (securities rated Ba or lower by Moody's and BB or lower by S&P) or of comparable investment quality at the time of purchase. The Fund may also invest in unrated convertible securi-ties and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Fund may buy.

The Fund will not invest more than 5% of its total assets in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded to below investment grade after they are purchased, the Fund does not have to sell them unless the Fund's investments in unrated and below investment grade securities are equal to or greater than 5% of total fund assets.

Since the Fund's assets will be invested primarily in foreign securities and since substantially all of the Fund's revenues will be received in foreign cur-rencies, the Fund's net asset values will be affected by changes in currency exchange rates. The Fund will pay dividends in dollars and will incur currency conversion costs.

Balanced Fund
The Fund may invest in convertible securities, preferred stocks, bonds, deben-tures, and other corporate obligations when INVESCO

                                                                        -------
believes that these investments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

The Fund may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs). The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. The Fund will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities, excluding ADRs.

The Fund may also take positions in securities traded on regional or foreign exchanges. The portion of the Fund's portfolio invested in debt securities may include obligations of the U.S. government, government agencies, and investment grade corporate bonds. Obligations issued by U.S. government agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market conditions.

The Fund may invest in derivatives.

Aggressive Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Conservative Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Moderate Growth LifeStyle Fund
The Fund is managed so that it can serve as a complete investment program or as a core part of your larger portfolio. The combination of the North American Funds ("Underlying Funds") has been selected to represent a reasonable spectrum of investment options for the Fund. The manager may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (mathe-matical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, man-agement quality, and projected financial and business conditions.

Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P or compara-ble investment quality at the time of purchase. Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as com-mercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in depositary receipts, foreign cur-rency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities.

The Fund may invest in derivatives.

High Yield Bond Fund
At least 65% of the Fund's total assets are invested in below investment-grade U.S. and foreign junk bonds. To balance this risk, the Fund may invest up to 35% in investment grade securities, which are those securities rated Baa3 or higher by Moody's and BBB- or higher by S&P or comparable investment quality at the time of

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43
purchase. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash or interest), and up to 20% of total assets in equity securities. Equity securities includes common or preferred stocks, warrant, and convertible securities.

The sub-advisor can also employ a temporary defensive strategy, which means that under certain market conditions the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other condi-tions. If the Fund takes such a temporary defensive position, it may not achieve its stated investment objective.

Strategic Income Fund
The Fund may invest in debt obligations issued or guaranteed by a foreign sov-ereign government or one of its agencies or political subdivisions, and debt obligations issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. These securi-ties may be denominated in multi-national currency units.

The purpose of investing a portion of the Fund's assets in below investment grade, mortgage, and international debt securities, is to provide investors with a higher yield than a high-quality domestic corporate bond fund, and with less risk than a fund that invests principally in below investment grade secu-rities. Some of the debt securities the Fund may select may be considered com-parable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P) or comparable investment quality at the time of purchase.

The Fund may invest in derivatives.

U.S. Government Securities Fund
The Fund may invest in:

 .Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are backed by the full faith and credit of the U.S. Government. These are known as a "modified pass through" type of mortgage- backed security ("GNMA Certificates"). These securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages
 .U.S. Treasury obligations
 .Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. These securities are backed by their own credit, and may not be backed by the full faith and credit of the U.S. Government
 .Mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mort-gage Corporation and the Federal National Mortgage Association; .Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government; and .Repurchase agreements collateralized by any of the foregoing.

Money Market Fund
The Fund invests in high quality, U.S. dollar-denominated money market instru-ments, as described on page 29.

                                                                        -------

Other Risks of Investing in the North American Funds


Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher- rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P) or comparable investment quality at the time of purchase. This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Foreign Securities
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities
Each Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, cash equivalents or securi-ties issued or guaranteed by the U.S. Government or its agencies or instrumen-talities, and marked to market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collat-eral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

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45

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the- counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading
A Fund may buy or sell investments frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by a Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.


                                                                        -------

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the Funds
 .Selects, contracts with and compensates subadvisors to manage the assets of the Funds

The following table shows the management fees each Fund paid (or, in the case of new Funds will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                              Management
                                    Fees
--------------------------------------------------------------------------
 Growth & Income Fund                .67%
 Large Cap Growth Fund               .90%
 Mid Cap Growth Fund                 .93%
 Mid Cap Value Fund                 0.900% on the first $100 million
                                    0.875% on the next $150 million
                                    0.850% on the next $250 million
                                    0.825% on the next $250 million
                                    0.800% on the assets over $750 million
 Science and Technology Fund        0.90%
 Small Cap Growth Fund               .95%
 Small Cap Index Fund               0.28% on the first $500 million
                                    0.27% on assets over $500 million
 Socially Responsible Fund          0.65%
 Stock Index Fund                   0.27% on the first $500 million
                                    0.26% on assets over $500 million
 Global Equity Fund                  .88%
 International Equity Fund           .90%
 International Small Cap Fund       1.05%
 Balanced Fund                       .78%
 Aggressive Growth Lifestyle Fund   0.10%
 Conservative Growth Lifestyle      0.10%
 Fund
 Moderate Growth Lifestyle Fund     0.10%
 Core Bond Fund                      .60%
 High Yield Bond Fund               0.825% on the first $200 million
                                    0.725% on the next $300 million
                                    0.675% on assets over $500 million
 Strategic Income Fund               .74%
 U.S. Government Securities Fund     .60%
 Money Market Fund                   .20%

--------------------------------------------------------------------------------

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47

 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations
 .Monitors the subadvisors for compliance with the investment objectives and related policies of each Fund
 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees


Under an order granted to the Funds by the Securities and Exchange Commission, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without share-holder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hir-ing, termination and replacement of subadvisors.

                                                                        -------

Subadvisory Agreements

Wellington Management Company, LLP
Wellington Management Company, LLP, the subadvisor to the Growth & Income Fund ("Wellington Management"), whose principal business address is 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided invest-ment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 1999, Wellington Management had investment management author-ity with respect to approximately $217 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, has served as fund manager to the Growth & Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on addi-tional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

Credit Suisse Asset Management, LLC.
Credit Suisse Asset Management, LLC., the subadvisor to the Small Cap Growth Fund ("CSAM"), is located at 153 E. 53rd Street, New York, New York, 10022.

CSAM is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1999, CSAM managed approximately $60 billion of assets, and together with its global affiliates, managed $168 billion worldwide.

The co-fund managers of the Small Cap Growth Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater, a managing director, has been fund manager of the Small Cap Growth Fund since its inception and has been a fund manager since 1978. Mr. Lurito, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been with the firm since 1987.

Founders Asset Management, LLC.
Investment decisions for the Large Cap Growth Fund, International Small Cap Fund and Global Equity Funds are made by their subadvisor, Founders Asset Man-agement, LLC, located at 2930 East Third Avenue, Denver, Colorado 80206. Found-ers is a registered investment adviser first established as an asset manager in 1938, and is a subsidiary of Mellon Bank, N.A. As of September 30, 1999, Found-ers had over $7.5 billion of assets under management, including approximately $5.2 billion in mutual fund accounts and $2.3 billion in other advisory accounts.

To facilitate the day-to-day investment management of the Large Cap Growth Fund, International Small Cap Fund, and Global Equity Fund, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including lead portfolio managers, port-folio traders and research analysts. Team members share responsibility for pro-viding ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on Fund selection for the Fund rests with a lead fund manager assigned to the Fund.

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49

Tracy P. Stouffer, Vice President of Investments, has been the lead fund man-ager for the International Small Cap Fund since July 1999. Previously, Mr. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

Thomas M. Arrington, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of the Large Cap Growth Fund since December 1998. Mr. Arrington has served as co-port-folio manager to the Global Equity Fund since March 2000. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, a subsidiary of Union BanCal Corp., where he man-aged the HighMark Income Equity Fund, a large-cap fund. He received a bache-lor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

Scott Chapman, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of the Large Cap Growth Fund since December 1998. Mr. Chapman has served as co-portfo-lio manager to the Global Equity Fund since March 2000. Before joining Found-ers, Chapman was vice president and director of growth strategy for HighMark Capital. He has more than 10 years experience in equity investment management, including security analysis positions with McCullough, Andrews and Cappiello and Cooper Development Co. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

Douglas A. Loeffler, Vice President of Investments, is a Chartered Financial Analyst who has served as the co-portfolio manager of the Global Equity Fund since March, 2000. Mr. Loeffler has been the lead portfolio manager for Dreyfus Founders Worldwide Growth Fund since July, 1999. Prior to joining Founders in 1995, Mr. Loeffler was an investment professional at Scudder, Stevens & Clark for seven years.

INVESCO Funds Group, Inc. ("INVESCO")
INVESCO, with principal offices at 7800 E. Union Blvd., Denver, Colorado 80237, has been the subadvisor to the Balanced Fund and the Mid Cap Growth Fund since March 2000. Established in 1932, INVESCO Funds Group is one of the oldest existing mutual fund management companies in the United States. Some of the world's largest institutions and more than one million individual investors rely on the knowledge of INVESCO's investment specialists. As of December 31, 1999, INVESCO and its affiliates managed approximately $357 billion in assets, including $40 billion in shareholder accounts.

Charles P. Mayer, Director of Investments & Senior Vice President, manages the equity portion of the Balanced Fund. Mr. Mayer, who joined INVESCO in 1993, has been an investment professional since 1969. Mr. Mayer holds a BA from St. Peter's College, and an MBA from St. John's University.

Donovan J. Paul, Senior Vice President, manages the fixed-income portion of the Balanced Fund. Mr. Paul, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Paul holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Peter Lovell, Vice President, is a co-manager of the Balanced Fund. Mr. Lovell, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Lovell holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Timothy J. Miller, Senior Vice President, manages the Mid Cap Growth Fund. Mr. Miller, who joined INVESCO in 1992, has been an investment professional since 1979. Mr. Miller holds a BSBA from St. Louis University, and an MBA from the University of Missouri.

                                                                        -------

Morgan Stanley Dean Witter Investment Management Inc.
Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadvisor to the International Equity Fund since April 1, 1999. Morgan Stanley Dean Witter Investment Management Inc. in certain instances does business using the name Morgan Stanley Asset Management ("MSAM"). MSAM, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide fund management business, providing a broad range of fund management services to customers in the United States and abroad. As of September 30, 1999, MSAM, together with its affiliated institutional asset management companies, managed investments totaling approximately $173.5 billion.

Ann D. Thivierge shares portfolio management responsibility for the Interna-tional Equity Fund with Barton M. Biggs. Ms. Thivierge is a Managing Director of MSAM. She joined MSAM in 1986 and holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

Barton M. Biggs has been Chairman and a director of MSAM since 1980. He is also a director and chairman of various registered investment companies to which MSAM and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

American General Investment Management, L.P. ("AGIM")
AGIM has been the subadvisor to the Strategic Income Fund, the Core Bond Fund, the U.S. Government Securities Fund, and the Money Market Fund since March, 2000, and of the Stock Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund since inception. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of American General Corporation. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 1999, of approximately $68.9 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Magali E. Azema-Barac is responsible for AGIM's equity group. She heads the team making investment decisions for each of the Index Funds, as well as for the Socially Responsible Fund. Ms. Azema-Barac joined American General in Sep-tember, 1999. Prior to that, she worked on the equity desk of US West Invest-ment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

Steven Guterman, Executive Vice President portfolio manager of the Strategic Income Fund, joined AGIM in 1998. Mr. Guterman served as Managing Director at Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.

Robert N. Kase, Portfolio Manager, who serves as the portfolio manager of the Core Bond Fund and the U.S. Government Securities Fund, joined AGIM in 1998. Mr. Kase has served as Investment Officer of Variable Annuity Life Insurance Company and Senior Portfolio Manager of AGIM since 1998, and was Senior Portfo-lio Manager with CL Capital Management, Inc. from 1992 to 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Senior Vice President, joined AGIM in April 1998. Previously, Mr. Massie was Director of High Yield Research at American General Corporation from August 1985 to April 1998.

Investment decisions for the Municipal Money Market Fund are made by a team of investment professionals at AGIM.

Teresa Moro, Portfolio Manager, who serves as the portfolio manager of the Money Market Fund, has served as Vice President and Investment Officer of Amer-ican General Series Portfolio Company and as portfolio manager of the American General Series Portfolio Company Money Market Fund since 1991.

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51

Neuberger Berman
Management, Inc. ("NBM") 605 Third Avenue, Second Floor, New York, New York 10158-0180
NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 1999, NBM and its affiliates managed approximately $54 billion in aggregate net assets.

Robert I. Gendelman and S. Basu Mullick serve as co-managers of the Mid Cap Value Fund. Messrs. Gendelman and Mullick are Vice Presidents of NBM and Mr. Gendelman is a managing director of Neuberger Berman, LLC. Messrs. Gendelman and Mullick have been associated with NBM since 1994 and 1998, respectively. Prior to joining NBM, Mr. Mullick was Managing Director of Ark Asset Management from 1993-1998.

T. Rowe Price Associates, Inc., ("T. Rowe Price") 100 East Pratt Street, Baltimore, MD 21202
T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. As of September 30, 1999, T. Rowe Price and its affiliates served as investment advisor to more than 75 stock, bond, and money market funds and managed about $157.4 billion.

The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the portfolio and works with the committee to develop and execute the Fund's investment program.

                                                                        -------

Section III:

Investing in the North American Funds
Institutional Classes of Shares


Institutional Class I shares of each Fund are available to you through your employer plan. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust. Institutional Class I shares are also available for purchase by the Aggressive, Moderate and Conservative Growth Lifestyle Funds. A plan's account balance is equal at any time to the aggregate of all amounts contrib-uted by the plan to the Trust, less the cost of all redemptions by such plan from the Trust. The Distributor may waive the minimum account balance require-ment if it reasonably anticipates that the size of the plan and/or the antici-pated amount of contributions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Institutional Class I shares of the Funds directly. Rather, Institutional Class I shares of a Fund are purchased for you when you elect to allocate your retirement contributions to a Fund plan that is available as an investment option in your retirement or savings plan. You may be permitted to elect dif-ferent investment options, alter the amounts contributed to your plan, or change how contributions are allocated among your investment options in accor-dance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by individual partici-pants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Trust or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Transfer or exchange of balances
An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Trust only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Trust reserves the right to re-fuse any exchange purchase request.

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


Pricing of Fund Shares


The price of the shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order). The net asset value of the shares of each class of each Fund is calculated separately and, except as described below, is determined once daily as of the close of regu-larly scheduled trading on the New York Stock Exchange generally, 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is calcu-lated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund and (ii) days when the New York Stock Exchange is closed (for exam-ple, national holidays). Generally, trading in non-U.S. Government securities as well as U.S. Government Securities and money market instruments, is substan-tially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are gener-ally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as deter-mined in good faith by the subadvisors under procedures established and regu-larly reviewed by the Trustees.

All instruments held by the Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds except the Money Market Fund declare and pay capital gains annually.


                                                                        -------

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:


 .International Small Cap Fund

 .Global Equity Fund

 .Small Cap Growth Fund

 .Mid Cap Growth Fund

 .Large Cap Growth Fund

 .Balanced Fund

 .Science & Technology Fund

These Funds declare and pay income dividends semi-annually:


 .International Equity Fund

 .Growth & Income Fund


These Funds declare income dividends daily and pay quarterly:

 .Conservative Growth Lifestyle Fund

 .Aggressive Growth Lifestyle Fund

 .Mid Cap Value Fund

 .Moderate Growth Lifestyle Fund

 .Socially Responsible Fund

 .Small Cap Index Fund

 .Stock Index Fund

These Funds declare income dividends daily and pay monthly:

 .Strategic Income Fund

 .Core Bond Fund

 .U.S. Government Securities Fund

 .Money Market Fund

 .High Yield Bond Fund

-------

Taxes


It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Code and that it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term gains (generally at a 20% rate for non-corporate shareholders). Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares have been held for more than one year. (such gains are gener-ally taxed at a 20% rate for noncorporate shareholders).

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in the Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

                                                                        -------

Financial Highlights


[LOGO OF FINANCIAL HIGHLIGHTS]

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the return that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund's financial statements, which have been audited by Ernst & Young LLP (Mid Cap Value Fund, Small Cap Index Fund, Socially Responsible Fund, Stock Index Fund, Aggressive Growth LifeStyle Fund, Conservative Growth LifeStyle Fund, Moderate Growth LifeStyle Fund, and the High Yield Bond Fund). The annual report of Ernst & Young LLP, along with the above listed funds financial statements, is included in the annual report of American General Series Portfolio 2, and is also available upon request.

-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                                Mid Cap
                                                              Value Fund
                                                             -------------
                                                             Institutional
                                                                Class I
                                                             -------------
                                                                 Year
                                                                 Ended
                                                               10/31/99
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
--------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                                         0.07
 Net realized and unrealized gain/(loss) on securities                1.94
                                                             -------------
 Total income (loss) from investment operations                       2.01
                                                             -------------
Distributions
 Dividends from net investment income                                (0.06)
 Distributions from net realized gain (loss) on securities               -
                                                             -------------
 Total distributions                                                 (0.06)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                      $11.95
--------------------------------------------------------------------------
Total Return                                                        20.18%
--------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------
 Ratio of expenses to average net assets                             1.17%
--------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                         2.51%
--------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets         0.64%
--------------------------------------------------------------------------
 Portfolio turnover rate                                              177%
--------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)                 126
--------------------------------------------------------------------------
 Net assets, end of period (000's)                                  $1,507
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                             Small Cap
                                                             Index Fund
                                                             ----------
                                                              Class A
                                                             ----------
                                                                Year
                                                               Ended
                                                              10/31/99
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00
-----------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                                      0.10
 Net realized and unrealized gain/(loss) on securities             1.03
                                                             ----------
 Total income (loss) from investment operations                    1.13
                                                             ----------
Distributions
 Dividends from net investment income                             (0.10)
 Distributions from net realized gain (loss) on securities            -
                                                             ----------
 Total distributions                                              (0.10)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.03
-----------------------------------------------------------------------
Total Return                                                     11.32%
-----------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------
 Ratio of expenses to average net assets                          0.83%
-----------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                      1.69%
-----------------------------------------------------------------------
 Ratio ot net investment income (loss) to average net assets      0.97%
-----------------------------------------------------------------------
 Portfolio turnover rate                                            48%
-----------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)              263
-----------------------------------------------------------------------
 Net assets, end of period (000's)                               $2,900
-----------------------------------------------------------------------

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                            Socially
                                                        Responsible Fund
                                                        ----------------
                                                         Institutional
                                                            Class I
                                                        ----------------
                                                              Year
                                                             Ended
                                                            10/31/99
------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.00
------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                                       0.11
 Net realized and unrealized gain/(loss) on securities              2.16
                                                        ----------------
 Total income (loss) from investment operations                     2.27
                                                        ----------------
Distributions
 Dividends from net investment income                              (0.11)
 Distributions from net realized gain (loss) on
  securities                                                           -
                                                        ----------------
 Total distributions                                               (0.11)
------------------------------------------------------------------------
Net Asset Value, End of Period                                    $12.16
------------------------------------------------------------------------
Total Return                                                      22.73%
------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------
 Ratio of expenses to average net assets                           0.68%
------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                       1.89%
------------------------------------------------------------------------
 Ratio ot net investment income (loss) to average net
  assets                                                           0.97%
------------------------------------------------------------------------
 Portfolio turnover rate                                             24%
------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)               173
------------------------------------------------------------------------
 Net assets, end of period (000's)                                $2,098
------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                               Stock
                                                             Index Fund
                                                             ----------
                                                              Class A
                                                             ----------
                                                                Year
                                                               Ended
                                                              10/31/99
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00
-----------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                                      0.11
 Net realized and unrealized gain/(loss) on securities             2.32
                                                             ----------
 Total income (loss) from investment operations                    2.43
                                                             ----------
Distributions
 Dividends from net investment income                             (0.11)
 Distributions from net realized gain (loss) on securities            -
                                                             ----------
 Total distributions                                              (0.11)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                   $12.32
-----------------------------------------------------------------------
Total Return                                                     24.36%
-----------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------
 Ratio of expenses to average net assets                          0.82%
-----------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                      1.53%
-----------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets      1.08%
-----------------------------------------------------------------------
 Portfolio turnover rate                                            14%
-----------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)              457
-----------------------------------------------------------------------
 Net assets, end of period (000's)                               $5,634
-----------------------------------------------------------------------


-------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------


                                                             Aggressive
                                                               Growth
                                                           Lifestyle Fund
                                                           --------------
                                                           Institutional
                                                              Class I
                                                           --------------
                                                                Year
                                                               Ended
                                                              10/31/99
-------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.00
-------------------------------------------------------------------------
Income Operations:
 Net investment income/(loss)                                        0.07
 Net realized and unrealized gain/(loss) on securities               1.90
                                                           --------------
 Total income (loss) from investment operations                      1.97
                                                           --------------
Distributions
 Dividends from net investment income                               (0.06)
 Distributions from net realized gain (loss) on securities              -
                                                           --------------
 Total distributions                                                (0.06)
-------------------------------------------------------------------------
Net Asset Value, End of Period                                     $11.91
-------------------------------------------------------------------------
Total Return                                                       19.71%
-------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------
 Ratio of expenses to average net assets                            0.10%
-------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                        0.10%
-------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net
  assets                                                            0.62%
-------------------------------------------------------------------------
 Portfolio turnover rate                                               9%
-------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)                130
-------------------------------------------------------------------------
 Net assets, end of period (000's)                                 $1,547
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            Conservative
                                                               Growth
                                                           Lifestyle Fund
                                                           --------------
                                                           Institutional
                                                              Class I
                                                           --------------
                                                                Year
                                                               Ended
                                                              10/31/99
-------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.00
-------------------------------------------------------------------------
Income Operations:
 Net investment income/(loss)                                        0.21
 Net realized and unrealized gain/(loss) on securities               1.02
                                                           --------------
 Total income (loss) from investment operations                      1.23
                                                           --------------
Distributions
 Dividends from net investment income                               (0.20)
 Distributions from net realized gain (loss) on securities              -
                                                           --------------
 Total distributions                                                (0.20)
-------------------------------------------------------------------------
Net Asset Value, End of Period                                     $11.03
-------------------------------------------------------------------------
Total Return                                                       12.24%
-------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------
 Ratio of expenses to average net assets                            0.10%
-------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                        0.10%
-------------------------------------------------------------------------
 Ratio ot net investment income (loss) to average net
  assets                                                            2.01%
-------------------------------------------------------------------------
 Portfolio turnover rate                                              10%
-------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)                137
-------------------------------------------------------------------------
 Net assets, end of period (000's)                                 $1,508
-------------------------------------------------------------------------


                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

-------------------------------------------------------------------------

                                                              Moderate
                                                               Growth
                                                           Lifestyle Fund
                                                           --------------
                                                           Institutional
                                                              Class I
                                                           --------------
                                                                Year
                                                               Ended
                                                              10/31/99
-------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.00
-------------------------------------------------------------------------
Income Operations:
 Net investment income/(loss)                                        0.15
 Net realized and unrealized gain/(loss) on securities               1.38
                                                           --------------
 Total income (loss) from investment operations                      1.53
                                                           --------------
Distributions
 Dividends from net investment income                               (0.14)
 Distributions from net realized gain (loss) on securities              -
                                                           --------------
 Total distributions                                                (0.14)
-------------------------------------------------------------------------
Net Asset Value, End of Period                                     $11.39
-------------------------------------------------------------------------
Total Return                                                       15.35%
-------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------
 Ratio of expenses to average net assets                            0.10%
-------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                        0.10%
-------------------------------------------------------------------------
 Ratio ot net investment income (loss) to average net
  assets                                                            1.42%
-------------------------------------------------------------------------
 Portfolio turnover rate                                              11%
-------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)                135
-------------------------------------------------------------------------
 Net assets, end of period (000's)                                 $1,537
-------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                              High Yield
                                                               Bond Fund
                                                             -------------
                                                             Institutional
                                                                Class I
                                                             -------------
                                                                 Year
                                                                 Ended
                                                               10/31/99
--------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
--------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                                         0.83
 Net realized and unrealized gain/(loss) on securities               (0.57)
                                                             -------------
 Total income (loss) from investment operations                       0.26
                                                             -------------
Distributions
 Dividends from net investment income                                (0.83)
 Distributions from net realized gain (loss) on securities               -
                                                             -------------
 Total distributions                                                 (0.83)
--------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.43
--------------------------------------------------------------------------
Total Return                                                         2.44%
--------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------
 Ratio of expenses to average net assets                             1.13%
--------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                         2.05%
--------------------------------------------------------------------------
 Ratio of net investment income (loss) to average net assets         5.57%
--------------------------------------------------------------------------
 Portfolio turnover rate                                               72%
--------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)                   1
--------------------------------------------------------------------------
 Net assets, end of period (000's)                                     $14
--------------------------------------------------------------------------


-------

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

Institutional Class I Shares

U.S. Equity Funds                                Balanced Funds
Growth & Income Fund                             Balanced Fund
Large Cap Growth Fund                            LifeStyle Funds
Mid Cap Growth Fund                              Aggressive Growth LifeStyle Fund
Mid Cap Value Fund                               Conservative Growth LifeStyle Fund
Science & Technology Fund                        Moderate Growth LifeStyle Fund
Small Cap Growth Fund                            Income Funds
Small Cap Index Fund                             Core Bond Fund
Socially Responsible Fund                        High Yield Bond Fund
Stock Index Fund                                 Strategic Income Fund
International/Global Equity Funds                U.S. Government Securities Fund
Global Equity Fund                               Money Market Funds
International Equity Fund                        Money Market Fund
International Small Cap Fund

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA  02210

By Mail or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-800-SEC-0330

Online at the SEC's Internet Site
Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

File No. 811-5797
0700:90201I
NAF 12695

North American Funds

Prospectus 2000
Institutional Class II Shares


Income Funds
Core Bond Fund
High Yield Bond Fund




The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representative to the contrary is a criminal offense.

July 7, 2000

                  [LOGO OF AMERICAN GENERAL FINANCIAL GROUP]

Table of Contents
Organization of Information

This Prospectus includes information about 2 Funds.

   .Section I includes a summary of each Fund.
   .Section II includes additional information about the Funds'
    investment strategies, additional risk information and
    information about the Funds' management.
   .Section III includes information about how to invest and
    manage your North American Funds account.
Section I: Summaries of the Funds...................... Page  1
   .Investment Objective
   .Principal Investment Strategies
   .Main Investing Risks
   .Investment Performance
   .Description of Main Risks
   North American Funds
   Core Bond Fund                                       Page  2
   High Yield Bond Fund                                 Page  3
Section II: Other Information about Each Fund.......... Page  6
   .Fees and Expenses
   .More Information About Investment
    Strategies
   .Other Risks of Investing
   .Fund Management
Section III: Investing in the Funds.................... Page 13

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, taxes and account privileges.
Additional Information
If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 23 separate investment portfolios, or "Funds." Each Fund has a specific investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Institutional Class II shares for 2 of the Funds.

The summaries on the next 2 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 7.

Below the Funds' descriptions are a bar chart and a table.

The bar chart shows how the investment returns of one class of each Fund's shares have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. For the Core Bond Fund, the class shown in the bar chart (Class A shares) is not offered by this Prospectus, but the performance would have been substantially similar for Institutional Class II shares of the same Fund, differing only to the extent that the classes have different expenses. The bar chart does not reflect sales charges; if it did, performance would be less than shown.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for different periods, depending on when the Fund began operations, compared to returns of a broad-based securities market index. Like the bar chart, in certain cases the Average Annual Total Return Table shows performance information for either Class A shares or Class C shares, depending on the Fund, neither of which are offered by this Prospectus. Where applicable, the table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class C shares.

A Fund's bar chart and Average Annual Total Return Table provide indications of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future performance and that-as with any investment, it is possible to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.


------

Core Bond Fund
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Gov-ernment, mortgage-backed, or asset-backed securities (U.S. Government securi-ties are securities issued or guaranteed by the U.S. Government which are sup-ported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obli-gations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher. AGIM will not be required to dispose of a security if its rating is downgraded, however.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the vari-ability of the Fund's historical returns. For periods prior to the inception of Institutional Class II shares (7/7/00), the Average Annual Total Return Table also shows estimated historical performance for Institutional Class II shares based on the performance of Class A shares adjusted to reflect that there are no sales charges paid by Institutional Class II shares.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                                '91          0%
                                '92       8.27%
                                '93       9.29%
                                '94      -5.43%
                                '95      18.79%
                                '96       2.17%
                                '97       9.28%
                                '98       7.61%
                                '99      -2.55%

Best quarter: quarter ended 6/30/95 6.23%
Worst quarter: quarter ended 12/31/94 -4.53%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund
                                                 (since 5/1/91)
---------------------------------------------------------------
 Class A            -8.15%       5.56%           5.89%
---------------------------------------------------------------
 Institutional     --2.55%       6.82%           6.62%
  Class II
---------------------------------------------------------------
 100% Lehman        -1.94%       8.16%           7.38%
 Brothers
 Corporate(TM)
---------------------------------------------------------------
 50% Lehman         -2.10%       7.80%           7.61%
 Brothers
 Corporate(TM)
 50% Lehman
 Brothers
 Government(TM)

------------------------------------------

                                                                        -------

High Yield Bond Fund
Investment Goal and Strategies

The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securi-ties include common or preferred stocks, warrants, and convertible securities. AGIM is not required to dispose of a bond that is downgraded to below-invest-ment grade.

Main Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
The bar chart and table provide an indication of risk by showing the variability of the Fund's historical returns. The Fund commenced operations on July 10, 2000. Performance information shown for periods prior to that date is that of the corresponding series of American General Series Portfolio Company 2 (the "AGSP2 Fund") that was reorganized into the Fund on July 10, 2000. The AGSPC2 Fund had a substantially similar investment objective, and had substantially similar investment strategies and policies as does the Fund, and was also subadvised by AGIM.


                                    [GRAPH]

Calendar Year Total Returns for Institutional Class II shares
Annual Total Return

                                '91         0%
                                '92         0%
                                '93         0%
                                '94         0%
                                '95         0%
                                '96         0%
                                '97         0%
                                '98         0%
                                '99      4.05%

Best quarter: quarter ended 3/31/99 3.89%
Worst quarter: quarter ended 9/30/99 -1.51%


--------------------------------------------------------------------------------
 Average Annual Returns as of 12/31/99

                          Past One Year Life of Fund
                                        (since 11/4/98)
-------------------------------------------------------
 Institutional Class II   4.21%         4.67%
-------------------------------------------------------
 Salomon Smith Barney
 High Yield Market
 Index(TM)                1.74%         5.75%

--------------------------------------------------------------------------------

-------

Descriptions of Main Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Risks," and are explained in this section. Because the types of investments a Fund may change over time, the types of risks affecting the Fund may change as well. Section II of the Prospectus includes more information about other risks that could affect the Funds' values.

Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Foreign Investment Risk
Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significant-ly, from U.S. standards.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because

                                                                        -------
the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.


-------

Section II:

  Fees and Expenses Institutional Class II Shares

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

-----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                               None
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption price, whichever is lower)  None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Fund
-----------------------------------------------------------------------
Core Bond Fund
 Management Fees                                                  0.60%
 Other Expenses                                                   0.44%
  Total Annual Fund Operating Expenses                            1.04%
 Fee Waiver and/or Expense Reimbursement                          0.09%
  Net Expenses/1/                                                 0.95%
-----------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                                  0.83%
 Other Expenses                                                   0.55%
  Total Annual Fund Operating Expenses                            1.38%
 Fee Waiver and/or Expense Reimbursement                          0.25%
  Net Expenses/1/                                                 1.13%
-----------------------------------------------------------------------

1 Reflects AGAM's contractual obligation to waive and to the extent necessary reimburse certain fees and expenses of the Fund through February 28, 2001.

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:

  . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                  1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------
Core Bond Fund         106     331     574    1,271
-----------------------------------------------------
High Yield Bond Fund   140     437     755    1,657
-----------------------------------------------------

                                                                        -------

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its investment objective.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objective of the Core Bond Fund cannot be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The investment objective of the High Yield Bond Fund may be changed by the Trustees. Except as noted for certain investment restrictions, the strategies a Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different invest-ment policies and risks, and will also have different returns over time. This section provides additional information about the Funds, and should be read in conjunction with the Fund Summaries.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (math-ematical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions.

"High quality" debt securities are those rated (at the time of purchase) "A" or better by Moody's or S&P (in the three highest rating tiers), or unrated debt securities considered to be of comparable quality by AGIM. The Fund may only invest up to 20% of its total assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P, or unrated debt securities considered to be of comparable quality by AGIM. The Fund will not be required to sell any down-graded bonds that cause the Fund to exceed this 20% maximum guideline.

The Fund may invest up to 20% of its assets in domestic and foreign high yield corporate and government debt securities, commonly referred to as "high yield/high risk" or "junk" bonds. These bonds may be rated "B" or below by Moody's (Moody's lowest rating is "C"), or "BB" or below by S&P (S&P's lowest rating is "D"), or they may be unrated but considered to be of comparable quality by AGIM. There is no minimum rating required by the Fund. Domestic and foreign high yield debt securities involve greater risks than higher quality securities, including price volatility and risk of default in the payment of interest and principal.

Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P. Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity securities, including common or preferred stocks, convertible securities, and warrants, may comprise up to 20% of the Fund's total assets. The Fund may invest in depositary receipts, foreign currency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment companies, loan participations, real estate securities, repurchase agreements, reverse repurchase agreements, dol-lar rolls, structured securities, variable amount master demand notes, vari-able rate demand notes, and when-issued securities.

The Fund may invest in derivatives.


-------

High Yield Bond Fund
At least 65% of the Fund's total assets are invested in below investment-grade U.S. and foreign junk bonds. To balance this risk, the Fund may invest up to 35% in investment grade securities, which are those securities rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash or interest), and up to 20% of total assets in equity securities. Equity securi-ties includes common or preferred stocks, warrant, and convertible securities.

The subadvisor can also employ a temporary defensive strategy, which means that under certain market conditions the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. If the Fund takes such a temporary defensive position, it may not achieve its stated investment objective.


                                                                        -------

Other Risks of Investing in the North American Funds


Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher- rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Foreign Securities
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities
Each Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, cash equivalents or securi-ties issued or guaranteed by the U.S. Government or its agencies or instrumen-talities, and marked to market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collat-eral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

-------

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the- counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading
A Fund may buy or sell investments frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by a Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.


                                                                        -------

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the Funds
 .Selects, contracts with and compensates subadvisors to manage the assets of the Funds

The following table shows the management fees the Core Bond Fund paid (or, in the case of the High Yield Bond Fund will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                  Management
                        Fees
----------------------------------------------------------
 Core Bond Fund         .60%
 High Yield Bond Fund   0.825% on the first $200 million
                        0.725% on the next $300 million
                        0.675% on assets over $500 million

----------------------------------------------------------
 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations
 .Monitors the subadvisors for compliance with the investment objectives and related policies of each Fund
 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees


Under an order granted to the Funds by the Securities and Exchange Commission, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without share-holder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hir-ing, termination and replacement of subadvisors.

-------

Subadvisory Agreements


American General Investment Management, L.P. ("AGIM")
AGIM has been the subadvisor to the Core Bond Fund since March, 2000, and to the High Yield Bond Fund since inception. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of American General Corporation. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 1999, of approximately $68.9 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Robert N. Kase, Portfolio Manager, who serves as the portfolio manager of the Core Bond Fund joined AGIM in 1998. Mr. Kase has served as Investment Officer of Variable Annuity Life Insurance Company and Senior Portfolio Manager of AGIM since 1998, and was Senior Portfo- lio Manager with CL Capital Management, Inc. from 1992 to 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Senior Vice President, joined AGIM in April 1998. Previously, Mr. Massie was Director of High Yield Research at American General Corporation from August 1985 to April 1998.

                                                                        -------

Section III:

Investing in the North American Funds
Institutional Classes of Shares


Institutional Class II shares of the Core Bond Fund and High Yield Bond Fund are available to you through your employer plan. Institutional Class II shares are available to any qualifying employer plan once the plan establishes a mini-mum account balance of $500 million with the Trust. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Trust, less the cost of all redemptions by such plan from the Trust. The Distributor may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contri-butions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Institutional Class II shares of the Funds directly. Rather, Institutional Class II shares of a Fund are purchased for you when you elect to allocate your retirement contributions to a Fund plan that is avail- able as an investment option in your retirement or savings plan. You may be permitted to elect different investment options, alter the amounts contrib-uted to your plan, or change how contributions are allocated among your invest-ment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the pro-cedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has contracted with the Trust or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Transfer or exchange of balances
An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Trust only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Trust reserves the right to re-fuse any exchange purchase request.

-------

Pricing of Fund Shares


The price of the shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order). The net asset value of the shares of each class of each Fund is calculated separately and, except as described below, is determined once daily as of the close of regu-larly scheduled trading on the New York Stock Exchange generally, 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is calcu-lated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund and (ii) days when the New York Stock Exchange is closed (for exam-ple, national holidays). Generally, trading in non-U.S. Government securities as well as U.S. Government Securities and money market instruments, is substan-tially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are gener-ally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as deter-mined in good faith by the subadvisors under procedures established and regu-larly reviewed by the Trustees.

Unless you request cash payment, all dividends and distributions will be rein-vested. Both Funds declare and pay capital gains annually.


                                                                        -------

Dividends and Distributions from North American Funds


The Funds declares income dividends daily and pays monthly:

 .Core Bond Fund

 .High Yield Bond Fund

-------

Taxes


It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Code and that it will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year.

A Fund's distributions derived from interest, dividends and certain other income, including gains from investments that the Fund held for one year or less, will generally result in taxable ordinary income to the shareholders of the Fund. Distributions of net gains from investments held by a Fund for more than one year are taxable as long-term gains (generally at a 20% rate for non-corporate shareholders). Distributions will be treated as described above for federal income tax purposes whether they are paid in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares have been held for more than one year. (such gains are generally taxed at a 20% rate for noncorporate shareholders).

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in the Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

                                                                        -------
shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

If a shareholder sells or otherwise disposes of a share of a Fund before hold-ing it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

Generally, unless a shareholder of any Fund includes his or her taxpayer iden-tification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from divi-dends (other than exempt-interest dividends) and other reportable payments to the shareholder.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restric-tion) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. Thus, for resi-dents of these states, distributions derived from a Fund's investment in cer-tain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves.

Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in the Fund, including the effect and applica-bility of state, local, foreign, and other tax laws and the possible effects of changes in federal or other tax laws. This discussion is not intended as a substitute for careful tax planning.

-------

Financial Highlights


The financial highlights table is intended to help you understand High Yield Bond Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the return that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements, which have been audited by Ernst & Young LLP. The annual report of Ernst & Young LLP, along with the Fund's financial statements, is included in the Annual Report of American General Series Portfolio Company 2, which is available upon request.

The Core Bond Fund had no Institutional Class II shares outstanding prior to July 7, 2000.

                                                                        -------

NORTH AMERICAN FUNDS
FINANCIAL HIGHLIGHTS (For a Share Outstanding Throughout the Period)

--------------------------------------------------------------------------------

                                                              High Yield
                                                               Bond Fund
                                                             -------------
                                                             Institutional
                                                               Class II
                                                             -------------
                                                                 Year
                                                                 Ended
                                                               10/31/99
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.00
---------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income/(loss)                                         0.86
 Net realized and unrealized gain/(loss) on securities               (0.57)
                                                                 --------
 Total income (loss) from investment operations                       0.29
                                                                 --------
Distributions
 Dividends from net investment income                                (0.86)
 Distributions from net realized gain (loss) on securities               -
                                                                 --------
 Total distributions                                                 (0.86)
---------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.43
---------------------------------------------------------------------------
Total Return                                                         2.74%
---------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------
 Ratio of expenses to average net assets                              .88%
---------------------------------------------------------------------------
 Ratio of expenses to average net assets before expense
  reductions                                                         1.35%
---------------------------------------------------------------------------
 Ratio ot net investment income (loss) to average net assets         8.84%
---------------------------------------------------------------------------
 Portfolio turnover rate                                               72%
---------------------------------------------------------------------------
 Number of shares outstanding at end of period (000's)               6,630
---------------------------------------------------------------------------
 Net assets, end of period (000's)                                 $65,506
---------------------------------------------------------------------------


-------

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

Institutional Class II Shares
Income Funds
Core Bond Fund
High Yield Bond Fund

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA  02210
By Mail or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-800-SEC-0330

Online at the SEC's Internet Site
Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

File No. 811-5797
0700:90201II
NAF 12695II

                      STATEMENT OF ADDITIONAL INFORMATION

                             NORTH AMERICAN FUNDS



         North American Funds (the "Trust") is an open-end investment company that currently has twenty-three investment portfolios, or series: the Small Cap Growth Fund, the International Small Cap Fund, the Mid Cap Growth Fund, the Global Equity Fund, the Large Cap Growth Fund, the International Equity Fund, the Growth and Income Fund, the Balanced Fund, the Strategic Income Fund, the Core Bond Fund, the Municipal Bond Fund, the U.S. Government Securities Fund, the Money Market Fund, the Mid Cap Value Fund, the Stock Index Fund, the Small Cap Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund, the Municipal Money Market Fund, and the Science & Technology Fund (collectively, the "Funds," and each a "Fund"). The investment objective of each Fund is described in the Trust's Prospectus dated July 7, 2000.

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated July 7, 2000 as revised from time to time. Certain disclosure has been incorporated by reference from the Trust's Annual Report. A free copy of both the Prospectus and the Annual Report may be obtained by writing to North American Funds, 286 Congress Street, Boston, Massachusetts, 02210, or by telephone request at 800-872-8037.

         The date of this Statement of Additional Information is July 7, 2000.

                               TABLE OF CONTENTS


HISTORY AND CLASSIFICATION....................................................

INVESTMENT POLICIES AND RISKS.................................................

INVESTMENTS AND RISK FACTORS APPLICABLE TO MULTIPLE FUNDS.....................

HEDGING AND OTHER STRATEGIC TRANSACTIONS......................................

INVESTMENT RESTRICTIONS.......................................................

TEMPORARY DEFENSIVE POSITIONS.................................................

MANAGEMENT OF THE FUND........................................................

INVESTMENT MANAGEMENT ARRANGEMENTS............................................

DISTRIBUTION PLANS............................................................

PORTFOLIO BROKERAGE...........................................................

MULTIPLE PRICING SYSTEM.......................................................

CAPITAL STOCK.................................................................

PURCHASE, REDEMPTION AND PRICING..............................................

PERFORMANCE INFORMATION.......................................................

TAXES.........................................................................

INDEPENDENT ACCOUNTANTS.......................................................

FINANCIAL STATEMENTS..........................................................

APPENDIX A - RATINGS OF CORPORATE DEBT INSTRUMENTS............................

                          HISTORY AND CLASSIFICATION

         The Trust is an open-end, management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on September 28, 1988.

         Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund (other than the Small Cap Growth Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle
Fund) is also a "diversified" investment company under the Investment Company Act. This means that with respect to 75% of a Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets. To the extent a Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

         None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). Futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging to the extent permitted by CFTC regulations. The use of certain Hedging and Other Strategic Transactions will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In connection with a reorganization of several of the Funds on approximately May 31, 2000, the Small Cap Growth Fund (formerly named the "Emerging Growth Fund"), the Mid Cap Growth Fund (formerly named the "Small/Mid Cap Fund"), the Large Cap Growth Fund (formerly named the "Growth Equity Fund"), the Core Bond Fund (formerly named the "Investment Quality Bond Fund"), and the Municipal Bond Fund (formerly named the "National Municipal Bond Fund") changed their names.

                         INVESTMENT POLICIES AND RISKS

         The following discussion supplements the descriptions of certain of the Funds and their possible investments and associated risks, as set forth in the Prospectus. Although the Funds may have the flexibility to use some or all of the investments and strategies described in the Prospectus and in this SAI, the Subadvisors may choose not to use such investments or strategies for a variety of reasons. These choices may cause a Fund to miss opportunities, lose money or not achieve its objective.

International Small Cap Fund

         The Fund may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by those companies may be more volatile, less liquid and more uncertain as to payment of dividends, interest and principal. Additionally, investments of the Fund may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

International Equity Fund

         The Fund intends to manage its portfolio actively in pursuit of its investment objective. The Fund does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held.

         The Fund may invest in securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its Fund securities and purchase certain privately placed securities.

U.S. Government Securities Fund

         The mortgage-backed securities in which the Fund invests represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities of the U.S. Government. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the Fund securities held by the U.S. Government Securities Fund and not to the purchase of shares of the Fund.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage-backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Fund.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

         While the Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater risks. The Fund will not knowingly invest in a high risk mortgage security. The term "high risk mortgage security" is defined generally as any mortgage security that exhibits greater price volatility than a benchmark security, the Federal National Mortgage Association current coupon 30-year mortgage-backed pass through security. Shares of the Fund are neither insured nor guaranteed by the U.S. Government, its agencies or instrumentalities.

         In order to make the Fund an eligible investment for federal credit unions ("FCUs"), federal savings and loan institutions and national banks, the Fund will invest in U.S. Government securities that are eligible for investment by such institutions without limitation, and will also generally be managed so as to qualify as an eligible investment for such institutions. The Fund will comply with all investment limitations applicable to FCUs including (i) the requirement that a FCU may only purchase collateralized mortgage obligations which would meet the high risk securities test of Part 703 of the National Credit Union Administration Rules and Regulations or would be held solely to reduce interest rate risk and (ii) the requirement that a FCU may not purchase zero coupon securities having maturities greater than ten years.

Money Market Fund

         Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Fund and the note issuer, and MAC will monitor the creditworthiness of the issuer and its earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

         The Fund will invest only in U.S. dollar-denominated instruments. All of the Fund's investments will mature in 397 days or less and the Fund will maintain a dollar-weighted average fund maturity of 90 days or less. By limiting the maturity of its investments, the Fund seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. Due to the short maturities of its investments, the Fund will tend to have a lower yield than, and the value of its underlying investments will be less volatile than the investments of, funds that invest in longer-term securities. In addition, the Fund will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act. Generally, eligible securities must be rated by a NRSRO in one of the two highest rating categories for short-term debt obligations or be of comparable quality.

            INVESTMENTS AND RISK FACTORS APPLICABLE TO MULTIPLE FUNDS

Index Funds and Tracking an Index

         The factors that cause a Fund to perform differently from the index it tries to track are called tracing differences. There is no assurance that an Index Fund can track its index.

         The coefficient of correlation (r) is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of + 1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

         Tracking accuracy is reviewed monthly by the subadvisor for each of the Index Funds. If an Index Fund does not accurately track an index, the subadvisor will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

         The index may remove one stock and substitute another, requiring the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs. The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index.

         An index fund may not buy every single stock in its index or in the same proportions as the index. The subadvisor may rely on a statistical selection technique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold in response to cash flows into and out of the Fund and when they are added to or dropped from the index. This generally helps to keep brokerage fees and other transaction costs lower than other funds.

Money Market Instruments

     The Money Market Fund will be invested in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other Funds in accordance with their investment policies and certain Funds may purchase such instruments to invest otherwise idle cash or for defensive purposes.

     1. U.S. Government and Government Agency Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks and the Federal National Mortgage Association. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

     2. Certificates of Deposit and Bankers' Acceptances. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan association. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     The Funds may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

     3. Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A Fund will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadvisor has determined present minimal risk of loss to the Fund. A Subadvisor will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued each day as a Fund's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

     4. Corporate Obligations. Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than those supported by commercial paper. While such obligations generally have maturities of ten years or more, the Money Market Fund will only purchase obligations which have remaining maturities of thirteen months or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

     5. Repurchase Agreements. Repurchase agreements are arrangements involving the purchase of obligations by a Fund and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. The majority of repurchase transactions run from day to day and delivery pursuant to the resale provision typically will occur within one to five business days of the purchase. A repurchase agreement can be viewed as a loan made by a Fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the Fund will be with banks, brokers or dealers. However, a Fund will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the Fund decrease below the resale price.

     The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a Fund's repurchase agreements. These procedures limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and/or a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain creditworthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadvisors will, pursuant to procedures adopted by the Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligations.

     Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the losses to the Fund, if any, would be the difference between the repurchase price and the underlying obligation's market value. A Fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Fund might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

     6. Canadian and Provincial Government and Crown Agency Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

     Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

     Any Canadian obligation acquired by the Money Market Fund will be denominated in U.S. dollars.

Preferred Stock and Convertible Securities

     Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Convertible securities are securities (usually preferred shares or bonds) that are exchangeable for a set number of another form of securities (usually common stock) at a prestated price. The convertible feature is usually designed as a sweetener to enhance the marketability of the security.

Mortgage Securities

         Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a Fund receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long-term interest rates.

         In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

         Adjustable rate mortgage securities are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

         A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, the Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         Privately-Issued Mortgage Securities. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately-issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Asset-Backed Securities--Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements.

         Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche", may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

         CMOs purchased may be:

     (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

     (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

     (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

     STRIPS. In addition to the U.S. Government securities discussed above, certain Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

     Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which a Fund invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed the illiquidity restriction on a Fund's assets.

     Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

     As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, the Fund believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a Fund's relatively stable net asset value.

     In addition to the stripped mortgage securities described above, the Strategic Income may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Income Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a Fund. See "Taxes -- Pay-in-kind Bonds, Zero Coupon Bonds and Discount Obligations."

     Inverse Floaters. The Strategic Income and Municipal Bond Funds may invest in inverse floaters, which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed the illiquidity restriction on the Fund's assets.

         Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Such securities have the effect of providing a degree of investment leverage since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term debt obligations increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market value of fixed-rate obligations.

Asset-Backed Securities

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for a Fund's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A Fund will only invest in asset-backed securities rated, at the time of purchase, "AA" or better by S&P or "Aa" or better by Moody's or which, in the opinion of the applicable Subadvisor, are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Fund will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities.

         Types of Credit Support. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities and Pay-in-Kind Bonds

         Zero coupon securities and pay-in-kind bonds involve special risk considerations. Zero coupon securities are debt securities that do not provide for the payment of cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of additional debt or equity securities. The U.S. Government Securities Fund will not invest in zero coupon securities having maturities of greater than ten years.

         Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

         Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

         Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

High Yield/High Risk Domestic Corporate Debt Securities

         High yield U.S. corporate debt securities include bonds, debentures, notes and commercial paper and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, a Fund may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         Because the Strategic Income and Core Bond Funds will invest primarily in fixed-income securities, the net asset value of each Fund's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income Fund can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income Fund can generally be expected to decline.

         The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of particular Fund investments and may limit the ability of those Funds to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value such Fund's investment Fund and the Fund's Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, each Fund may invest a limited percentage of its assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

         While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

High Yield/High Risk Foreign Sovereign Debt Securities

         The Strategic Income, High Yield and Core Bond Funds expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the International Small Cap, and Balanced Funds may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Foreign Sovereign Debt Securities

         Investing in foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

         The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

         Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

         In addition to high yield foreign sovereign debt securities, many of the Funds may also invest in investment grade foreign securities.

Foreign Securities

         Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs", respectively). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the Funds may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the Fund securities or, if the Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Warrants

         Subject to certain restrictions, each of the Funds except the Municipal Bond Fund and Money Market Fund may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date. It is a non-fundamental investment restriction of each Fund (except the

Small Cap Growth Fund) not to purchase warrants if as a result that Fund would then have more than 10% of its total net assets invested in warrants, or if more than 5% of the value of the Fund's total net assets would be invested in warrants which are not listed on a recognized United States or foreign stock exchange, except for warrants included in units or attached to other securities.

When-Issued Securities ("forward commitments")

         In order to help ensure the availability of suitable securities, each of the Funds may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a Fund purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the Fund may sell the securities before the settlement date, if such action is deemed advisable. In general, a Fund does not pay for the securities or start earning interest on them until the purchase of the obligation is scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a Fund will establish a segregated account consisting of cash or liquid high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment Fund managed properly will limit the extent to which the Fund may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percentage of a Fund's total assets that may be committed to such transactions.

Illiquid Securities

         Each of the International Small Cap Fund, the Mid Cap Growth Fund, the Global Equity Fund, the Large Cap Growth Fund, the International Equity Fund, the Growth and Income Fund, and the Balanced Fund is precluded from investing in excess of 10% of its net assets in securities that are not readily marketable (the Small Cap Growth Fund is subject to a restriction on illiquid investments of no more than 15% of its net assets, and the remaining Funds are subject to restrictions on illiquid investments as provided in the section of this Statement of Additional Information that describes investment restrictions that apply to individual Funds). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a Fund may be forced to sell them at a discount from the last offer price. Excluded from the limitation on investment in illquid securities are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted under the Securities Act of 1933, as amended (the "1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Fund's investment restriction is a determination to be made by the Subadvisors, subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisors will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the Fund could be adversely affected. In addition, the Money Market Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Fund through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Fund's Subadvisor believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Fund intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Fund's Subadvisor will monitor the liquidity of Section 4(2) commercial paper held by the Money Market Fund, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

Repurchase Agreements and Reverse Repurchase Agreements

         Each of the Funds may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a Fund of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the Fund acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

         A Fund's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

         Each of the Funds may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Fund may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the Fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the Fund receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The Fund will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund will cover the transaction as described above.

Mortgage Dollar Rolls

         Each of the Funds (except the Money Market Fund) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's net asset value per share, each Fund will cover the transaction as described above.

Hybrid Instruments

         Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar- denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         A discussion of Hedging and Other Strategic Transactions follows. With the exception of the International Equity Fund,which may use certain Strategic Transactions for both hedging and non-hedging purposes, these strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. No Fund which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

General Characteristics of Options

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of Fund assets in special accounts.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadvisor. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (the "Commission"), OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the sale of put options can also provide Fund gains.

         If and to the extent authorized to do so, a Fund may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered," that is, the Fund must own the securities subject to the call, must own an offsetting option on a futures position, or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

         Each Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

         If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures Contracts and Options on Futures Contracts

         If and to the extent authorized to do so, a Fund may trade financial futures contracts or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for permissible non-hedging purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and generally will be entered into only for bona fide hedging, risk management (including duration management). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         All of the Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. A Fund will use futures contracts and related options, to the extent otherwise permitted, primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

         The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund's securities.

Options on Securities Indices and Other Financial Indices

         If and to the extent authorized to do so, a Fund may purchase and sell call and put options on securities indices and other financial indices. In so doing, the Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

         If and to the extent authorized to do so, a Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars". A Fund may enter into currency transactions only with Counterparties that are deemed creditworthy by the Subadvisor.

         A Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

         Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors."

Combined Transactions

         If and to the extent authorized to do so, a Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the Subadvisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Subadvisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars

         A Fund may be authorized to enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Fund will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. A Fund will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

         A Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, thus, will not be treated as being subject to the Fund's borrowing restrictions. A Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the Subadvisor. If a Counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadvisor based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within each Fund's restriction on investments in securities that are not readily marketable.

         Each Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See "Use of Segregated and Other Special Accounts."

Eurodollar Instruments

         If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk Factors

         Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Subadvisor's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

         The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the derivative instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

         Currency transactions involve some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the underlying currency fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.

Risks of Hedging and Other Strategic Transactions Outside the United States

         When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

         Use of many Hedging and Other Strategic Transactions by a Fund will require, among other things, that the Fund segregate cash or other liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or other liquid assets equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency, liquid securities denominated in that currency equal to a Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations.

         OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid high grade debt or equity securities or other acceptable assets. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

         No Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

International Equity Fund

         The International Equity Fund may use certain Strategic Transactions and instruments for both hedging and non-hedging purposes. Circumstances under which such techniques might be used to further the Fund's investment objective include, but are not limited to, the purchase or sale of stock and stock index futures contracts: to gain exposure to a market in response to changes in the Fund's investment strategy; upon the inflow of investable cash; when the instrument provides greater liquidity than the underlying market; when the Fund is restricted from directly owning a security or currency; or when these strategies and instruments provide a pricing advantage or lower transaction costs. The Fund also may purchase combinations of instruments in order to gain exposure to an investment instead of actually purchasing such investment. For example, the Fund may purchase and sell forward foreign currency exchange contracts in combination with other transactions (such as the purchase and sale of stock and stock index futures contracts). The Fund will not use derivatives in a manner that creates leverage.

Warrant Transactions and Risks

        Each of the Funds (other than the Money Market Fund) may purchase warrants, including warrants traded independently of the underlying securities. Such transactions entail certain risks. A warrant is a security, usually issued together with a bond or preferred stock, that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. A warrant is usually issued as a sweetener, to enhance the marketability of the accompanying fixed income securities. Warrants may be considered more speculative than certain other types of investments in that prior to their exercise they do not entitle a holder to dividends and voting rights with respect to the securities which may be purchased by the exercise thereof, nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying security. If a warrant expires unexercised, the Fund will lose the amount paid for the warrant and any transaction costs.

                             INVESTMENT RESTRICTIONS

         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the Funds: fundamental and nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of a Fund without shareholder approval. Fundamental restrictions may only be changed by the affirmative vote of a majority of the outstanding voting securities of a Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares of a Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a Fund is specifically excepted by the terms of a restriction, each of the Small Cap Growth Fund, the International Small Cap Fund, the Mid Cap Growth Fund, the Global Equity Fund, the Large Cap Growth Fund, the International Equity Fund, the Growth and Income Fund, the Balanced Fund, the Strategic Income Fund, the Core Bond Fund, the Municipal Bond Fund, the U.S. Government Securities Fund, and the Money Market Fund will not:

Fundamental

         (1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U.S. Government securities and, with respect to the Money Market Fund, obligations of domestic branches of U.S. banks and with respect to the Municipal Bond Fund, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by any state, territory or any possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations. For purposes of this restriction (except with regard to the Small Cap Growth Fund), supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund.

         (2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to these restrictions. This restriction does not apply to the Small Cap Growth Fund as a non-diversified portfolio.

         (3) Borrow money except that each Fund may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the Fund's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

         (4) Underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

         (5) Purchase or sell real estate, except that each Fund may invest in securities issued by companies which invest in real estate or interests therein and each of the Funds other than the Money Market Fund may invest in mortgages and mortgage-backed securities.

         (6) Purchase or sell commodities or commodity contracts except that each Fund other than the Core Bond and Money Market Funds may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts. The Small Cap Growth, Equity-Income, Mid Cap Growth, International Small Cap, Large Cap Growth, Global Equity, Strategic Income and International Equity Funds may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The U.S. Government Securities Fund has elected for the present to not engage in the purchase or sale of commodities or commodity contracts to the extent permitted by this restriction, but it reserves the right to engage in such transactions at a future time.

         (7) Lend money to other persons except by the purchase of obligations in which the Fund is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

         (8) Lend securities in excess of 33% of the value of its total non-cash assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

Nonfundamental

         (9) Knowingly invest more than 10% of the value of its net assets in securities or other investments not readily marketable, including repurchase agreements maturing in more than seven days but excluding variable amount master demand notes, except that the Small Cap Growth Fund may so invest up to 15% its net assets, and that each of the Strategic Income Fund, Core Bond Fund, Municipal Bond Fund, U.S. Government Securities Fund, and Money Market Fund may so invest up to 15% of its total assets.

         (10) Purchase securities for the purpose of exercising control or management.

         (11) Purchase securities of foreign issuers, except that (A) the International Small Cap, Global Equity, International Equity and Strategic Income Funds may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies,
(B) the Balanced Fund and Large Cap Growth Fund may each invest up to 30% of its assets in such securities, (C) the Small Cap Growth Fund may invest up to 25% of its assets in such securities, and (D) each of the other portfolios (other than the U.S. Government Securities and Municipal Bond Funds) may invest up to 20% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. (In the case of the Small/Mid Cap, Growth Equity and Balanced Funds, ADRs and U.S. dollar denominated securities are not included in the percentage limitation.)

         In addition to the above policies, the Money Market Fund is subject to certain restrictions required by Rule 2a-7 under the 1940 Act.

         For the purposes of the investment limitations applicable to the Municipal Bond Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Fund where the percentage limitation of restriction (9) must be met at all times.

         Investment restrictions for the Mid Cap Value Fund, Stock Index Fund, Small Cap Index Fund, Socially Responsible Fund, High Yield Bond Fund, Aggressive Growth Lifestyle Fund, Moderate Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Municipal Money Market Fund, and Science & Technology Fund are listed below. Note that the percentage limitations referenced in some of the restrictions below are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund's total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

As a matter fundamental policy, the Mid Cap Value Fund may not:

         (1) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and
(ii) enter into reverse repurchase agreements and employ similar investment techniques, and pledge its assets in connection therewith, for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

         (2) Purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind. For purposes of the limitations on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

         (3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (4) Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         (6) Purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         (7) Issue senior securities, except as permitted under the 1940 Act.

         (8) Underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

As a matter of non-fundamental policy, the Mid Cap Value Fund may not:

         (1) Purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         (2) Purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         (3) Invest more than 10% of the value of its total assets in securities of foreign issuers, provided that the limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

         (4) Invest more than 15% of the Fund's total assets in illiquid and restricted securities.

         (5) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

As a matter of fundamental policy, the Stock Index Fund may not:

         (1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets the Fund will not purchase additional securities.

         (2) Underwrite securities issued by other persons except insofar as the Trust (or the Fund) may technically be deemed an underwriter under the Securities Act of 1933 ("1933 Act") in selling a portfolio security.

         (3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

         (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund) may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

         (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry. This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

         (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

As a matter of non-fundamental policy, the Stock Index Fund may not:

         (1) Pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction.

         (2) Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

         (3) Sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

         (4) Invest for the purpose of exercising control or management.

         (5) Invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees, and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal: and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Trust's Board of Trustees have determined the commercial paper to be liquid: or
(iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Board of Trustees has determined that the commercial paper is equivalent quality and is liquid.

         (6) Invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Board of Trustees.)

         (7) Invest more than 5% of the Fund's total assets in securities issued by issuers which (including predecessors) have been in operation less than three years.

         (8) With respect to 75% of the Fund's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (9) With respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief from the provisions of the 1940 Act.

         (10) Purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of AGAM or the Subadvisor, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

         (11) Invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. (the "NYSE") or the American Stock Exchange.

         (12) Make short sales of securities or maintain a short position, unless at all times when a short position is open, it owns an equal amount of such securities or securities convertible into or exchangeable without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time. The Fund has no current intention to engage in short selling.

         (13) Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges: (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold: and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

         (14) Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

         (15) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted (i) by the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

As a matter of fundamental policy, the Small Cap Index Fund may not:

         (1) Borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's total assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. If borrowings exceed 5% of the Fund's total assets, the Fund will not purchase additional securities.

         (2) Underwrite securities issued by other persons except insofar as the Trust (or the Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security.

         (3) Make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

         (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities). This limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

         (5) Concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

         (6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

As a matter of non-fundamental policy, the Small Cap Index Fund may not:

         (1) Pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

         (2) Purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

         (3) Sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the Fund, and the value of securities of any one issuer in which the Fund is short exceeds the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any U.S. issuer and, provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (This provision does not include the sale of securities of the Fund contemporaneously owns or has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box.) (The Fund has no current intention to engage in short selling).

         (4) Invest for the purpose of exercising control or management; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (iii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (5) Invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities that are restricted as to resale under the 1933 Act (other than Rule 144A securities deemed liquid by the Fund's Board of Trustees).

         (6) Invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Board of Trustees have determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Board of Trustees have determined that the commercial paper is equivalent quality and is liquid.

         (7) Invest more than 5% of the Fund's total assets in securities issued by issuers which (including predecessors) have been in operation less than three years.

         (8) With respect to 75% of the Fund's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (9) Invest more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (10) Invest in securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of AGAM or of the Subadvisor, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

         (11) Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws.

         (12) Write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the Investment Practices of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 5% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and
(d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).

         (13) Buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all, such options which are held at any time do not exceed 20% of the Fund's total net assets; and
(c) the aggregate margin deposits required on all such or options thereon held at any time do not exceed 5% of the Fund's total assets.

         (14) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted (i) by the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

As a matter of fundamental policy, the Socially Responsible Fund may not:

         (1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, the Trust will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

         (2) (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow money, enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, except to the extent permitted by applicable law, and provided that the Fund will not purchase additional securities if borrowings exceed 5% of total assets.

         (3) Acquire real estate or real estate contracts, although the Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

         (4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

         (5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

         (6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         (7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of the Fund's total assets.

         (8) Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

         (9) Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

         As a matter of non-fundamental policy, the Socially Responsible Fund may not:

         (1) Invest more than 15% of the Fund's total assets in illiquid and restricted securities.

         (2) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (3) Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (4) Effect short sales of securities or purchase securities on margin, except in connection with investment in options and futures contracts. The Fund may use short-term credits when necessary to clear transactions.

         As a matter of fundamental policy, the High Yield Bond Fund may not:

         (1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer; except that a Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities or securities issued by state or municipal governments and their political subdivisions. As a matter of operating policy, the Trust will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

         (2) (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, unless immediately after each borrowing there is asset coverage of 300%.

         (3) Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

         (4) Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

         (5) Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

         (6) Purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         (7) Lend its portfolio securities to broker-dealers and other financial institutions in an amount in excess of 33 1/3% of the value of a Fund's total assets.

         (8) Invest more than 25% of its total assets in issuers primarily engaged in a single industry (excluding the U.S. Government or any of its agencies or instrumentalities, provided, however, that this limitation excludes shares of other open-end investment companies owned by a Fund but includes a Fund's pro rata portion of the securities and other assets owned by any such company.

As a matter of non-fundamental policy, the High Yield Bond Fund may not:

         (1) Invest more than 15% of its total assets in illiquid and restricted securities.

         (2) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (3) Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; except that a Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (4) Effect short sales of securities or purchase securities on margin, except in connection with investment in options and futures contracts. A Fund may use short-term credits when necessary to clear transactions.

As a matter of fundamental policy, the Conservative Growth Lifestyle Fund, the Aggressive Growth Lifestyle Fund and the Moderate Growth Lifestyle Fund may not:

         (1) Issue senior securities.

         (2) Borrow money, except to the extent permitted by applicable law, and provided that the Fund may not purchase additional securities if borrowings exceed 5% of total assets.

         (3) Underwrite the securities of other issuers.

         (4) Purchase real estate or real estate mortgage loans, although the underlying mutual funds in which a Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein.

         (5) Purchase or sell commodities or commodity contracts.

         (6) Make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors.

         (7) Invest more than 25% of its assets in any one industry, other than Funds that are part of the Trust.

         As a matter of non-fundamental policy, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund may not:

         (1) Purchase any securities on margin, make short sales of securities or purchase or sell puts and calls, or combinations thereof.

         (2) Invest directly in oil, gas, or other mineral exploration or development programs; provided, however, that the underlying mutual funds in which the Fund will invest may purchase the securities of companies engaged in such activities.

         (3) Purchase or retain any security other than shares of the underlying Trust Funds if (i) one or more officers or trustees of the Trust individually own or would own, directly or beneficially, more than 1/2 of 1 percent of the securities of such issuer and (ii) in the aggregate such persons own or would own more than 5% of such securities.

         (4) Invest in companies for the purpose of exercising control of management.

As a matter of fundamental policy, the Municipal Money Market Fund may not:

         (1) Purchase the securities of any issuer (except the U.S. Government, its agencies or instrumentalities, or securities which are backed by the full faith and credit of the U.S. or securities issued by state or municipal governments and their political subdivisions) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of any class of any issuer would be held by the Fund. The Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (2) Borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 10% of the value of the Fund's total assets at the time of borrowing. (No new investments will be made by the Fund while any outstanding borrowings exceed 5% of its total assets.) Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

         (3) Underwrite any issue of securities, except to the extent that the purchase of municipal obligations in accordance with the Fund's investment objectives, policies, and restrictions, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting.

         (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal fixed income securities secured by real estate or interests therein.

         (5) Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

         (6) Make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and restrictions, (ii) by engaging in repurchase transactions, and (iii) by making loans of portfolio securities not in excess of 10% of the value of the Fund's total assets.

         (7) Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell municipal bonds and notes.

         (8) Purchase securities (other than municipal bonds, notes and other fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 25% of total Fund assets would be invested in any one industry.

As a matter of non-fundamental policy, the Municipal Money Market Fund may not:

         (1) Pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

         (2) Invest more than 15% of the Fund's total assets in illiquid or restricted securities.

         (3) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

         (4) Purchase or retain the securities of any issuer other than the securities of the Fund, if, to the Fund's knowledge, those Trustees and officers of the Trust, or of the investment manager, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such outstanding securities.

         (5) Invest for the purpose of exercising control or management of another company.

         (6) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted (i) by the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (7) Purchase an industrial revenue bond if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where the payment of principal and interest are the responsibility of companies with less than three years of operating history.

         For the purposes of the investment limitations applicable to the Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and treated as an issue of such government or entity.

As a matter of fundamental policy, the Science & Technology Fund may not:

         (1) Make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

         (2) Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities), provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company.

         (3) Issue senior securities or borrow money, except from banks or other persons for non-leveraging, temporary or emergency purposes, and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets.

         (4) Make loans, although the Fund may lend portfolio securities, purchase of money market instruments and repurchase agreements or bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly distributed or privately placed debt obligations and purchase debt in accordance with the Fund's investment objective, policies and restrictions, shall not constitute the making of a loan.

         (5) Underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.

         (6) Invest directly in commodities or real estate, unless acquired as a result of ownership of securities or other instruments, or as permitted by law. However, the Fund may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

As a matter of non-fundamental policy, the Science & Technology Fund may not:

         (1) Effect short sales of securities or purchase securities on margin, except in connection with investments in options and futures contracts. Each Fund may use short-term credits when necessary to clear transactions.

         (2) Purchase illiquid securities if more than 15% of the value of its total assets would be invested in such securities, or as permitted by the 1940 Act.

         (3) Enter into reverse repurchase agreements if the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by the 1940 Act, would exceed 33 1/3% of its total assets. The Fund does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.

         (4) Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

         (5) Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

                          TEMPORARY DEFENSIVE POSITIONS

         The Funds may invest in the types of investments indicated below during periods when the Funds are assuming a temporary defensive position.


--------------------------------------------------------------------------------------------------------------------
             Fund                                                    Investments
             ----                                                    -----------
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund             Investment grade debt obligations, domestic and foreign money market obligations, including repurchase agreements, and short-term money market obligations.
--------------------------------------------------------------------------------------------------------------------
International Small Cap           Cash, cash equivalents, U.S. government obligations, commercial paper, bank
Fund                              obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund               Equity securities of companies that, at the time of purchase, have total market capitalization of $5 billion or greater and in excess of that amount, money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Global Equity Fund                Cash or short-term and medium-term debt obligations consisting of (i)
                                  obligations of U.S. or foreign governments, their respective agencies or instrumentalities, (ii) money market instruments, and (iii) instruments denominated in any currency issued by international development agencies.
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund             Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
International Equity Fund         Money market instruments, obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements.
--------------------------------------------------------------------------------------------------------------------
Growth and Income Fund            All securities authorized for purchase by the Core Bond Fund and Money Market
                                  Fund.
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                     U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents.
--------------------------------------------------------------------------------------------------------------------
Strategic Income Fund             High Quality Bonds
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                    Securities authorized for purchase by the Money Market Fund.
--------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund               Taxable high-quality short-term money market instruments.
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities        Money Market Securities.
Fund
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                 N/A
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Stock Index Fund                  Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Small Cap Index Fund              Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Socially Responsible Fund         Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund              Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Aggressive Growth Lifestyle       Cash, cash equivalents, U.S. government obligations, commercial paper, bank
Fund                              obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Moderate Growth Lifestyle         Cash, cash equivalents, U.S. government obligations, commercial paper, bank
Fund                              obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Conservative Growth Lifestyle     Cash, cash equivalents, U.S. government obligations, commercial paper, bank
Fund                              obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Municipal Money Market Fund       Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------
Science & Technology Fund         Cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions,
                                  U.S. branches of foreign depository institutions, and foreign depository institutions.
--------------------------------------------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

         The Trustees are responsible for generally overseeing the conduct of the Trust's business.

         The Trustees and officers of the Fund, together with information as to their principal occupations during the past five years, are listed below:

     Name,
     -----                                                                    Principal Occupation
     Address and Age                  Position with the Fund                  During Past Five Years
     ---------------                  ----------------------                  ----------------------
     Alice T. Kane                    Chairman of the Board,           President of the American General
     286 Congress Street              Trustee & President              Fund Group (1999-Present).  Formerly,
     Boston, MA  02210                                                 Executive Vice President, American
     Age:  52                                                          General Investment Management, L.P.
                                                                       (1998-1999); Formerly, Executive Vice
                                                                       President (1994-1998) and General
                                                                       Counsel (1986-1995) New York Life
                                                                       Insurance Company; Chair, MainStay
                                                                       Mutual Funds (1994-1998). President
                                                                       of other investment companies advised
                                                                       by the Variable Annuity Life Insurance
                                                                       Company.

     Dr. Judith L. Craven             Trustee                          Retired Administrator; Formerly
     286 Congress Street                                               President, United Way of the Texas Gulf
     Boston, MA  02210                                                 Coast (1992-1998); Director, Houston
     Age:  54                                                          Branch, Federal Reserve Bank of Dallas
                                                                       (1992-Present), Compaq Computer
                                                                       Corporation (1998-Present), Luby's Inc.
                                                                       (1998-Present), A.H. Belo Corporation
                                                                       (journalism, TV and radio)
                                                                       (1993-Present) and Sysco Corporation
                                                                       (marketing and distribution of food)
                                                                       (1996-Present).  Formerly, Board
                                                                       Member, Sisters of Charity of the
                                                                       Incarnate Word (1996-1999).

     William F. Devin                 Trustee                          Member of the Board of Governors of the
     286 Congress Street                                               Boston Stock Exchange.  Retired
     Boston, MA  02210                                                 Executive Vice President of Fidelity
     Age:  61                                                          Capital Markets, a division of National
                                                                       Financial Services Corporation in
                                                                       Boston.

     Dr. Timothy J. Ebner             Trustee                          Professor and Head, Department of
     286 Congress Street                                               Neuroscience and Visscher Chair of
     Boston, MA  02210                                                 Physiology (1998-Present), Director,
     Age:  50                                                          Graduate Program in Neuroscience,
                                                                       University of Minnesota (1991-1999).
                                                                       Formerly, Consultant to EMPI, Inc.
                                                                       (1994-1995) and Medtronic Inc.
                                                                       (manufacturers of medical products)
                                                                       (1997-1998).

     Judge Gustavo E. Gonzales, Jr.   Trustee                          Municipal Court Judge, Dallas, Texas
     286 Congress Street                                               (1995-Present); Director, Downtown
     Boston, MA  02210                                                 Dallas YMCA Board (1996-Present);
     Age:  59                                                          Director, Dallas Easter Seals Society
                                                                       (1997-Present). Formerly, private
                                                                       attorney (litigation) (1980-1995).

     Kenneth J. Lavery                Trustee                          Vice President of Massachusetts Capital
     286 Congress Street                                               Resource Company.
     Boston, MA  02210
     Age: 50

     Ben H. Love                      Trustee                          Retired.  Formerly, Director,
     286 Congress Street                                               Mid-American (waste products)
     Boston, MA  02210                                                 (1993-1997).  Formerly, Chief
     Age:  69                                                          Executive, Boy Scouts of America
                                                                       (1985-1993).

     Dr. John E. Maupin, Jr.          Trustee                          President, Meharry Medical College,
     286 Congress Street                                               Nashville, Tennessee (1994-Present);
     Boston, MA  02210                                                 Nashville Advisory Board Member, First
     Age:  53                                                          American National Bank (1996-Present);
                                                                       Director, Monarch Dental Corporation
                                                                       (1997-Present), LifePoint Hospitals,
                                                                       Inc. (1998-Present).

     Joseph T. Grause, Jr.            Trustee and                      President, AGAM (March, 2000-Present);
     286 Congress Street              Vice President                   Executive Vice President of Cypress
     Boston, MA  02210                                                 Holding Company, Inc. (November, 1995
     Age: 47                                                           to March, 2000); Senior Vice President
                                                                       of Sales and Marketing, The Shareholder
                                                                       Services Group, a subsidiary of First
                                                                       Data Corporation (May, 1993 to November,
                                                                       1995).

     John I. Fitzgerald               Secretary and                    Counsel, AGAM (April, 1997-Present);
     286 Congress Street              Vice President                   Counsel, AGFD (April, 1997-Present);
     Boston, MA  02210                                                 Prior to April, 1997, Executive Vice
     Age: 51                                                           President--Legal Affairs and Government
                                                                       Relations at the Boston Stock Exchange.

     Thomas J. Brown                  Treasurer and                    Chief Financial Officer and Chief
     286 Congress Street              Vice President                   Administrative Officer, AGAM (March,
     Boston, MA  02210                                                 2000-Present); Principal of Cypress
     Age: 53                                                           Holding Company, Inc. (July, 1997 to
                                                                       March, 2000); consultant to financial
                                                                       services industry (October, 1995 to
                                                                       June 1997); Executive Vice President,
                                                                       Boston Company Advisors (August, 1994
                                                                       to October, 1995).

     John N. Packs                    Vice President                   Director of Research, AGAM (March
     286 Congress Street                                               2000-Present); Vice President, Cypress
     Boston, MA  02210                                                 Holding Company (November 1995-March
     Age:  44                                                          2000); Prior to November 1995,
                                                                       Investment Professional, Allmerica
                                                                       Financial Services.

 *Trustee who is an "interested person", as defined in the 1940 Act.

Compensation of Trustees

         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive a quarterly retainer of $750, a fee of $750 for each meeting of the Trustees that they attend in person and a fee of $200.00 for each such meeting conducted by telephone. No pension or retirement benefits are paid to Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Fund.

Trustee Compensation Table

The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Trust for the fiscal year ended October 31, 1999:

         -------------------------------------------------------------------------------------------------------------------
                                                          COMPENSATION TABLE
         -------------------------------------------------------------------------------------------------------------------
                          (1)                                    (2)                                   (3)
                Name of Person, Position           Aggregate Compensation From the      Total Compensation From the Trust
                                                                Trust                      and Fund Complex Paid to the
                                                                                                    Trustees1
         -------------------------------------------------------------------------------------------------------------------
         William F. Devin                                       $6,200                               $19,800
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Kenneth J. Lavery                                      $6,200                               $19,800
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Alice T. Kane2                                          N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Dr. Judith L. Craven2                                   N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Dr. Timothy J. Ebner2                                   N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Judge Gustavo E. Gonzalez2                              N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Ben H. Love2                                            N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Dr. John E. Maupin2                                     N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------
         Joseph T. Grause, Jr.2                                  N/A                                   N/A
         Trustee
         -------------------------------------------------------------------------------------------------------------------

         1 The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust and as Directors of the CypressTree Senior Floating Rate Fund and the North American Senior Floating Rate Fund. By virtue of having AGAM as investment adviser, the Trust and the CypressTree Senior Floating Rate Fund and the North American Senior Floating Rate Fund were considered to be part of the same "Fund Complex" for these purposes.

         2  Elected Trustee on June 1, 2000.

         No front end sales charge or CDSC is applicable to any sale of Class A shares to a Trustee or officer of the Trust, or to the immediate families (i.e., the spouse, children, mother or father) of such persons.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Codes of Ethics

         The Trust, AGAM, and AGFD have adopted Codes of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to some restrictions.

Principal Holders of Securities

         As of February 1, 2000, the following persons owned, of record or beneficially, five percent or more of the outstanding securities of the indicated Fund classes:

--------------------------------------------------------------------------------------------------------------------
                 Fund                                        Shareholder                          % of Fund Held
                 ----                                        -----------                          --------------
--------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                     Mary W. Hamby                                                   5%
     Class A Shares                     1686 Partridge Hill Road
                                        Lancaster, SC 29720-8886

                                        Doris McPherson & Alice McPherson                               5%
                                        JTWROS TOD University of WI Med School
                                        Alice R. McPherson Retina Ins.
                                        Dr. Dan Albert, Chairman of Ophthalm.
                                        2909 Poplar Creek Lane
                                        Pearland, TX 77584-2014

                                        Dain Rauscher Incorporated FBO                                  8%
                                        Elbert J. Scribner
                                        20403 S. Hillcrest
                                        Porter, TX 77365-3858
--------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                     Janet E. Brown                                                  6%
     Class A Shares                     Emmaus Court
                                        3109 Fellowship Road
                                        Basking Ridge, NJ 07920-3904
--------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund        Class B      Southwest Securities Inc. FBO                                   7%
Shares                                  Hellen Bebb Trust
                                        P.O. Box 509002
                                        Dallas, TX 75250-9002

                                        William H. Elliot IV TTEE                                       5%
                                        William H. Elliot IV
                                        Family Ltd Partnership
                                        1105 Crumbley Road
                                        McDonough, GA 30252-4426
--------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund        Class C      Herbert Hartman & Janet Hartman CO/TTEES                        5%
Shares                                  UA DTD 1-8-92
                                        Janet Hartman Trust
                                        12850 Oak Knoll Drive
                                        Palm Beach Gardens, FL 33418-6989

--------------------------------------------------------------------------------------------------------------------
                 Fund                                        Shareholder                          % of Fund Held
                 ----                                        -----------                          --------------
--------------------------------------------------------------------------------------------------------------------
                                        Mark A. Kielar & Tammy Kielar JT/WROS                           6%
                                        1655 SW 2nd Ave.
                                        Boca Raton, FL 33432-7228

                                        Claire Koh                                                     20%
                                        963C Heritage Hills Drive
                                        Somers, NY 10589-1913
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         Paine Webber For the Benefit of                                 5%
     Class A Shares                     First Federal Savings Bank
                                        Attn:  Walter Manijak
                                        633 LaSalle Street
                                        Ottawa, IL 61350-2931
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund         Arlen J. DeYoung                                                6%
     Class C Shares                     Eileen G. DeYoung JT TEN
                                        8656 Vinup Road
                                        Lynden, WA 98264-9332
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                          State Street Bank & Trust Co.                                   9%
     Class C Shares                     FBO Shirley Einhorn R/O IRA
                                        10662 SW 79 Terr
                                        Miami, FL 33173-2912
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                          Analytical Pathology Services LTD                               5%
     Class C Shares                     PSP UA DTD 12-24-86
                                        FBO Juan Kang
                                        PMB 104
                                        11220 W. Florissant Ave.
                                        Florissant, MO 63033-6741
--------------------------------------------------------------------------------------------------------------------
Global Equity Fund                      North American Life Assurance Co.                              20%
     Class A Shares                     c/o Elliott & Page, Brett HYRB
                                        393 University Ave., Suite 2100
                                        Toronto, Ontario
                                        Canada MSG 1E6
--------------------------------------------------------------------------------------------------------------------
International Small Cap Fund            First Union Securities, Inc.                                    5%
     Class A Shares                     A/C 7285-9625
                                        Sitnasuak Native Corporation
                                        111 East Kilbourn Avenue
                                        Milwaukee, WI 53202-6611

                                        National Investor Services FBO                                  6%
                                        514-90284-16
                                        55 Water Street, 32nd Floor
                                        New York, NY 10041-3299
--------------------------------------------------------------------------------------------------------------------
International Small Cap Fund            Wexford Clearing Services Corp. FBO                             7%
     Class B Shares                     Robert M. Freeman
                                        14 Kanawha Road
                                        Richmond, VA 23226-3308
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                 Fund                                        Shareholder                          % of Fund Held
                 ----                                        -----------                          --------------
--------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                   Farmers State Bank Employees Pension                            8%
     Class A Shares                     C/O Farmers State Bank Trustee U/A
                                        Carolyn Dickerson Tr. Officer
                                        Carolyn Bollman Asst. Tr. Officer
                                        P.O. Box 538
                                        108 E. Adams Street
                                        Pittsfield, IL 62363-0538
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                           Farmers State Bank Employees Pension                            8%
     Class A Shares                     C/O Farmers State Bank Trustee U/A
                                        Carolyn Dickerson Tt. Officer
                                        Carolyn Bollman Asst. Tr. Officer
                                        P.O. Box 538
                                        108 E. Adams Street
                                        Pittsfield, IL 62363-0538
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                           Lewco Securities Corp.                                          8%
     Class A Shares                     FBO A/C #W36-900262-1-04
                                        34 Exchange Place, 4th Floor
                                        Jersey City, NJ 07302-3885
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Phyllis Hilfiker                                                7%
     Class A Shares                     8 Hasler Lane
                                        Little Silver, NJ 07739-1650

                                        North Pinnellas Anesthesia Association PA                      11%
                                        William N. Hartenbach MD & Marvin Sponaugle MD, TTEES
                                        1810 Alt 19 South, Suite N
                                        Tarpon Springs, FL 34689-1954

                                        State Street Bank & Trust Co.                                   5%
                                        Custodian for the Rollover IRA of
                                        Cathy Z. Angellis
                                        109 Simonds Road
                                        Lexington, MA 02420-1620

                                        Wexford Clearing Services Corp. FBO                             6%
                                        Constance S. Brown
                                        2800 Kellipe Road
                                        Glen Allen, VA 23059-4712
--------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                   Zorba Productions, Inc.                                         5%
     Class C Shares                     Employees Pension Plan
                                        John Faratzis Trustee
                                        84 Southport CV
                                        Bonita Springs, FL 34134-8542

                                        First Union National Bank TTEE                                 13%
                                        FBO Christian Barton PSP FBO JE Betts
                                        P/S/P U/A/D 2/1/79 A/C #5041140787 Trust
                                        Operations 1525 West WT Harris Blvd. NC 1151
                                        Charlotte, NC 28262-8522
--------------------------------------------------------------------------------------------------------------------

     As of February 1, 2000, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.



                       INVESTMENT MANAGEMENT ARRANGEMENTS

     The following information supplements the material appearing in the Prospectus.

Advisory Arrangements

     American General Asset Management ("AGAM") and American General Funds Distributors ("AGFD") are both wholly-owned subsidiaries of American General Corporation. AGAM acts as the Trust's investment adviser (the "Adviser"), while AGFD acts as the Trust's distributor (the "Distributor") and principal underwriter. The American General Corporation group of companies operate in each of the 50 states, and collectively engage in substantially all forms of financial services.

     Prior to March 10, 2000, CypressTree Asset Management Corporation, Inc., was the investment adviser to the Trust, and CypressTree Funds Distributors, Inc. was the distributor to the Trust. Prior to October 1, 1997, NASL Financial Services, Inc. was both the investment adviser and the distributor for the Trust (in such capacity, the "Former Distributor").

     Subject to the supervision of the Trustees, the Adviser oversees all aspects of the Trust's business and affairs. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without cost to the Trust. The Adviser also provides certain services, and the personnel to perform such services, to the Trust for which the Trust reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Trust and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust, except for any of those functions performed by the Trust's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Trust to the Adviser for personnel costs include employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses.

     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund.

     The following is a schedule of the management fees each Fund currently is obligated to pay AGAM under the Advisory Agreement:

                                                                   Between        Between
                                                                   -------        -------
                                                                 $50,000,000    $200,000,000
                                                                 -----------    ------------
                                                     First            and            and       Excess Over
                                                     -----            ---            ---       -----------
                                                  $ 50,000,000   $200,000,000   $500,000,000   $500,000,000
                                                  ------------   ------------   ------------   ------------
                      Funds
                      -----
     Small Cap Growth Fund......................         .950%          .950%          .950%          .950%
     International Small Cap Fund...............        1.050%         1.000%          .900%          .800%
     Mid Cap Growth Fund........................         .925%          .900%          .875%          .850%
     Global Equity Fund.........................         .900%          .900%          .700%          .700%
     Large Cap Growth Fund......................         .900%          .850%          .825%          .800%
     International Equity Fund..................         .900%          .850%          .800%          .750%
     Growth and Income Fund.....................         .725%          .675%          .625%          .550%
     Balanced Fund..............................         .775%          .725%          .675%          .625%
     Strategic Income Fund......................         .750%          .700%          .650%          .600%
     Core Bond Fund ............................         .600%          .600%          .525%          .475%
     Municipal Bond Fund........................         .600%          .600%          .600%          .600%
     U.S. Government Securities Fund............         .600%          .600%          .525%          .475%
     Money Market Fund..........................         .200%          .200%          .200%          .145%
     Mid Cap Value Fund.........................                    See Below.
     Stock Index Fund...........................         .270%          .270%          .270%          .260%
     Small Cap Index Fund.......................         .280%          .280%          .280%          .270%
     Socially Responsible Fund..................         .650%          .650%          .650%          .650%
     High Yield Bond Fund.......................         .825%          .825%          .725%          .675%
     Aggressive Growth Lifestyle Fund...........         .100%          .100%          .100%          .100%
     Moderate Growth Lifestyle Fund.............         .100%          .100%          .100%          .100%
     Conservative Growth Lifestyle Fund.........         .100%          .100%          .100%          .100%
     Municipal Money Market Fund................         .350%          .350%          .350%          .350%
     Science & Technology Fund..................         .900%          .900%          .900%          .900%

--------------

     The management fee schedule for the Mid Cap Value Fund follows: .900% on the first $100,000,000; .875% between $100,000,000 and $250,000,000; .850%
between $250,000,000 and $500,000,000; .825% between $500,000,000 and
$750,000,000, and .800% on the excess over $750,000,000 of the average net assets of the Fund.

Subadvisory Arrangements

         Under the terms of each of the Subadvisory agreements between the Adviser and a Subadvisor (the "Subadvisory Agreements"), the Subadvisor assigned to a Fund manages the investment and reinvestment of the assets of such Fund, subject to the supervision of the Trustees. The Subadvisor formulates a continuous investment program for such Fund consistent with its investment objectives and policies outlined in this Prospectus. The Subadvisor implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees with respect to their implementation.

         As compensation for their services, the Subadvisors receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the current value of the net assets of the Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Fund, and multiplying this product by the value of the net assets of the Fund at the close of business on the previous business day of the Fund. Once the average net assets of a Fund exceed specified amounts, the fee is reduced with respect to the excess. Absent any applicable fee waivers, the following is a schedule of the management fees the Adviser is obligated to pay the Subadvisors for each Fund under the Subadvisory Agreements. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE FUNDS OR THEIR SHAREHOLDERS.

         The following is a schedule of fees paid by the Adviser to the Subadvisors.

                                                               Between        Between
                                                               -------        -------
                                                             $50,000,000   $200,000,000
                                                             -----------   ------------
                                                 First           and            and       Excess Over
                                                 -----           ---            ---       -----------
                                             $ 50,000,000   $200,000,000   $500,000,000   $500,000,000
                                             ------------   ------------   ------------   ------------
                Funds
                -----
Small Cap Growth Fund......................         .550%          .550%          .550%          .550%
International Small Cap Fund...............         .650%          .600%          .500%          .400%
Mid Cap Growth Fund........................          525%          .500%          .475%          .450%
Global Equity Fund.........................         .500%          .450%          .375%          .325%
Large Cap Growth Fund......................         .500%          .450%          .425%          .400%
International Equity Fund..................         .500%          .450%          .400%          .350%
Growth and Income Fund.....................         .325%          .275%          .225%          .150%
Balanced Fund..............................         .375%          .325%          .275%          .225%
Strategic Income Fund......................         .350%          .300%          .250%          .200%
Core Bond Fund.............................         .225%          .225%          .150%          .100%
Municipal Bond Fund........................         .250%          .250%          .250%          .250%
U.S. Government Securities Fund............         .225%          .225%          .150%          .100%
Money Market Fund..........................         .075%          .075%          .075%          .020%
Mid Cap Value Fund.........................                    See below.
Stock Index Fund...........................                    See below.
Small Cap Index Fund.......................                    See below.
Socially Responsible Fund..................         .250%          .250%          .250%          .250%
High Yield Bond Fund.......................         .450%          .450%          .350%          .300%
Aggressive Growth Lifestyle Fund...........         .100%          .100%          .100%          .100%
Moderate Growth Lifestyle Fund.............         .100%          .100%          .100%          .100%
Conservative Growth Lifestyle Fund.........         .100%          .100%          .100%          .100%
Municipal Money Market Fund................         .250%          .250%          .200%          .150%
Science & Technology Fund..................         .600%          .600%          .600%          .550%

-----------

     The Subadvisory fee schedules for the Mid Cap Value Fund, the Stock Index Fund, and the Small Cap Index Fund follow: For the Mid Cap Value Fund, AGAM pays the Subadvisor a fee at the rate of .500% on the first $100,000,000, .475% between $100,000,000 and $250,000,000, .450% between $250,000,000 and
$500,000,000, .425% between $500,000,000 and $750,000,000, and .400% on the excess over $750,000,000. For the Stock Index Fund, AGAM pays the Subadvisor a fee at the rate of .020% of the first $2,000,000,000 and .010% on the excess over $2,000,000,000. For the Small Cap Index Fund, AGAM pays the Subadvisor a fee at the rate of .030% on the first $150,000,000 and .020% on the excess over $150,000,000.

     For the fiscal years ended October 31, 1997, 1998 and 1999, the Trust paid total advisory fees to the Adviser of $6,327,793; 7,129,573, and $6,960,548 respectively. The dollar amounts represented by each of the Funds are as follows:

Fund                                                   11/1/96 to      11/1/97      11/1/98 to
                                                         10/31/97           to        10/31/99
                                                                      10/31/98
===============================================================================================
Mid Cap Growth Fund                                       217,083      313,427         390,888
International Small Cap Fund                              175,637      181,592         159,614
Large Cap Growth Fund                                     178,839      255,953         335,777
Global Equity Fund                                      1,106,316    1,164,468         951,657
Growth and Income Fund                                  1,112,269    1,527,239       1,912,464
International Equity Fund                                 280,663      257,885         230,737
Strategic Income Fund                                     561,512      619,206         498,515


Core Bond Fund                                            113,993      102,778          94,898
U.S. Government Fund                                      567,391      479,512         411,390
Municipal Bond Fund                                       109,842      102,477          89,986
Money Market Fund                                          40,088       38,630          44,172
Balanced Fund                                             735,884      747,288         681,955
Small Cap Growth Fund                                         N/A       *3,034           9,513
Mid Cap Value Fund                                            N/A          N/A             N/A
Stock Index Fund                                              N/A          N/A             N/A
Small Cap Index Fund                                          N/A          N/A             N/A
Socially Responsible Fund                                     N/A          N/A             N/A
High Yield Bond Fund                                          N/A          N/A             N/A
Aggressive Growth Lifestyle Fund                              N/A          N/A             N/A
Moderate Growth Lifestyle Fund                                N/A          N/A             N/A
Conservative Growth Lifestyle Fund                            N/A          N/A             N/A
Municipal Money Market Fund                                   N/A          N/A             N/A
Science & Technology Fund                                     N/A          N/A             N/A

     *For the period January 6, 1998 (commencement of operations) to October 31,
      1998.

For the same periods, the Adviser paid total Subadvisory fees of $2,949,885; $3,386,336 and $3,299,474 respectively. The dollar amounts represented by each of the Funds are as follows:


Fund                                                 11/1/96 to                11/1/97 to                11/1/98 to
                                                       10/31/97                  10/31/98                  10/31/99
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                                     123,209                   177,891                   221,855
International Small Cap Fund                            108,728                   112,414                    98,810
Large Cap Growth Fund                                    99,355                   142,195                   186,543
Global Equity Fund                                      578,158                   607,233                   500,828
Growth and Income Fund                                  467,961                   629,517                   768,487
International Equity Fund                               155,924                   143,270                   128,186
Strategic Income Fund                                   254,934                   279,664                   227,935
Core Bond Fund                                           42,747                    38,542                    35,587
U.S. Government Fund                                    212,772                   179,817                   154,269
Municipal Bond Fund                                      45,768                    42,359                    37,494
Money Market Fund                                        15,033                    14,486                    16,565
Balanced Fund                                           339,031                   348,785                   319,497
Small Cap Growth Fund                                       N/A                    *1,756                     5,910
Mid Cap Value Fund                                          N/A                       N/A                       N/A
Stock Index Fund                                            N/A                       N/A                       N/A
Small Cap Index Fund                                        N/A                       N/A                       N/A
Socially Responsible Fund                                   N/A                       N/A                       N/A
High Yield Bond Fund                                        N/A                       N/A                       N/A
Aggressive Growth Lifestyle Fund                            N/A                       N/A                       N/A
Moderate Growth Lifestyle Fund                              N/A                       N/A                       N/A
Conservative Growth Lifestyle Fund                          N/A                       N/A                       N/A
Municipal Money Market Fund                                 N/A                       N/A                       N/A


Science & Technology Fund                                   N/A                       N/A                       N/A

         *For the period January 6, 1998 (commencement of operations) to October 31, 1998.

        For the year ended October 31, 1999 the net investment advisory fees retained by the Adviser after payment of Subadvisory fees was $3,661,074, allocated among the portfolios as follows:

                                                 Dollar Amount                           Annual Percentage of
                                                 -------------                           --------------------
                                                                                           Fund Net Assets
                                                                                           ---------------
Mid Cap Growth Fund                               $   169,033                                    0.40%
International Small Cap Fund                      $    60,804                                    0.40%
Large Cap Growth Fund                             $   149,234                                    0.40%
Global Equity Fund                                $   450,829                                    0.43%
International Equity Fund                         $   102,551                                    0.40%
Growth and Income Fund                            $ 1,143,977                                    0.40%
Balanced Fund                                     $   362,458                                    0.40%
Strategic Income Fund                             $   270,580                                    0.40%
Core Bond Fund                                    $    59,311                                    0.38%
Municipal Bond Fund                               $    52,492                                    0.35%
U.S. Government Securities Fund                   $   257,121                                    0.38%
Money Market Fund                                 $    27,607                                    0.13%
Small Cap Growth Fund                             $     3,603                                    0.36%
Mid Cap Value Fund                                        N/A                                  N/A
Stock Index Fund                                          N/A                                  N/A
Small Cap Index Fund                                      N/A                                  N/A
Socially Responsible Fund                                 N/A                                  N/A
High Yield Bond Fund                                      N/A                                  N/A
Aggressive Growth Lifestyle Fund                          N/A                                  N/A
Moderate Growth Lifestyle Fund                            N/A                                  N/A
Conservative Growth Lifestyle Fund                        N/A                                  N/A
Municipal Money Market Fund                               N/A                                  N/A
Science & Technology Fund                                 N/A                                  N/A

         The Advisory Agreement and each Subadvisory Agreement (collectively, the "Agreements") will continue in effect as to a Fund for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that Fund only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of each of the Funds of the Fund, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Fund.

         The Agreements may be terminated at any time, without the payment of penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the applicable Fund of the Trust, with respect to any Fund by the vote of a majority of the outstanding shares of such Fund, or by the Adviser or applicable Subadvisor on 60 days' written notice to the other party or parties to the Agreement and, in the case of the Subadvisory Agreements, to the Fund. Each of the Agreements will automatically terminate in the event of its assignment.

         The Agreements may be amended by the parties provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust or applicable Fund(s), as the case may be, and by the vote of a majority of the Trustees who are not interested persons of the Trust, of the Adviser or of the applicable Subadvisor, cast in person at a meeting called for the purpose of voting upon such approval. The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Fund affected by the amendment or (ii) all the Funds of the Trust.

         Each Subadvisory Agreement provides that the Subadvisor will not be liable to the Trust or the Adviser for any losses resulting from any matters to which the agreement relates other than losses resulting from the Subadvisor's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

Fund Expenses

         Subject to the expense waiver discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except for: (1) those expenses the Adviser has agreed to bear pursuant to the Advisory Agreement, (2) those expenses the Distributor has agreed to bear pursuant to its Distribution Agreement with the Trust, or (3) those expenses the Subadvisors have agreed to pay pursuant to the Subadvisory Agreements. Among the expenses to be borne by the Fund, in addition to certain expenses incurred by the Adviser or Distributor, as described above, are the expense of the advisory and distribution fees; all charges and expenses relating to the transfer, safekeeping, servicing and accounting for the Trust's property, including charges of depositories, custodians and other agents; all expenses of maintaining and servicing shareholder accounts, including charges of the Trust's transfer, dividend disbursing, shareholder recordkeeping, redemption and other agents; costs of shareholder reports and other communications to current shareholders; the expenses of meetings of the Trust's shareholders and the solicitation of management proxies in connection therewith; all expenses of preparing Trust Prospectuses and Statements of Additional Information; the expenses of determining the Trusts' net asset value per share; the compensation of Trustees who are not directors, officers or employees of the Adviser and all expenses of meetings of the Trustees; all charges for services and expenses of the Trust's legal counsel and independent auditors; all fees and expenses of registering and qualifying, and maintaining the registration and qualification of, the Trust and its shares under all federal and state laws applicable to the Trust and its business activities; all expenses associated with the issue, transfer and redemption of Trust shares; brokers' and other charges incident to the purchase, sale or lending of the Trust's securities; taxes and other governmental fees payable by the Fund; and any nonrecurring expenses including litigation expenses and any expenses the Trust may incur as a result of its obligation to indemnify its Trustees, officers and agents. All expenses are accrued daily and deducted from total income before dividends are paid.

                               DISTRIBUTION PLANS

         The Trust currently offers four classes of shares in each Fund: "Class A" shares, "Class B" shares, "Class C" shares, and "Institutional Class I" shares. In addition, the Core Bond Fund and the High Yield Bond Fund also offer "Institutional Class II" shares. Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor.

         In addition to the front end sales charge which may be deducted at the time of purchase of Class A shares and the CDSC which may apply on redemption of Class B shares, each class of shares of each Fund is authorized under the Distribution Plan applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act to use the assets attributable to such class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are "compensation" plans providing for the payment of a fixed percentage of average net assets to finance distribution expenses. The Plans provide for the payment by each class of shares of each Fund of the Trust, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Fund. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") and to Service Organizations for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

         Under the Class A Plan, Class A shares of each Fund (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee," and Class A shares of the Money Market Fund bear no such fees. Under the Class B Plan, Class B shares of each Fund (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Fund (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

         Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Trust may reasonably request, provision to the Trust of such information, analyses and opinions with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities.

         The distribution and service fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase shares without the assessment of a front end sales charge, and, with respect to the Class C shares, without the assessment of a front end sales charge or a CDSC, and at the same time permit the Distributor to compensate securities dealers with respect to sales of such shares.

         The amounts payable by the Aggressive Growth LifeStyle Fund, the Moderate Growth LifeStyle Fund and the Conservative Growth LifeStyle Fund (the "LifeStyle Funds") under the Plans to the Distributor or any other party will be reduced by any amounts paid with respect to the Institutional Class I Shares of each Portfolio in which a LifeStyle Fund invests (each an "Underlying Portfolio") pursuant to the Administrative and Shareholder Services Agreement (the "Services Agreement") between the Fund and American General Asset Management Corp. To the extent that any payments made by an Underlying Portfolio pursuant the Services Agreement should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the meaning of the Rule, then such payments shall be deemed authorized by the Plans.

         The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor.

         The Distributor may from time to time assist dealers by, among other things, providing sales literature to, and holding educational programs for the benefit of, dealers' registered representatives. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds of the Trust. The Distributor will also provide additional promotional incentives to dealers in connection with sales of shares of all classes of the Funds of the Trust. These incentives shall include payment for travel expenses, including lodging (which may be at a luxury resort), incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by the Distributor, any applicable Distribution Plan payments or the Distributor's other resources. Other than Distribution Plan payments, the Fund does not bear distribution expenses. The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

         Each of the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor currently pays a trail commission to securities dealers, with respect to accounts that such dealers continue to service for shares sold after April 1, 1994 as follows: Class A shares--.25% annually, commencing from the date the purchase order is accepted, for all Funds (except the Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); Class B shares--.25% annually, for all Funds (except the Municipal Bond Fund, for which the trail commission is .15%, and the Money Market Fund, for which no trail commission is paid); and Class C shares--1.0% annually, for all Funds other than the Core Bond, U.S. Government Securities, Municipal Bond and Money Market Funds and .90% annually, for the Core Bond, U.S. Government Securities and Municipal Bond Fund (no trail commission is paid on the Money Market Fund). The trail commission payable following conversion of Class B and Class C shares to Class A shares will be in accordance with the amounts paid for Class A shares. For Class B and Class C shares sold on or after May 1, 1995, trail commissions commence 13 months after purchase. For Class B and Class C shares sold prior to May 1, 1995, trail commissions commence the date the purchase order is accepted. Trail commissions for shares sold prior to April 1, 1994 will be paid as noted below.

         In the case of Class B shares and Class C shares sold on or after May 1, 1995, the Distributor and, with respect to shares purchased before October 1, 1997, the Former Distributor, will advance to securities dealers the first year service fee at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, the Distributor may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. In the case of sales of Class B shares, the Distributor will pay each dealer a fee of 4% of the amount of Class B shares purchased (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class B of the Money Market Fund. In the case of sales of Class C shares, the Distributor will pay each securities dealer a fee of 1% (0.90% in the case of the Core Bond, U.S. Government Securities and Municipal Bond Fund of the purchase price of Class C shares purchased through such securities dealer (0.25% is the advancement of the first year service fee and the remainder is a commission or transaction fee). No commission or transaction fee is paid for sales of shares of Class C of the Money Market Fund.

         In adopting the Plans, the Trustees determined that the adoption of the Plans is in the best interests of the Trust and its shareholders, that there is a reasonable likelihood that the Plans will benefit the Trust and its shareholders, and that the Plans are essential to, and an integral part of, the Trust's program for financing the sale of shares of the various Funds of the Trust to the public.

         The Distributor is a broker/dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act") and a member of the NASD. The Distributor's address is the same as that of the Trust.

         Neither a Plan nor any related agreements can take effect until approved by a majority vote of both all the Trustees and those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of a Plan or in any agreements related to it (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on such Plan and the related agreements.

         The Plans will continue in effect only so long as their continuance is specifically approved at least annually by the Trustees in the manner. The Trustees will receive quarterly and annual statements concerning distribution and shareholder servicing expenditures. In such statements, only expenditures properly attributable to the sale or servicing of a particular class of shares will be used to justify any distribution or servicing fee charged to that class. Expenditures not related to the sale or servicing of a particular class will not be presented to the Trustees to justify any fee attributable to that class. The statements, including the allocations upon which they are based, will be subject to the review and approval of the Qualified Trustees in the exercise of their fiduciary duty. Each Plan may be terminated at any time with respect to any one or more Funds by a majority vote of the Qualified Trustees or by vote of a majority of the outstanding voting securities attributable to Class A, Class B and Class C shares, as applicable, of such Fund or Funds. If a Plan is terminated by the Trustees or is otherwise discontinued with respect to one or more Funds, no further payments would be made by the Trust in respect of the Class A, Class B and Class C shares, as applicable, of such Fund or Funds under that Plan. A Plan may remain in effect with respect to Class A, Class B, Class C or shares, as applicable, of a Fund even if it has been terminated with respect to the Class A, Class B and Class C shares, as applicable, of one or more other Funds.

         A Plan may not be amended with respect to any class of any Fund so as to materially increase the amount of the fees payable thereunder unless the amendment is approved by a vote of at least a majority of the outstanding voting securities of such class of such Fund. In addition, no material amendment to a Plan may be made unless approved by the Trustees in the manner described above for Trustee approval of the Plans.

         For the period November 1, 1998 to October 31, 1999, the Fund paid distribution and service fees pursuant to the Class A Plan to the Distributor of $668,952 comprised of:

$ 20,192   from the Mid Cap Growth Fund,
$  7,675   from the International Small Cap Fund,
$ 17,231   from the Large Cap Growth Fund,
$ 81,774   from the Global Equity Fund,
$158,039   from the Growth and Income Fund,
$ 42,157   from the Strategic Income Fund,
$ 41,514   from the Balanced Fund,
$ 19,724   from the Core Bond Fund,
$151,280   from the U.S. Government Securities Fund,
$ 13,640   from the International Equity Fund,
$  8,045   from the Municipal Bond Fund, and
$    687   from the Small Cap Growth Fund.

           For the period November 1, 1998 to October 31, 1999, the Fund paid distribution and service fees pursuant to the Class B Plan to the Distributor of $2,842,892 comprised of:

$171,666   from the Mid Cap Growth Fund,
$ 71,002   from the International Small Cap Fund,
$149,211   from the Large Cap Growth Fund,
$288,848   from the Global Equity Fund,
$943,742   from the Growth and Income Fund,
$268,194   from the Strategic Income Fund,
$170,727   from the Balanced Fund,
$ 46,976   from the Core Bond Fund,

$131,921   from the U.S. Government Securities Fund,
$145,027   from the International Equity Fund,
$ 49,930   from the Municipal Bond Fund, and
$  5,043   from the Small Cap Growth Fund.

           For the period November 1, 1998 to October 31, 1999, the Fund paid distribution and service fees pursuant to the Class C Plan to the Distributor of $4,514,731, comprised of:

$  193,223   from the Mid Cap Growth Fund,
$   59,084   from the International Small Cap Fund,
$  174,643   from the Large Cap Growth Fund,
$  534,908   from the Global Equity Fund,
$1,464,659   from the Growth and Income Fund,
$  287,809   from the Strategic Income Fund,
$  616,807   from the Balanced Fund,
$   54,899   from the Core Bond Fund,
$  121,489   from the U.S. Government Securities Fund,
$   72,373   from the International Equity Fund,
$   46,413   from the Municipal Bond Fund, and
$    3,007   from the Small Cap Growth Fund.

Underwriters

           For the periods November 1, 1996 to October 31, 1997, November 1, 1997 to October 31, 1998 and November 1, 1998 to October 31, 1999, the Distributor received underwriting commissions of $880,600; $720,619 and $369,102, respectively. The dollar amounts were comprised as reflected below, with respect to shares of the following Funds:


Fund
                                                           11/1/96 to      11/1/97 to      11/1/98 to
                                                             10/31/97        10/31/98        10/31/99

Mid Cap Growth Fund                                            49,974          37,678          29,267
International Small Cap Fund                                   33,696           7,460           2,890
Large Cap Growth Fund                                          36,270          35,566          26,686
Global Equity Fund                                             36,504          50,852          39,745
Growth and Income Fund                                        256,762         232,745         179,324
International Equity Fund                                      33,761          10,257          13,846
Strategic Income Fund                                         104,745          52,633           9,887
Core Bond Fund                                                 16,552          18,138           5,727
U.S. Government Fund                                          120,538          58,690          19,362
Municipal Bond Fund                                             7,803          15,834           1,493
Balanced Fund                                                  46,676          37,883          12,245
Small Cap Growth Fund                                             N/A          *2,821           1,949
Mid Cap Value Fund                                                N/A             N/A             N/A
Stock Index Fund                                                  N/A             N/A             N/A
Small Cap Index Fund                                              N/A             N/A             N/A
Socially Responsible Fund                                         N/A             N/A             N/A
High Yield Bond Fund                                              N/A             N/A             N/A
Aggressive Growth Lifestyle Fund                                  N/A             N/A             N/A
Moderate Growth Lifestyle Fund                                    N/A             N/A             N/A
Conservative Growth Lifestyle Fund                                N/A             N/A             N/A
Municipal Money Market Fund                                       N/A             N/A             N/A

Science & Technology Fund              N/A             N/A             N/A


* For the period January 6, 1998 (commencement of operations) to October 31,
  1998.


         Of the total underwriting commissions received during the three fiscal year periods, $0, $95,918 and $58,916, respectively, were retained by the Distributor. The balance of such commissions was paid to securities dealers and the promotional agent. During such periods the Distributor did not receive directly or indirectly from the Trust any compensation on the redemption or repurchase of Trust shares, brokerage commissions or other underwriting compensation.

Administrative and Shareholder Services

         The Trust has adopted an Administrative and Shareholder Services Agreement with American General Asset Management Corp. pursuant to which Institutional Class I shares pay an administrative fee of 25 basis points for administrative and shareholder services.

                               PORTFOLIO BROKERAGE

         Pursuant to the Subadvisory Agreements, the Subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds, the portfolio transactions for which are the responsibility of the Adviser. The Subadvisors have no formula for the distribution of the Funds' brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         The Subadvisors consider various factors in selecting brokers through which orders for client accounts are executed. The Subadvisors' primary consideration is the broker's ability to provide the best execution of the trade (including both trade price and commission). Assuming equal execution capabilities, the Subadvisors also take other factors into account.

         In determining which brokers provide best execution, the Subadvisors look primarily to the stock price quoted by the broker, and normally place orders with the broker through which they can obtain the most favorable price. If the same price is available from more than one broker, a Subadvisor's judgment as to the following factors may influence the selection of a broker for a particular trade: the execution, clearance and settlement capabilities of the brokers under consideration; the nature of the security being traded; the difficulty of execution; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the financial stability of the brokers under consideration; actual or apparent operational problems of any broker under consideration; and the negotiated commission rates available at the time of the trade. The Subadvisors may also consider the willingness of particular brokers to sell shares of the Fund, subject to best execution and difficulty of execution.

         The Subadvisors may also consider the nature and extent of research services provided when they select brokers. Assuming equal execution capabilities as described above, the Subadvisors may direct commission business to brokers who provide research services. Such services include, but are not limited to: analyses and reports concerning economic factors and trends, industries, specific securities, portfolio strategy, and valuation and performance of accounts; advice regarding critical factors supporting research recommendations and special reports or information based on the specific requests of a Subadvisor's portfolio manager/analysts. The Subadvisors may also from time to time obtain research services prepared by third parties and provided by brokers in exchange for a predetermined amount of commission business. These services include portfolio monitoring, analysis and performance measurement systems, various economic forecasting and research services covering stocks and bonds, research and trading conferences, and a source of information as to block trading opportunities. Some third party arrangements are cancelable at any time while others require notice. Such third party arrangements do not involve a substantial amount of the Subadvisors' commission business on behalf of clients.

         In accordance with industry practice, commission rates are normally determined through negotiations with brokers conducted by the Subadvisors' traders. These negotiations take into account industry norms for particular transactions, the size and type of trades, the size and expertise of the brokerage firm involved and the nature of brokerage and research services provided, including special services in connection with a particular trade. (Such special services could include, among other things, the assumption of market risk in connection with a trade or series of trades or the facilitation of trades in a thin or volatile market.) Commission rates paid by the Subadvisors in those cases may be higher than those charged by brokers for execution of similar trades without the provision of research and/or special services.

         No precise monetary value can be assigned to research and special execution services furnished to the Subadvisors by brokers. The Subadvisors will review all research services and will determine if the amounts of commissions directed to brokers are reasonable in relation to the value of the brokerage and research services provided, viewed in terms of both particular transactions and the Subadvisors' overall responsibilities with respect to the accounts over which they exercise investment discretion. Each Subadvisor will maintain an internal allocation procedure to identify those brokers who provide them with research services and the amount of research services they provide, and will endeavor to direct sufficient commissions to them to ensure the continued receipt of such services as the Subadvisor believes to be valuable.

         Research services furnished by brokers may be used in servicing all of the Funds of the Trust advised by a Subadvisor and any other accounts over which that Subadvisor exercises investment discretion, although not all of such services may be used in connection with any particular Fund that paid commissions to the brokers providing such services.

         The Subadvisors' practices in selecting brokers will be reviewed periodically by the Trustees.

         The Subadvisors and/or their affiliates currently manage portfolios and accounts other than those of the Trust. Although investment recommendations or determinations for the Trust's Funds will be made by the Subadvisors independently from the investment recommendations and determinations made by them for any other portfolio or account or by the Subadvisors' affiliates for the portfolios or accounts they manage, investments deemed appropriate for the Trust's Funds by the Subadvisors may also be deemed appropriate by them or affiliated advisers for other portfolios or accounts, so that the same security may be purchased or sold at or about the same time for both the Trust's Funds and such other portfolios or accounts. In such circumstances, the Subadvisors may determine that orders for the purchase or sale of the same security for the Trust's Funds and one or more other portfolios or accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisors to be equitable and in the best interests of the Trust's Funds and such other portfolios or accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Subadvisors and the Trust believe that its participation in such transactions on balance will produce better overall results for the Trust.

         For the fiscal years ended October 31, 1997, 1998 and 1999, the Funds paid brokerage commissions in connection with portfolio transactions of $1,102,121; $1,033,506 and $1,476,984, respectively. The dollar amounts represented by each of the Funds are as follows:

Fund
                                          11/1/96 to               11/1/97 to                11/1/98 to
                                            10/31/97                 10/31/98                  10/31/99
----------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                           70,946                  123,987                   142,896
International Small Cap Fund                  64,279                   37,107                   164,253
Large Cap Growth Fund                         62,974                   59,360                    74,175
Global Equity Fund                           185,238                  156,058                   254,432
Growth and Income Fund                       135,545                   96,897                   161,296
International Equity Fund                    108,863                  151,566                    81,511
Balanced Fund                                375,418                  321,229                   293,100
Small Cap Growth Fund                            N/A                    1,195                     1,405

From November 1, 1998 to October 31, 1999, brokerage commissions were paid to Salomon Smith Barney as follows:
--------------------

Fund
                                                                                        % of aggregate $
                                                            % of Trust's Brokerage      amount of
                                              11/0/98 to    Commissions Represented     transactions for the
                                                10/31/99    for the period              period
---------------------------------------------------------------------------------------------------------------
International Small Cap Fund                          12              0.00%                   0.00%
International Equity Fund                          3,794              4.65%                   3.52%
Global Equity Fund                                13,375              5.25%                   4.46%
Small Cap Growth Fund                                 13              0.93%                   1.07%
Large Cap Growth Fund                              2,773              3.74%                   5.45%
Growth & Income Fund                               5,316              3.30%                   2.38%
Balanced Fund                                      3,232              1.10%                   1.94%

From November 1, 1998 to October 31, 1999, brokerage commissions were paid to J.P. Morgan Securities as follows:
----------------------

                                                                                      % of aggregate $
                                                        % of Trust's Brokerage       amount of
                                           11/0/98 to   Commissions Represented      transactions for the
Fund                                         10/31/99   or the period                period
-----------------------------------------------------------------------------------------------------------
International Small Cap Fund                      169               1.00%                    0.11%
International Equity Fund                         485               0.59%                    0.34%
Global Equity Fund                             10,986               4.32%                    3.38%
Large Cap Growth Fund                           2,341               3.16%                    3.31%
Growth & Income Fund                            3,306               2.05%                    2.38%
Balanced Fund                                   9,958               3.40%                    3.63%

                             MULTIPLE PRICING SYSTEM

The Trust's Multiple Pricing System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.

Class A Shares. Purchases of Class A shares of less than $1 million are offered for sale at net asset value per share plus a front end sales charge of up to 4.75% payable at the time of purchase (with the exception of Class A shares of the Money Market Fund, which are offered without such a charge). Purchases of Class A shares of $1 million or more are offered for sale at net asset value without a front end sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% of the dollar amount subject thereto during the first year after purchase. In addition, Class A shares are subject to a distribution fee of up to .10% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class A shares of the Money Market Fund, which bear no such fees, and Class A shares of the Municipal Bond Fund, which are subject to a service fee of up to
 .15% of Class A average annual net assets and are not subject to any distribution fee). Certain purchases of Class A shares qualify for reduced front end sales charges.

Class B Shares. Class B shares are offered for sale for purchases of $250,000 or less. Class B shares are offered for sale at net asset value without a front end sales charge, but are subject to a CDSC of 5% of the dollar amount subject thereto during the first and second year after purchase, and declining by 1% each year thereafter to 0% after the sixth year. In addition, Class B shares are subject to a distribution fee of up to .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class B shares of the Money Market Fund, which bear no such fees). The Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class B shares purchased on or after October 1, 1997 will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Class C Shares. Class C shares are offered for purchases of less than $1 million, at net asset value without a front end sales charge. Class C shares are subject to a CDSC of 1% of the dollar amount subject thereto during the first year after purchase. Class C shares are subject to a distribution fee of up to
 .75% of their respective average annual net assets and a service fee of up to .25% of their respective average annual net assets (with the exception of Class
C shares of the Money Market Fund, which bear no such fees). Class C shares, like Class B shares, enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than Class A shares. Class C shares purchased on or after July 1, 1999 will not be converted to Class A shares after ten years. Class C shares purchased before July 1, 1999 will automatically convert to Class A shares ten years after the end of the calendar month in which the shareholder's order to purchase was accepted.

Institutional Class I Shares. Institutional Class I shares are offered for sale only through employer plans. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust. Institutional Class I shares of each Fund are subject to an administrative services fee of .25% of each Fund's respective average annual net assets.

Institutional Class II Shares. Institutional Class II shares are offered for sale only through employer plans, and are available for the Core Bond Fund and High Yield Bond Fund only. Institutional Class II shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $500 million with the Trust.

Contingent Deferred Sales Charge. Purchases of $1 million or more of Class A shares are subject to a CDSC of 1% if redeemed within one year of purchase; purchases of Class B shares are subject to a CDSC of 5% during the first and second year after purchase declining by 1% each year thereafter to 0% after the sixth year; and Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. The applicable percentage is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The CDSC is not applicable with respect to redemption of shares of the Money Market Fund which were initially purchased as such and which were never exchanged for shares of the same class of another Fund. However, in the case of shares of the Money Market Fund which were obtained through an exchange, such shares are subject to any applicable CDSC due at redemption. Similarly, shares initially purchased as shares of the Money Market Fund which are subsequently exchanged for shares of the same class of other Funds will be subject to any applicable CDSC due at redemption.

Conversion Feature. Class B shares (purchased on or after October 1, 1997) and Class C shares (purchased before July 1, 1999) of all Funds except the Money Market Fund will automatically convert to Class A shares eight years and ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted and will thereafter no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. (For Class B shares purchased prior to October 1, 1997 such conversion will take place six years after purchase.) Class B and Class C shares of the Money Market Fund do not convert to Class A shares of the Money Market Fund at any time, as shares of all classes of the Money Market Fund do not bear any distribution or service fees. In addition, because Class B and Class C shares of the Money Market Fund are not subject to any distribution or service fees, the applicable conversion period is tolled for any period of time in which Class B or Class C shares are held in that Fund. For example, if Class B shares of a Fund other than the Money Market Fund are exchanged for Class B shares of the Money Market Fund two years after purchase and are subsequently exchanged one year later for Class B shares of a Fund other than the Money Market Fund, the one year of ownership in the Money Market Fund does not count in the determination of the time of conversion to Class A shares.

For purposes of the conversion of Class B and Class C shares to Class A shares, shares purchased through the reinvestment of dividends and distributions paid on Class B shares, or purchased prior to July 1, 1999 through the reinvestment of dividends or distributions paid on Class C shares, as the case may be, will be considered to be held in a separate sub-account. Each time any Class B shares or Class C shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares or Class C shares, as the case may be, in the sub-account will also convert to Class A shares.

The Trust believes that the conversion of either Class B or Class C shares to Class A shares does not constitute a taxable event under Federal income tax law. If the Trust's view on this matter changes, it may suspend conversion of Class B or Class C shares. In that event, which the Trust considers unlikely, no further conversions of Class B or Class C shares would occur, and those shares might continue to be subject to higher distribution and service fees for an indefinite period that may extend beyond the period ending eight years or ten years, respectively, after the end of the calendar month in which the shareholder's order to purchase was accepted.

Factors for Consideration. The Trust's Multiple Pricing System is designed to provide investors with the option of choosing the class of shares which is best suited to their individual circumstances and objectives. The different sales charges, distribution and service fees and conversion features applicable to each class, as outlined above, should all be taken into consideration by investors in making the determination of which alternative is best suited for them. To assist investors in evaluating the costs and benefits of purchasing shares of each class, the information provided above under the caption "Fee Table and Example" sets forth the charges applicable to each class of shares and illustrates an example of a hypothetical investment in each class of shares of each Fund.

There are several key distinctions among the classes of shares that investors should understand and evaluate in comparing the options presented by the Multiple Pricing System. Class A shares are subject to lower distribution and service fees than are Class B and Class C shares, and, accordingly, pay correspondingly higher dividends per share. However, because a front end sales charge is deducted at the time of purchase for purchases of less than $1 million of Class A shares, investors purchasing Class A shares do not have all of their funds invested initially and, therefore, initially own fewer shares than they would own if they had invested the identical sum in Class B shares or Class C shares instead. In addition, Class C shares are subject to the same ongoing distribution and service fees as Class B shares but are subject to a CDSC for a shorter period of time (one year as opposed to six years) than Class B shares. However, Class B shares convert to Class A shares, and lower ongoing distribution and service fees, in a shorter time frame than do Class C shares.

In light of these distinctions among the classes of shares, investors should weigh such factors as (i) whether they qualify for a reduced front end sales load for a purchase of Class A shares; (ii) whether, at the time of purchase, they anticipate being subject to a CDSC upon redemption if they purchase Class A shares (purchases of $1 million or more), Class B shares or Class C shares;
(iii) the differential in the relative amounts that would be paid during the anticipated life of investments (which are made at the same time and in the same amount) in each class which are attributable to (a) the front end sales charge (for purchases of less than $1 million) and any applicable CDSC (for purchases of $1 million or more) and accumulated distribution and service fees payable with respect to Class A shares and (b) the accumulated distribution and service fees (and any applicable CDSC) payable with respect to Class B shares or Class C shares prior to their conversion to Class A shares; and (iv) to what extent the differential referred to above might be offset by the higher yield of Class A shares. Investors should also weigh these considerations against the fact that the higher continued distribution and service fees associated with Class B shares and Class C shares will be offset to the extent any return is realized on the additional funds initially invested and that there can be no assurance as to the return, if any, which will be realized on such additional funds. Class A shares are, in general, the most beneficial for the investor who qualifies for reduced front end sales charges. For this reason, Class B shares are not offered for purchases in excess of $250,000 and Class C shares are not offered for purchases of $1 million or more. Investors should consult their investment representative for assistance in evaluating the relative benefits of the different classes of shares.

Dividends paid by a Fund with respect to each class of shares will be calculated in substantially the same manner at the same time on the same day, except that distribution and service fees and any other costs specifically attributable to a particular class of shares will be borne solely by the applicable class. Shares of a Fund may be exchanged for shares of the same class of any other Fund, but not for shares of other classes of any Fund.

Taxable dividends from any source, other than long-term capital gains, distributed to individuals by mutual funds are currently taxed at federal income tax rates of up to 39.6%, and the effective tax rate may be higher due to limitations at higher income levels on allowable deductions and exemptions. Long-term capital gains distributed to individuals by mutual funds are currently taxed at a federal income tax rate of 20%. Taxable dividends from any source, including long-term capital gains, distributed to corporations by mutual funds are currently taxed at federal income tax rates of up to 35%. Additionally, state taxes on mutual fund distributions reduce after-tax returns.

                                  CAPITAL STOCK


All shares of beneficial interest, $.001 par value per share, of each Fund have equal voting rights (except as described below with respect to matters specifically affecting a class of shares) and have no preemptive or conversion rights. The Trust's Declaration of Trust permits the issuance of multiple classes of shares pursuant to the Multiple Pricing System. Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by series (Fund) or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the plan of distribution relating to Class A shares will only be voted on by Class A shares). Matters required by the 1940 Act to be voted upon by each affected series include changes to (i) the Advisory Agreement, (ii) a Subadvisory Agreement and (iii) fundamental investment objectives and policies.

The Trust is not generally required to hold annual meetings of shareholders. However, the Trustees may call special meetings of shareholders for action by shareholder vote as may be requested in writing by the holders of 25% or more of the outstanding shares of the Trust (10% in the case of a meeting requested for the purpose of removing a Trustee) or as may be required by applicable laws. Shareholders seeking to call a meeting for the purpose of removing a Trustee will be assisted by the Trust in communicating with other shareholders, provided the shareholders seeking to call a meeting are at least ten in number, have been shareholders for at least six months and hold in the aggregate at least one percent of the outstanding shares or shares having a value of at least $25,000, whichever is less. Also, Trustees may be removed by action of the holders of two-thirds or more of the outstanding shares of the Fund. The Trustees are authorized to create additional series and classes of shares at any time without approval by shareholders.

Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of each Fund of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Agreement and Declaration of Trust also provides for indemnification out of a Fund's property for any shareholder of such Fund held personally liable for any of the Fund's obligations. Thus, the risk of a shareholder being personally liable as a partner for obligations of a Fund is limited to the unlikely circumstance in which the Fund itself would be unable to meet its obligations.


                        PURCHASE, REDEMPTION AND PRICING


Certain Qualified Purchasers. No front end sales charge or CDSC is applicable to any sale of Class A shares to any current or retired Trustee or officer of the Trust or of a Fund, or to the immediate families (i.e., the spouse, children, mother or father) of such persons, or any director, officer, or full-time employee or registered representative (and when permitted, the employees thereof) of broker/dealers having Dealer Agreements with the Distributor ("Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons), or any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of Fund shares, and their immediate families. In addition, no front end sales charge or CDSC is applicable on any sale to American General Corporation or any of its affiliates, the Subadvisors, or to a director, officer, full-time employee or sales representative of American General Corporation or any of its affiliates, the Subadvisors or any of their affiliates, or to the immediate families of such persons, or any trust, pension, profit-sharing or other benefit plan for the benefit of such persons. Furthermore, no front end sales charge of CDSC is applicable to any sale of Class A shares to: (1) financial institution trust departments investing an aggregate of $1 million or more in the Funds; (2) accounts for which broker/dealers, financial institutions, or financial planners charge and account management fee (also called a "wrap" fee); (3) tax-qualified plans with more than $1 million in plan assets; (4) tax-qualified plans purchasing shares with loan repayments from participants; and (5) by a Fund in connection with the acquisition of another investment company.

No front end sales charge or CDSC on Class A shares is applicable to continuing purchase payments made in connection with Code Section 401 qualified plans that were invested in the Fund prior to April 1, 1994.

A qualified retirement plan that is currently a shareholder of the Fund may make additional purchases of Class A shares at net asset value (i.e., without the imposition of a front end sales load or CDSC). A commission or transaction fee of 1.00% will be paid by the Distributor to broker-dealers, banks and other financial service firms subject to a chargeback to the firm for redemptions made within one year from the date of purchase.

Shares may be sold at net asset value to certain categories of investors, including to shareholders of other investment companies, who invest in North American Funds in response to certain promotional activities.

Class A shares may be sold at net asset value without a front end sales charge to all shareholders of any liquidating fund that is a series of American General Series Portfolio Company 2, a Delaware business trust.

Class A shares may be purchased at net asset value by certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar account program under which such clients pay a fee to such broker-dealer or other financial institution. Class A shares may also be purchased at net asset value by registered investment advisers for the benefit of client accounts if the adviser charges a fee (other than brokerage commissions) for his services.

Determination of Net Asset Value

         The following supplements the discussion set forth in the Prospectus. The assets belonging to each class of shares of a Fund will, in each case, be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class from the assets belonging to that class.

         The Trustees have authorized the Funds to value certain debt securities by reference to valuations obtained from pricing services which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations of such securities, without extensive reliance upon quoted prices, since such valuations are believed by the Trustees to more accurately reflect the fair value of such securities.

         Securities held by each of the Funds other than the Money Market Fund, except for money market instruments with remaining maturities of 60 days or less, are valued as follows: securities which are traded on stock exchanges are valued at the last sales price as of the close of the Exchange, or lacking any sales, at the closing bid prices. Securities traded only in the "over-the-counter" market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the Exchange. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If approved by the Trustees, the Fund may make use of a pricing service or services in determining the net asset value of the classes of the Funds.

         All instruments held by the Money Market Fund and money market instruments with a remaining maturity of 60 days or less held by the other Funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         The Money Market Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by Rule 2a-7, the Money Market Fund will maintain a dollar weighted average maturity of 90 days or less. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share (for each class) as computed for the purposes of sales and redemptions at $1.00.

Redemption in Kind

         Although it is each of the Funds' present policy to make payment of redemption proceeds in cash, if the Trustees determine it appropriate, redemption proceeds may be paid in whole or in part by a distribution in kind of marketable securities held by that Fund subject to the limitation that each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one account. If a redemption in kind is made, a shareholder might be required to bear transaction costs, including brokerage commissions, to dispose of such securities. A Fund will endeavor to only distribute securities for which there is an active trading market.

Repurchase of Shares

         The Distributor is authorized to repurchase Fund shares through certain securities dealers who have entered into dealer agreements with the Distributor. The offer to repurchase may be suspended by the Distributor at any time. Dealers may charge for their services in connection with a repurchase, but neither the Fund nor the Distributor makes any such charge. Repurchase arrangements differ from redemptions in that the dealer buys the shares as principal from his customer in lieu of tendering shares to the Fund for redemption as agent for the customer. The proceeds to the shareholder will be the net asset value of the shares repurchased as next determined after receipt of the repurchase order by the dealer. By a repurchase, the customer should be able to receive the sale proceeds from the dealer more quickly. Shareholders should contact their dealers for further information as to how to effect a repurchase and the dealer's charges applicable thereto.

Payment for the Shares Presented

         Payment for shares presented for redemption will be based on the net asset value of the applicable class of the applicable Fund next computed after a request is received in proper form at the Transfer Agent's office. Certain redemptions of Class A, B and C shares may be subject to a CDSC, which will be deducted from the redemption proceeds. Payment proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed or the right of redemption suspended (i) for any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closing or during which trading on the New York Stock Exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (i) and (ii) exist. Payment of proceeds may also be delayed if the shares to be redeemed or repurchased were purchased by check and that check has not cleared (which may be up to 15 days or more).

Custodian and Transfer and Dividend Disbursing Agents

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, currently acts as Custodian of all the Fund's assets, as well as the bookkeeping, transfer and dividend disbursing agent for all of the Funds of the Trust. State Street may make arrangements to perform certain of its functions through Boston Financial Data Services. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.


                             PERFORMANCE INFORMATION

         From time to time the Trust may advertise certain information about the performance of all classes of one or more of the Funds. Such performance information may include time periods prior to the establishment of the multi-class distribution system. Information about performance of a class of shares of a Fund is not intended to indicate future performance. The Trust's annual report to shareholders, which is available without charge upon request, contains further discussions of Fund performance.

         The Funds may advertise the yield and/or total return performance for all classes of one or more of the Funds in accordance with the rules of the Commission. The Municipal Bond Fund may also present from time to time yield, tax-equivalent yield and standardized and nonstandardized total return in advertisements. When yield is used in sales literature, the total return figures will also be included. The Commission has issued rules setting forth the uniform calculation of both yield and total return, but shareholders' actual experience may be more or less than the figures produced by these formulas.

         Each Fund may include the total return for all classes of shares in advertisements or other written material. Each such piece will include at least the average annual total return quotations for one year, five years, ten years (if available) and/or from the commencement of operations. Total return is measured by comparing the value of an investment at the beginning of the relevant period to the redemption value of the investment at the end of the period; the calculation assumes the initial investment is made at the current maximum net offering price, assumes immediate reinvestment of any dividends or capital gains distributions and adjusts for the current maximum sales charge of 4.75% for Class A shares and the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period indicated. Yield and total return are calculated separately for each class of a Fund.

         Each of the Funds may advertise yield for all classes, accompanied by total return. The yield will be computed by dividing the net investment income per share earned during a recent one month period (after deducting expenses net of reimbursements applicable to each class) by the maximum offering price (including the maximum front end sales charge or applicable CDSC) on the last day of the period, and annualizing the result (assuming compounding of interest) in order to arrive at annual percentage rate. The Municipal Bond Fund may also present from time to time the tax-equivalent yield of all classes. The tax-equivalent yield is calculated by determining the portion of yield which is tax-exempt and calculating the equivalent taxable yield and adding to such amount any fully taxable yield.

         The Money Market Fund may advertise yield and effective yield for all classes. The yield is based upon the income earned by the Fund over a seven-day period and is then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 365 day period and is stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized the income earned by the investment is assumed to be reinvested weekly in shares of the same class and thus compounded in the course of a 365 day period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

         All performance information may be compared with data published by Lipper Analytical Services, Inc. or to unmanaged indices of performance, including, but not limited to, the Dow Jones Industrial Average, S&P 500, S&P MidCap 400 Index, Value Line Composite, Lehman Brothers Bond, Government Corporate, Municipal, Corporate and Aggregate Indices, Merrill Lynch Government & Agency and Intermediate Agency Indices, the Salomon Brothers Non-Dollar WGBI 10 Index, Russell 2000 Growth Index, the EAFE Index or the Morgan Stanley Capital International World Index. In addition, during certain time periods the yield and total return of a class and/or a Fund may be affected by expense waivers and/or expense reimbursements. When so affected, the yield and total return figures will be accompanied by a statement regarding such waiver and/or reimbursement. While performance information may be helpful in evaluating whether a Fund may be fulfilling its objective, past performance should not be regarded as representative of future results. Yields and net asset values will fluctuate with market conditions and the value of shares redeemed may be more or less than their cost. The Money Market Fund operates under procedures designed to stabilize the net asset value of all classes at $1.00 per share. A Fund will include performance data for each class of a Fund in any advertisement or information including performance data of such Fund. The Fund may also utilize performance information in hypothetical illustrations provided in narrative form.

         A Fund may advertise its yield and/or total return performance for all classes of shares of one or more of the Funds, calculated in accordance with the rules of the Commission. Such performance information may include time periods prior to the implementation of the Multiple Pricing System on April 1, 1994, and will be calculated as described below. For purposes of quoting and comparing the performance of the classes of the Funds to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return and yield. Both "total return" and "yield" figures are based on historical performance, show the performance of a hypothetical investment and are not intended to indicate future performance.

         Under the rules of the Commission, funds advertising performance must include total return quotes, "T" below, calculated according to the following formula:

P(1 + T)n  = ERV

Where:

                  P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years (1, 5 or 10)

                  ERV  =   ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the "n" year period
                           (or fractional portion thereof) at the end of such period.

          The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods (if available) plus the time period since the effective date of the Fund's registration statement. When the period since inception for a Fund is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, for Class A shares, the current maximum front end sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B shares, the applicable CDSC imposed on a redemption of shares held for the period is deducted. The formula also assumes that all dividends and distributions have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value. Any sales charges that might in the future be made applicable to reinvestments would be included as would any recurring account charges that might be imposed by the Trust.

         The figures shown in the table below are, for all classes, restated to reflect front end sales charges and CDSCs currently payable by each class of shares under the Multiple Pricing System (as described above), and (for all of the tables presented below) are based on the distribution and service fees and other expenses actually paid by each Fund for the periods presented, rather than the distribution and service fees and other expenses currently payable by each class of shares under the Multiple Pricing System, which in certain cases are different. Until April 1, 1994, each Fund paid distribution and service fees under the Prior Plan.

     The following tables set forth the average annual total returns for each class of shares of each Fund for certain periods of time ending October 31, 1999, restated to reflect the effects of the maximum front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System:


Class A shares
Through
10/31/99                                            One Year %        Five Years %         Since Inception %        Inception Date
Mid Cap Growth Fund                                     19.53%            N/A                  13.02%                (03-04-96)
International Small Cap Fund                            28.94%            N/A                  10.37%                (01-04-96)
Large Cap Growth Fund                                   22.47%            N/A                  19.56%                (03-04-96)
Global Equity Fund                                       0.58%          7.22%                   8.94%                (11-01-90)
Growth & Income Fund                                    17.26%         21.72%                  16.59%                (05-01-91)
International Equity Fund                               15.56%            N/A                   7.17%                (01-09-95)
Strategic Income Fund                                   -2.75%          7.10%                   5.20%                (11-01-93)
Balanced Fund                                           -3.61%         10.90%                   8.25%                (08-28-89)
Core Bond Fund                                          -5.77%          5.93%                   6.15%                (05-01-91)
U.S. Government Securities Fund                         -4.29%          5.54%                   6.30%                (08-28-89)
Municipal Bond Fund                                     -7.61%          5.50%                   3.40%                (07-06-93)
Small Cap Growth Fund                                   37.40%            N/A                  11.58%                (01-06-98)
Mid Cap Value Fund                                         N/A            N/A                     N/A
Stock Index Fund                                           N/A            N/A                     N/A
Small Cap Index Fund                                       N/A            N/A                     N/A
Socially Responsible Fund                                  N/A            N/A                     N/A
High Yield Bond Fund                                       N/A            N/A                     N/A
Aggressive Growth Lifestyle Fund                           N/A            N/A                     N/A
Moderate Growth Lifestyle Fund                             N/A            N/A                     N/A
Conservative Growth Lifestyle Fund                         N/A            N/A                     N/A
Municipal Money Market Fund                                N/A            N/A                     N/A
Science & Technology Fund                                  N/A            N/A                     N/A


Class B shares
Through
10/31/99                                             One Year %       Five Years %         Since Inception %        Inception Date
Mid Cap Growth Fund                                     19.62%            N/A                  13.10%                (03-04-96)


International Small Cap Fund                     29.63%            N/A            10.43%             (03-04-96)
Large Cap Growth Fund                            22.77%            N/A            19.90%             (03-04-96)
Global Equity Fund                                0.01%          7.35%             9.16%             (11-01-90)
Growth & Income Fund                             17.28%         22.03%            16.86%             (05-01-91)
International Equity Fund                        15.53%            N/A             7.35%             (01-09-95)
Strategic Income Fund                            -3.44%          7.18%             5.31%             (11-01-93)
Balanced Fund                                    -4.43%         11.03%             8.43%             (08-28-89)
Core Bond Fund                                   -6.48%          6.04%             6.37%             (05-01-91)
U.S. Government Securities Fund                  -4.99%          5.58%             6.44%             (08-28-89)
Municipal Bond Fund                              -8.58%          5.34%             3.45%             (07-06-93)
Small Cap Growth Fund                            37.36%            N/A            10.91%             (01-06-98)
Mid Cap Value Fund                                  N/A            N/A               N/A
Stock Index Fund                                    N/A            N/A               N/A
Small Cap Index Fund                                N/A            N/A               N/A
Socially Responsible Fund                           N/A            N/A               N/A
High Yield Bond Fund                                N/A            N/A               N/A
Aggressive Growth Lifestyle Fund                    N/A            N/A               N/A
Moderate Growth Lifestyle Fund                      N/A            N/A               N/A
Conservative Growth Lifestyle Fund                                 N/A               N/A             N/A
Municipal Money Market Fund                         N/A            N/A               N/A
Science & Technology Fund                           N/A            N/A               N/A


Class C shares
Through
10/31/99                                        One Year       Five Years     Since Inception     Inception Date
Mid Cap Growth Fund                                23.65%          N/A            13.74%             (03-04-96)
International Small Cap Fund                       33.48%          N/A            11.09%             (03-04-96)
Large Cap Growth Fund                              26.75%          N/A            20.38%             (03-04-96)
Global Equity Fund                                  3.99%        7.65%             9.16%             (11-01-90)
Growth & Income Fund                               21.28%       22.17%            16.82%             (05-01-91)
International Equity Fund                          19.53%          N/A             7.65%             (01-09-95)
Strategic Income Fund                               0.56%        7.48%             5.44%             (11-01-93)
Balanced Fund                                      -0.42%       11.27%             8.42%             (08-28-89)
Core Bond Fund                                     -2.54%        6.35%             6.37%             (05-01-91)
U.S. Government Securities Fund                    -0.99%        5.90%             6.44%             (08-28-89)
Municipal Bond Fund                                -4.73%        5.67%             3.45%             (07-06-93)
Small Cap Growth Fund                              41.19%          N/A            13.42%             (01-06-98)
Mid Cap Value Fund                                    N/A          N/A               N/A
Stock Index Fund                                      N/A          N/A               N/A
Small Cap Index Fund                                  N/A          N/A               N/A
Socially Responsible Fund                             N/A          N/A               N/A
High Yield Bond Fund                                  N/A          N/A               N/A
Aggressive Growth Lifestyle Fund                      N/A          N/A               N/A
Moderate Growth Lifestyle Fund                        N/A          N/A               N/A
Conservative Growth Lifestyle Fund                    N/A          N/A               N/A
Municipal Money Market Fund                           N/A          N/A               N/A
Science & Technology Fund                             N/A          N/A               N/A

         For periods ending 10/31/99, the Adviser waived certain fees in respect of the Funds. Absent such waivers, the returns shown above would be lower.

         The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. On July 10, 1992, the former Aggressive, Moderate and Conservative Asset Allocation Trusts were reorganized into the Balanced Fund. The Balanced Fund's investment objectives, policies and restrictions are identical to the old Moderate Asset Allocation Trust. The performance figures shown above for the Balanced Fund therefore are based on the past performance of the former Moderate Asset Allocation Trust for the period prior to July 10, 1992.

         A Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. Under the rules of the Commission, yield must be calculated according to the following formula:


                         a-b   6
               YIELD     = 2[(--- + 1) - 1]
                         cd
Where:

                            a = dividends and interest earned during the period.

                            b = expenses accrued for the period (net of
                                reimbursement).

                            c = the average daily number of shares outstanding
                                during the period that were entitled to receive dividends.

                            d = the maximum offering price per share on the last
                                day of the period.

Yields for the classes of the Funds used in advertising are computed by dividing the class of the Fund's interest and dividend income for a given 30 day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the offering price (including the applicable front end sales charge or CDSC) at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purposes of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class of a Fund may differ from the rate of distributions paid over the same period or the rate of income reported in the Fund's financial statements. The yields for Classes A, B and C of the Core Bond Fund for the thirty day period ended October 31, 1999 were 6.18% and 5.97%, 6.00%, respectively. The yields for Classes A, B and C of the U.S. Government Securities Fund for the thirty day period ended October 31, 1999 were 5.28%, 4.95% and 4.95%, respectively. The yields for Classes A, B and C of the Strategic Income Fund for the thirty day period ended October 31, 1999 were 9.88%, 9.82% and 9.82%, respectively.

         Yield quotations for the Core Bond and U.S. Government Securities and Strategic Income Funds will reflect the fact that such Funds will have paid no advisory fees during certain periods of their operations. Therefore, the yield for those Funds encompassing the periods during which no advisory fees were paid will be higher than the yields the Funds would have realized had the suspension of advisory fees not been in effect.

         The yields for Classes A, B and C of the Municipal Bond Fund for the thirty day period ended October 31, 1999 were 4.39%, 3.82% and 3.82%, respectively. With respect to the Municipal Bond Fund, tax-equivalent yields are computed by dividing that portion of yield that is tax-exempt by one, minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

         Yields for the Money Market Fund will be computed on the basis of seven-day periods, and such quotations will be in lieu of total return quotations for the one, five and ten year periods described above. Yields will be computed by dividing the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period by the value of the account at the beginning of the period and multiplying the return so determined ("base period return") by 365/7. Effective yields will be computed by compounding the base period return in accordance with the following formula:

          Effective yield = [(Base period return +1)365/7] - 1

          For the seven-day period ended October 31, 1999, yields for Classes A, B and C of the Money Market Fund were 4.72%, 4.72% and 4.72%, respectively. For the seven-day period ended October 31, 1999, the effective yields for Classes A, B and C of the Money Market Fund were 4.55%, 4.55% and 4.55%, respectively.

         Yield and total return are calculated separately for each class of shares of a Fund. As discussed above, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class, and are based on distribution and service fees and other expenses actually paid by each Fund for the periods presented.

         The Trust may also from time to time include in advertising a total aggregate return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare performance more accurately with other measures of investment return. Each class of a Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, aggregate total return is calculated for the specified periods of time by assuming the investment of $1,000 in shares of a class of a Fund and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Trust does not, for these purposes, deduct from the initial value invested any amount representing front end sales charges or CDSCs applicable to a class. To calculate its average annual total return, the aggregate return is then annualized according to the Commission's formula for total return quotes, outlined above. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The Trust will, however, disclose the maximum front end sales charge or CDSC applicable to each class and will also disclose that the performance data does not reflect sales charges and that the inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under Commission rules and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Trust may also advertise the performance rankings assigned certain Funds (or classes thereof) or their investment Subadvisors by various publications and statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be presented from time to time by such analysis as Dow Jones, Morningstar, Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average/U.S. Government and Agency, or as they appear in various publications including but not limited to The Wall Street Journal, Forbes, Barrons, Fortune, Money Magazine, The New York Times, Financial World and Financial Services Week.

         Calculated in the manner set forth immediately above, the average annual total returns for each class of shares of each Fund for the one and five year periods ended October 31, 1999 and since inception to October 31, 1999 are as follows:


Class A shares
Through
10/31/99                                       One Year %      Five Years %         Since Inception %     Inception Date
Mid Cap Growth Fund                              25.50%             N/A                  14.53%             (03-04-96)
International Small Cap Fund                     35.37%             N/A                  11.84%             (03-04-96)
Large Cap Growth Fund                            28.57%             N/A                  21.17%             (03-04-96)
Global Equity Fund                                5.60%           8.27%                   9.53%             (11-01-90)
Growth & Income Fund                             23.11%          22.91%                  17.26%             (05-01-91)
International Equity Fund                        21.33%             N/A                   8.26%             (01-09-95)
Strategic Income Fund                             2.10%           8.15%                   6.06%             (11-01-93)
Balanced Fund                                     1.20%          11.98%                   8.77%             (08-28-89)
Core Bond Fund                                   -1.08%           6.97%                   6.76%             (05-01-91)
U.S. Government Securities Fund                   0.48%           6.57%                   6.81%             (08-28-89)
Municipal Bond Fund                              -2.95%           6.53%                   4.20%             (07-06-93)
Tax-Sensitive Equity Fund                         4.63%             N/A                  -2.84%             (01-06-98)
Small Cap Growth Fund                            44.26%             N/A                  14.61%             (01-06-98)
Mid Cap Value Fund                                  N/A             N/A                     N/A
Stock Index Fund                                    N/A             N/A                     N/A
Small Cap Index Fund                                N/A             N/A                     N/A
Socially Responsible Fund                           N/A             N/A                     N/A
High Yield Bond Fund                                N/A             N/A                     N/A
Aggressive Growth Lifestyle Fund                    N/A             N/A                     N/A
Moderate Growth Lifestyle Fund                      N/A             N/A                     N/A
Conservative Growth Lifestyle Fund                                  N/A                     N/A             N/A
Municipal Money Market Fund                         N/A             N/A                     N/A
Science & Technology Fund                           N/A             N/A                     N/A


Class B shares
Through
10/31/99                                       One Year %      Five Years %         Since Inception %    Inception Date
Mid Cap Growth Fund                             24.62%              N/A                  13.69%             (03-04-96)
International Small Cap Fund                    34.33%              N/A                  11.06%             (03-04-96)
Large Cap Growth Fund                           27.77%              N/A                  20.41%             (03-04-96)
Global Equity Fund                               5.01%            7.65%                   9.16%             (11-01-90)

Growth & Income Fund                            22.28%           22.21%                  16.86%             (05-01-91)
International Equity Fund                       20.53%              N/A                   7.66%             (01-09-95)
Strategic Income Fund                            1.56%            7.48%                   5.44%             (11-01-93)
Balanced Fund                                    0.57%           11.29%                   8.43%             (08-28-89)
Core Bond Fund                                  -1.56%            6.35%                   6.37%             (05-01-91)
U.S. Government Securities Fund                  0.01%            5.90%                   6.44%             (08-28-89)
Municipal Bond Fund                             -3.77%            5.67%                   3.45%             (07-06-93)
Small Cap Growth Fund                           42.36%              N/A                  13.42%             (01-06-98)
Mid Cap Value Fund                                 N/A              N/A                     N/A
Stock Index Fund                                   N/A              N/A                     N/A
Small Cap Index Fund                               N/A              N/A                     N/A
Socially Responsible Fund                          N/A              N/A                     N/A


High Yield Bond Fund                               N/A              N/A                     N/A
Aggressive Growth Lifestyle Fund                   N/A              N/A                     N/A
Moderate Growth Lifestyle Fund                     N/A              N/A                     N/A
Conservative Growth Lifestyle Fund                 N/A              N/A                     N/A
Municipal Money Market Fund                        N/A              N/A                     N/A
Science & Technology Fund                          N/A              N/A                     N/A


Class C shares
Through
10/31/99                                       One Year %      Five Years %         Since Inception %     Inception Date
Mid Cap Growth Fund                             24.65%              N/A                  13.74%             (03-04-96)
International Small Cap Fund                    34.48%              N/A                  11.09%             (03-04-96)
Large Cap Growth Fund                           27.75%              N/A                  20.38%             (03-04-96)
Global Equity Fund                               4.99%            7.65%                   9.16%             (11-01-90)
Growth & Income Fund                            22.28%           22.17%                  16.82%             (05-01-91)
International Equity Fund                       20.53%              N/A                   7.65%             (01-09-95)
Strategic Income Fund                            1.56%            7.48%                   5.44%             (11-01-93)
Balanced Fund                                    0.58%           11.27%                   8.42%             (08-28-89)
Core Bond Fund                                  -1.56%            6.35%                   6.37%             (05-01-91)
U.S. Government Securities Fund                  0.01%            5.90%                   6.44%             (08-28-89)
Municipal Bond Fund                             -3.77%            5.67%                   3.45%             (01-06-98)
Small Cap Growth Fund                           42.19%              N/A                  13.42%             (01-06-98)
Mid Cap Value Fund                                 N/A              N/A                     N/A
Stock Index Fund                                   N/A              N/A                     N/A
Small Cap Index Fund                               N/A              N/A                     N/A
Socially Responsible Fund                          N/A              N/A                     N/A
High Yield Bond Fund                               N/A              N/A                     N/A
Aggressive Growth Lifestyle Fund                   N/A              N/A                     N/A
Moderate Growth Lifestyle Fund                     N/A              N/A                     N/A
Conservative Growth Lifestyle Fund                                  N/A                     N/A             N/A
Municipal Money Market Fund                        N/A              N/A                     N/A
Science & Technology Fund                          N/A              N/A                     N/A

         The Funds have been and still are subject to certain fee reimbursements. Absent such reimbursement, the returns shown above would be lower.

         The Trust may also from time to time include in advertising and sales literature the following: 1) information regarding its Fund Subadvisors, such as information regarding a Subadvisor's specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Trust, its portfolios or its investment Subadvisors that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information. The Trust will include performance data for each class of shares of a Fund in any advertisement or information including performance data of such Fund.

Taxable Equivalent Yields


      =================================================================================================================
      Single                   Joint                 Marginal              A Tax-Exempt Yield of:
                                                     Federal
                                                     Income Tax           3%    4%    5%    6%    7%   8%
                                                     Rate
      Taxable Income**
                                                                         Is Equivalent to a Taxable Yield of:
      -----------------------------------------------------------------------------------------------------------------
       under $25,350           under $42,350         15%                3.53,  4.71,  5.88,  7.06,  8.24,  9.41
      -----------------------------------------------------------------------------------------------------------------
      $25,350-$61,400          $42,350-$102,300      28%                4.17,  5.56,  6.94,  8.33,  9.72, 11.11
      -----------------------------------------------------------------------------------------------------------------
      $61,400-$128,100         $102,300-$155,950     31%                4.35,  5.80,  7.25,  8.70, 10.14, 11.59
      -----------------------------------------------------------------------------------------------------------------
      $128,100-$278,450        $155,950-$278,450     36%                4.69,  6.25,  7.81,  9.38, 10.94, 12.50
      -----------------------------------------------------------------------------------------------------------------
      over $278,450            over $278,450         39.6%              4.97,  6.62,  8.28,  9.93, 11.59, 13.25
      =================================================================================================================

* Certain taxpayers may, to the extent such taxpayers itemize deductions or claim personal exemptions, be subject to a higher marginal rate. In addition, the tax rate on net capital gains of individuals may not exceed 28%.

**Taxable Income amounts apply for taxable years beginning in 1996. The amounts are indexed annually for inflation.

                                      TAXES

        The following information supplements the disclosure contained in the Prospectus under the heading "Taxes." No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussion set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local and foreign taxes.

        Each Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to continue to so qualify. Qualification as a RIC requires, among other things, that each Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the total value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the total value of a Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses.

        As a RIC, a Fund will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (the excess of a Fund's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that it distributes with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income and the excess, if any, of net short term capital gains over net long-term capital losses for such year. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders each of whom (i) will be required to include in income for United States federal income tax purposes, as long-term capital gains, its proportionate share of the undistributed amount, (ii) will be entitled to credit its proportionate share of the 35% tax paid by a Fund on the undistributed amount against its federal income tax liability and to claim refunds to the extent such credits exceed such tax liability and (iii) will be entitled to increase its tax basis, for federal income tax purposes, in its shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

        A Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of a Fund's ordinary income for such calendar year; (b) 98% of its capital gain net income (the excess of capital gains over capital losses, in each case both long- and short-term) for the one-year period ending on October 31 of such calendar year; and (c) 100% of the ordinary income and capital gain net income from any prior calendar year to the extent that such amounts were not previously distributed or subject to tax under Subchapter M of the Code. If a Fund does not qualify for taxation as a RIC for any taxable year, such Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, such Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Each Fund expects to make sufficient distributions such that it will not be subject to the corporate income and excise taxes.

        Certain investments, including investments in assets "marked to market" for federal income tax purposes, debt obligations issued at a discount (including, for example, zero coupon securities), as well as certain other investments generally will, and debt obligations purchased at a discount may, cause a Fund to realize income prior to the receipt of cash payments with respect to these investments. In such cases a Fund may be required to borrow money or sell assets (including when it is not advantageous to do so) to generate the cash necessary to make sufficient distributions to its shareholders necessary to avoid any Fund level tax liability.

        In addition, investments in options, futures contracts, hedging transactions, forward contracts and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long term capital-gains into short term capital-gains and convert short-term capital losses into long-term capital losses. These transactions could therefore affect the amount, timing and character of distributions to shareholders.

        A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

        Investment by a Fund in a "passive foreign investment company" ("PFIC") could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, such tax and interest charges may be avoided in certain circumstances. First, a Fund may elect to treat a PFIC as a "qualified electing fund," in which case such Fund will be required to include its share of the PFIC's ordinary income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Second, a Fund also may make an election to mark the gains (and, to a limited extent, losses) in the PFIC stock "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid Fund level taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

        Certain dividends and interest received by a Fund may be subject to foreign withholding taxes. If more than 50% of a Fund's assets at year end consists of stock or securities in foreign corporations, such Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by such Fund to foreign countries. If eligible the Fund(s) intend to make this election. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes. Each year that a Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders and the portion of the dividend which represents income derived from sources within each such foreign jurisdiction (including U.S. possessions).

        If a shareholder sells or otherwise disposes of a share of a Fund before holding it for more than six months, any loss on the sale of such share shall be
(i) treated (to the extent not disallowed as described in (ii) below) as a long-term capital loss to the extent of any capital gain dividend received or undistributed capital gain deemed received by the shareholder with respect to such share or (ii) in the case of the Municipal Bond Fund and the Municipal Money Market Fund, disallowed to the extent of any exempt-interest dividends received with respect to such share. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed to the extent the shareholder acquired other shares of the same Fund within a 61-day period beginning 30 days before and ending 30 days after the date on which such shares are redeemed or otherwise disposed of. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

        A sales load incurred in connection with the purchase of Fund shares will not be taken into account in determining the gain or loss on the sale or exchange of shares within 91 days of such purchase, where the proceeds are reinvested in another Fund of the Trust, at a reduced (or eliminated) load. The disregarded load will be added to the tax basis of the newly acquired shares.

        Distributions of taxable income and proceeds from the sale of investments held by a Fund for one year or less are taxable to Fund shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (including any capital losses carried forward from prior years) earned by the Fund are taxable to shareholders of the Fund as long-term capital gains (generally at a 20% rate for noncorporate shareholders), whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions declared in October, November or December and paid the following January will be taxed to shareholders as if received on December 31 of the year in which they are declared.

        Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed such Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

        Redemptions and exchanges of a Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain.

        Generally, unless a shareholder of a Fund includes his or her taxpayer identification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from taxable dividends and other reportable payments (including proceeds of redemption transactions) to the shareholder. Backup withholding may also be required in certain other cases.

        Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Some states do not permit RICs to pass through to their shareholders the state and local income tax exemptions available to direct owners of certain types of securities unless the RIC owns a required amount of those securities. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of Fund shares or securities held by a Fund. To the extent that a Fund invests to a substantial degree in U.S. government securities that are subject to favorable state and local tax treatment, shareholders of such a Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Municipal Bond Fund and Municipal Money Market Fund

        Each of the Municipal Bond Fund and the Municipal Money Market Fund (each a "Municipal Fund") intends to qualify to pay "exempt-interest dividends," as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of municipal obligations described in section 103(a) of the Code. Because each Municipal Fund will primarily invest in municipal obligations, dividends from the Fund will generally be exempt from regular federal income tax in the hands of shareholders (subject to the possible application of the alternative minimum tax). Further, gain from a sale of redemption of shares of each Municipal Fund will be taxable to shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Thus, it will normally be advantageous for each Municipal Fund to declare exempt-interest dividends frequently. Taxpayers must disclose to the Internal Revenue Service on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of a Municipal Fund) received or accrued during the year.

        Federal tax law imposes an alternative minimum tax ("AMT") with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations is treated as a tax preference item for purposes of the AMT. In addition, corporate shareholders must include the full amount of exempt-interest dividends in computing the preference items for purposes of the AMT on corporations. The Fund will annually supply shareholders with a report indicating the percentage of portfolio income attributable to municipal obligations subject to the alternative minimum tax.

        Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the Fund. Tax-exempt distributions received from each Municipal Fund are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Municipal Fund is not deductible if such Fund distributes exempt-interest dividends to the shareholder during the taxable year.

         Any recognized gain or income attributable to market discount on long-term (i.e., obligations with a term of more than one year) tax-exempt obligations purchased after April 30, 1993 is taxable as ordinary income (except to the extent of a portion of the discount attributable to original issue discount). This rule may increase the amount of ordinary income dividends received by shareholders.

         Shares of each Municipal Fund are not a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from a Municipal Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

         In addition, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. "Substantial user" includes a "non-exempt person" who regularly uses in his trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds. "Related persons" include, among others, certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person". For additional information, investors (especially those who are "substantial users" or "related persons") should consult their tax advisers before investing in a Municipal Fund.

         In the course of managing its investments, each Municipal Fund may realize some capital gains (and/or losses) and other taxable income. Any distributions by such Fund of its share of such gains or other taxable income would be taxable to the shareholders. However, it is expected that such amounts would normally be insubstantial in relation to the tax-exempt interest earned by each Municipal Fund.

          In addition, the receipt of exempt-interest dividends from each of the Funds affect the federal tax liability of certain foreign corporations, S corporations and insurance companies.

         A notice detailing the tax status of dividends and distibutions paid by each Municipal Fund will be mailed annually to its shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by- state basis, the source of such income.

Description of Tax Consequences

         Descriptions of tax consequences set forth in this Statement of Additional Information and the Prospectus are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in federal or other tax laws. This discussion is not intended as a substitute for careful tax planning.

                             INDEPENDENT ACCOUNTANTS

        PricewaterhouseCoopers LLP serve as the Trust's independent accountants. Their address is 160 Federal Street, Boston, Massachusetts 02110.

                              FINANCIAL STATEMENTS

        The Independent Auditor's Report, financial highlights and financial statements in respect of the Trust included in the Annual Report of the Trust for the fiscal year ended October 31, 1999 of the Trust to shareholders filed on Form N-30D under the Investment Company Act of 1940, as amended, filed electronically on January 5, 2000 (File No. 811-05797 Accession No. 0000950109-00-000037), are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"   Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A"    Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba"   Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

"B"    Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"   Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"    Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


       Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its municipal fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

       Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: "Prime-1", "Prime-2", "Prime-3".

        Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA"      Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA"    Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

"A"     Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB"      Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB"    Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B"     Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC"      Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC"    The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C"     The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI"    The rating "CI" is reserved for fixed-income securities on which no interest is being paid.


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"NR"  Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation "1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues rated B are regarded as having only speculative capacity for timely payment.

"C" This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

"D" Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.


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